UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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FirstEnergy Corp.
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FirstEnergy
MILES
HERO
PARTNER
FirstEnergy
Brayden
Brayden
Brayden
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FirstEnergy
FirstEnergy

# 2022 Proxy Statement

and Notice of Annual Meeting of Shareholders

On the Cover: FirstEnergy continues its sponsorship in 2022 of the Akron Marathon, a world-class race known for its 26.2-mile blue line threading through Akron, Ohio – our corporate headquarters city. The marathon attracts more than 10,000 runners annually and has an $8 million economic impact to the City of Akron. Since its inception in 2003, more than $6 million has been raised for local charities.

Letter from Our Chair

March 23, 2022

Letter from Our Chair	Donald T. Misheff Chair of the Board

Dear FirstEnergy Shareholders:

Thank you for your continued confidence in FirstEnergy. On behalf of your Board of Directors, I cordially invite you to attend our 2022 Annual Meeting of Shareholders on May 17, 2022. The attached Notice of the 2022 Annual Meeting of Shareholders (the “Meeting”) and Proxy Statement contain information about the business to be conducted at the Meeting. We also encourage you to read about your Board, our environmental, social and governance practices, and our executive compensation programs in the accompanying Proxy Statement.

We will conduct the Meeting online for the health and safety of our shareholders, employees and the broader community. See the “Attending the Virtual Annual Meeting” section of “Questions and Answers about the Annual Meeting” in the accompanying Proxy Statement for instructions on how to register to participate in the virtual annual meeting.

A Culture of Doing the Right Thing

The events since mid-2020 have been deeply humbling for FirstEnergy’s Board and leadership. We are working tirelessly to move forward as a stronger, integrity-bound organization that puts doing the right thing at the heart of our business as we serve our customers and their evolving energy needs. We have taken decisive actions over the past two years and are focused on building a culture of uncompromising compliance, ethics, integrity and accountability. At the same time, we are strengthening our business and putting customers at the heart of all we do. We remain committed to working cooperatively with stakeholders and demonstrating FirstEnergy’s core values to rebuild trust and confidence in the Company while delivering safe, reliable and affordable electric service.

Executing Our Strategy

FirstEnergy’s strategy is to become a premier electric utility built on a strong foundation, with an unrelenting customer focus, that leads and enables the energy transition. Highlights of our progress include:

◾	We are building a stronger, diverse and inclusive culture to better serve customers, improve operational performance, spark innovation, and provide a more rewarding and equitable work experience for all employees. Diversity, Equity and Inclusion, much like Safety, is a core value that is foundational to everything we do. Recognizing, developing and leveraging the unique strengths of our employees helps make FirstEnergy a more innovative and resilient company, and motivates employees to build their careers with us.

◾	We are unlocking opportunities to enhance our business, including through FE Forward, our customer-focused effort to modernize our Company, unlock our potential and deliver sustainable value to all stakeholders.

◾	We announced $3.4 billion of equity financings with two premier global infrastructure funds. These transformative financings are expected to strengthen FirstEnergy’s financial position, capitalize on incremental investment opportunities and address all non-SIP/DRIP equity plans. Blackstone Infrastructure Partners invested $1 billion in FirstEnergy common equity and Brookfield Super-Core Infrastructure Partners is acquiring a 19.9% minority interest in FirstEnergy Transmission, LLC for $2.4 billion. These transactions allow us to strengthen our business and fund strategic capital expenditures that will help us support our climate strategy and enable a sustainable energy transition.

FIRSTENERGY CORP.

Letter from Our Chair

“We remain committed to working cooperatively with stakeholders and demonstrating FirstEnergy’s core values to rebuild trust and confidence in the Company while delivering safe, reliable and affordable electric service.”

An Engaged Board Dedicated to Strong Corporate Governance

Your Company is dedicated to strong corporate governance, which we view as foundational to our business and important to advancing the interests of our shareholders. Your Board oversees and guides FirstEnergy’s business strategy, including your Company’s efforts to drive integrity and accountability and make progress on environmental, social and governance matters.

Our stakeholder engagement efforts are also vital to FirstEnergy’s success. In 2021 and early 2022, consistent with prior years’ practices, we held numerous conversations with shareholders. With support from your Board, the Company’s Chief Executive Officer and the management team, our integrated shareholder outreach team, consisting of members of Corporate Responsibility, Corporate Secretary department, Legal, Finance, Human Resources and Investor Relations, engages with a broad base of investors throughout the year. Feedback and suggestions gathered from these engagements have helped the Board shape our policies, practices and disclosures.

Since the beginning of 2021, your Board has expanded with seven new directors, five of whom are independent. Your new directors bring strong backgrounds and experience with publicly traded companies and add unique insights to our Board, which have been particularly valuable during this period of change and renewal at your Company. To further refresh the Board, Jana T. Croom and Sean T. Klimczak have been nominated for election at the 2022 Annual Meeting of Shareholders, and six long-term Board members will not stand for reelection: Michael J. Anderson, Thomas N. Mitchell, Christopher D. Pappas, Luis A. Reyes, Julia L. Johnson and myself. On behalf of this group, it has been our privilege to serve on your Board, and I am confident your Company will continue to grow stronger under the leadership and guidance of our 2022 director nominees.

We also recognize the importance of diversity in our business and leadership, including on our Board. Our Board nominees demonstrate diversity in the form of gender, ethnicity, age, tenure, thought, background and experiences. Of note, women and ethnic minorities currently represent 33% of our Board nominees.

Our Bright Future

On behalf of your board, I want to express my appreciation for the dedicated efforts of FirstEnergy employees. Their performance is helping our Company achieve positive, sustainable momentum, while making customers’ lives brighter, the environment better and our communities stronger.

Your Board and management team are deeply committed to creating value for you. We are continuing to work quickly, decisively and with a strong sense of urgency to address challenges, while executing key initiatives to enhance shareholder value and reshape FirstEnergy into a more resilient, industry-leading organization of the future. As always, your Board and management team will continue to regularly engage with you and keep you updated on your Company’s progress. Please read more about your Board, its environmental, social and governance practices, and executive compensation programs in the accompanying Proxy Statement. We’re grateful for your support and thank you in advance for voting promptly.

Sincerely,

Donald T. Misheff Chair of your Board

2022 PROXY STATEMENT

Notice of Annual Meeting of Shareholders

Notice of Annual Meeting of Shareholders

Please carefully review this Notice, the Company’s Annual Report to Shareholders for the year ended December 31, 2021 (the “2021 Annual Report”), and the accompanying Proxy Statement and vote your shares by following the instructions on your proxy card/voting instruction form or Notice of Internet Availability of Proxy Materials to ensure your vote is cast at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE AND TIME Tuesday, May 17, 2022 8:00 a.m. EDT RECORD DATE March 18, 2022

LOCATION

To protect the health and safety of shareholders, employees, and the broader community during the COVID-19 pandemic, your Board has decided that the Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe22_vm. Online access will begin at 7:30 a.m. EDT on May 17, 2022. There will be no physical location for in-person attendance at the Annual Meeting.

If you plan to attend the virtual Annual Meeting, you must register in advance. See the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” in the accompanying Proxy Statement for instructions on how to register. Shareholders may only participate online and must pre-register to vote and ask questions at the virtual Annual Meeting. Only shareholders of record as of the close of business on March 18, 2022, or their proxy holders, may vote at the Annual Meeting.

AGENDA

On behalf of the Board of Directors,

Mary M. Swann Corporate Secretary and Associate General Counsel Akron, Ohio

This Notice and accompanying Proxy Statement are being mailed or made available to shareholders on or about March 23, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 17, 2022. The accompanying Proxy Statement and the 2021 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

FIRSTENERGY CORP.

2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

MISSION STATEMENT

We are a forward-thinking electric utility centered on integrity, powered by a diverse team of employees committed to making customers’ lives brighter, the environment better and our communities stronger.

OUR CORE VALUES

FirstEnergy’s core values encompass what matters most to us. They guide the decisions we make and the actions we take. Our core values should inspire our actions today and shine a light on who we aspire to be in the future.

Integrity We always act ethically with honesty, humility and accountability.

Safety We keep ourselves and others safe.

Diversity, Equity & Inclusion We embrace differences, ensure every employee is treated fairly and create a culture where everyone feels they belong.

Performance Excellence We pursue excellence and seek opportunities for growth, innovation and continuous improvement.

Stewardship We positively impact our customers, communities and other stakeholders, and strive to protect the environment.

FIRSTENERGY CORP.	1

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

CODE OF CONDUCT

FirstEnergy’s Code of Conduct, The Power of Integrity, lays the foundation for what we expect from all employees. It reflects our collective commitment to keep integrity at the forefront of everything we do — a pledge underscored by the inclusion of integrity in our mission, core values and company strategy.

COMPANY STRATEGY

Our refined company strategy is built on three pillars: A Strong Foundation, An Unrelenting Customer Focus and Leading and Enabling the Energy Transition. We have defined what each of these pillars means to FirstEnergy in terms of where we will focus our efforts and investments. We believe that focusing on these core pillars will enable FirstEnergy to become a premier electric utility.

2	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

ESG FOCUS

The pillars of our company strategy are supported by our environmental, social and governance (ESG) priorities and aligned with our commitment to corporate responsibility. Because of this strategic integration, improving our ESG performance advances our strategy and helps us become a more innovative, diverse, sustainable and industry-leading company.

ESG Priorities:

ENVIRONMENTAL:

Protect the environment by minimizing our impact, improving the sustainability of our operations, executing our Climate Strategy and finding opportunities to enhance the ecosystems we interact with

SOCIAL:

Support the development of an inclusive, equitable, rewarding and safe work atmosphere, while empowering our diverse and innovative team to make our customers’ lives brighter and our communities stronger

GOVERNANCE:

Maintain oversight of significant company issues and strengthen risk management; build a strong, centralized corporate compliance program and culture of ethics and integrity; continue stakeholder engagement efforts and provide consistent, transparent disclosures on ESG topics

FE FORWARD

Our FE Forward improvement initiatives are designed to enhance the organization, focus on performance excellence, and refocus the investment strategy through a range of opportunities. The organizational changes, simplification and centralization of our processes and practices, and the implementation of more modern tools through FE Forward are helping to create a more efficient FirstEnergy.

For example, our transition from 10 separately managed distribution companies to our new five-state operating model and the corresponding changes to our organizational structure are designed to centralize decision-making and the development and implementation of business solutions, leading to greater consistency across the company. In addition, our new centralized and strategic Customer Experience function is helping drive improvements essential to our customer-focused strategic objectives: deliver a modern digital customer experience, accelerate widespread electrification, provide sustainable products and solutions, and focus on customer affordability.

CLIMATE STRATEGY

Enabling the energy transition

Our commitment to climate is a significant component of our company’s overarching strategy, especially our desire to enable the transition to a clean energy future. Executing our climate strategy and advancing the transition to clean energy requires addressing, among other things: emerging federal and state decarbonization goals; physical risks of climate change; industry trends and technology advancements; and customer expectations for cleaner energy, increased usage control, and more sustainable alternatives in transportation, manufacturing and industrial processes. Through our investment plan, we aim to enhance the resiliency, reliability and security of the electric system and support the integration of renewables, electric vehicles, grid modernization improvements and other emerging technologies.

Reducing GHG Emissions

As part of our climate strategy, we are also committed to reducing greenhouse gas (GHG) emissions. We’ve pledged to achieve carbon neutrality by 2050, with an interim 30% reduction in greenhouse gases within our direct operational control by 2030, based on 2019 levels.

Our GHG goal encompasses companywide emissions across our transmission, distribution and regulated generation operations.

FIRSTENERGY CORP.	3

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Key steps in further reducing our emissions and improving the sustainability of our operations include:

◾	Replacing Aging Equipment: We’re responsibly replacing aging equipment on our transmission system that contains sulfur hexafluoride (SF6), a greenhouse gas commonly used in electric utility equipment.

◾

Electrifying our Vehicle Fleet: We’re targeting 30% electrification of our light-duty and aerial truck fleet by 2030 and 100% electrification by 2050. To reach our electrification goal, we’ve committed to 100% electric or hybrid vehicle purchases for our light-duty and aerial truck fleet moving forward, beginning with the first hybrid electric vehicle additions to the fleet in 2021.

◾

Using Generation Efficiencies and Flexibility: We’re utilizing operational flexibilities, such as heat rate improvements through equipment upgrades, operational monitoring systems, and auxiliary power reductions at our generation facilities that will enable us to reach our interim 2030 goal of a 30% GHG reduction from 2019 levels, while continuing to provide customers with safe and reliable electricity.

◾

Transitioning Away from Coal Generation: We expect to thoughtfully transition away from our regulated coal generation fleet no later than 2050 and in 2021, FirstEnergy sought approval to construct a solar generation source of at least 50 MW in West Virginia. Also in 2021, FirstEnergy filed plans with the Public Service Commission of West Virginia to comply with EPA Effluent Limitation Guideline rules that would keep Monongahela Power’s generation plants responsibly operating beyond 2028; however, FirstEnergy intends to begin a broad stakeholder dialogue regarding planned operational end dates of 2035 and 2040 for Ft. Martin and Harrison, respectively, which further supports our Climate Strategy.

COMPANY CULTURE

Transforming our company culture is foundational to achieving our company’s strategy. Our core values are the foundation of our transformation, our strategy and ultimately FirstEnergy’s long-term success. Integrity, Safety, Performance Excellence, Diversity, Equity and Inclusion (“DEI”), and Stewardship are the bedrock from which we operate, behave and interact every day. It is critical to our long-term growth and endurance to have a strong cultural foundation of ethics and integrity where employees feel psychologically safe to be themselves, speak up and bring their best to work every day. Creating a work environment that allows for greater diversity, equity and inclusion and prioritizes employees’ safety, health and well-being is also key to that cultural transformation. As part of our transformation we strive to prioritize, operationalize and live these values in everything we do, internally and externally. They guide our behavior, our decisions and ultimately the actions that create our performance and success.

4	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

HUMAN CAPITAL MANAGEMENT

FirstEnergy’s workforce is essential in our ability to continue moving our company forward by keeping each other safe, delivering value to our stakeholders, and transforming our culture in alignment with our core values. While 2021 continued to present unprecedented challenges, our commitment to our employees and their health and safety has not wavered. Integrity is critical to our path to a stronger, more sustainable FirstEnergy, and reflects our collective commitment to ensuring that we conduct business ethically, help all employees do the right thing and treat our coworkers and communities with the respect we all deserve. Further details on FirstEnergy’s COVID-19 response, our focus on keeping our core values and behaviors at the center of everything we do, and our desire to help our employees to do their best each day is included in the “Our Commitment to Employees” section of this Proxy Statement.

FIRSTENERGY CORP.	5

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Proxy Statement Summary

2022 Annual Meeting of Shareholders (the “Annual Meeting” or the “Meeting”)

◾	Time and Date: 8:00 a.m. EDT on Tuesday, May 17, 2022

◾

Location: To protect the health and safety of shareholders, employees, and the broader community during the COVID-19 pandemic, your Board of Directors (“Board”) has decided that the Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe22_vm. Online access will begin at 7:30 a.m. EDT on May 17, 2022.

◾	Record Date: March 18, 2022

◾

Voting: Shareholders of FirstEnergy Corp. (“FirstEnergy”, the “Company”, “we”, “us” or “our”) common stock as of the Record Date are entitled to receive the Notice of Annual Meeting of Shareholders and they or their proxy holders may vote their shares at the Annual Meeting.

◾

Admission: If you plan to attend the Annual Meeting, you must register in advance. See the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” in the accompanying Proxy Statement for instructions on how to register. Shareholders may only participate online and must pre-register to vote and ask questions at the virtual Annual Meeting.

VOTING MATTERS

Item 1	Elect the 12 nominees named in this Proxy Statement to the Board of Directors. Refer to page 35 for more detail.		Item 2	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022. Refer to page 36 for more detail.
	✓	Your Board recommends you vote FOR the election of all the nominees listed in this Proxy Statement.		✓	Your Board recommends you vote FOR this item.

Item 3	Approve on an advisory basis named executive officer compensation. Refer to page 37 for more detail.		Items 4-5	Shareholder proposals. Refer to page 38 for more detail.
	✓	Your Board recommends you vote FOR this item.		X	Your Board recommends you vote AGAINST these items.

6	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

HOW TO CAST YOUR VOTE

Your vote is important! Even if you plan to attend our Annual Meeting virtually, please cast your vote as soon as possible by:

Do you hold shares directly with FirstEnergy or in the FirstEnergy Corp. Savings Plan?
INTERNET	MAIL

Use the internet at www.cesvote.com	Mail by returning your proxy card/voting instruction form(1)

TELEPHONE	DURING THE MEETING

Call toll-free at 1-888-693-8683	This year’s meeting will be virtual. For details on voting your shares during the meeting, see “Questions and Answers about the Annual Meeting.”

(1) If your pre-addressed envelope is misplaced, send your proxy card to Corporate Election Services, Inc., the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Do you hold shares through a bank, broker or other institution (beneficial ownership)?(2)

Use the internet at www.proxyvote.com	Call toll-free at 1-800-454-8683	Mail by returning your proxy card/voting instruction form

(2) Not all beneficial owners may be able vote at the web address and phone number provided above. If your control number is not recognized, please refer to your voting instruction form for specific voting instructions.

Please follow the instructions provided on your proxy card/voting instruction form (the “proxy card”), Notice of Internet Availability of Proxy Materials, or electronic or other communications included with your proxy materials. Shareholders as of the March 18, 2022, Record Date may attend the virtual Annual Meeting and vote if registered in advance by following the Advance Registration Instructions below. Refer to the “Questions and Answers about the Annual Meeting” section below for more details, including the Advance Registration Instructions and questions 2, 13 and 15.

You may have multiple accounts and therefore receive more than one proxy card or voting instruction form and related materials. Please vote each proxy card and voting instruction form that you receive.

FIRSTENERGY CORP.	7

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Board Nominees

The following provides summary information about each nominee standing for election to your Board. Each member stands for election annually.

Your Board nominees are highly qualified individuals that represent a diversity of gender, ethnicity, age, tenure, thought, background and experiences. Your Board is periodically refreshed with the addition of candidates whom we believe bring new ideas and fresh perspectives into the boardroom.

Your Board has nominated Ms. Jana T. Croom and Mr. Sean T. Klimczak for election to your Board at the Annual Meeting. In addition, Messrs. Michael Anderson, Chris Pappas, Don Misheff, Tom Mitchell, Luis Reyes and Ms. Julia Johnson are not standing for re-election at the Annual Meeting.

Jana T. Croom, 45 Independent Director Nominee Chief financial officer of Kimball Electronics, Inc.	Steven J. Demetriou, 63 Independent Director Chairman, Chief executive officer and Director of Jacobs Engineering Group Inc. | Other public boards 2

Sean T. Klimczak, 45 Independent Director Nominee Senior managing director and global head of infrastructure of The Blackstone Group L.P. | Other public boards 1	Jesse A Lynn, 51 Independent Director General counsel of Icahn Enterprises LP | Other public boards 2

Steven E. Strah, 58 Director President and Chief Executive Officer of FirstEnergy Corp.	Andrew Teno, 37 Independent Director Portfolio manager of Icahn Capital LP | Other public boards 2

8	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Lisa Winston Hicks, 55 Independent Director Chair of the board for MV Transportation, Inc.	Paul Kaleta, 66 Independent Director Retired executive vice president and general counsel at First Solar, Inc.

James F. O’Neil III, 63 Independent Director Chief executive officer and vice chairman of Orbital Energy Group | Other public boards 1	John W. Somerhalder II, 66 Vice Chair and Executive Director of FirstEnergy Corp.

Leslie M. Turner, 64 Independent Director Retired senior vice president, general counsel and corporate secretary of The Hershey Company	Melvin D. Williams, 58 Independent Director Retired president of Nicor Gas and senior vice president of Southern Company Gas

OUR COLLECTIVE DIRECTOR NOMINEE SKILLS

FIRSTENERGY CORP.	9

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Key Board Corporate Governance Features

Your Board is committed to strong corporate governance, which we believe is important to the success of our business and in advancing shareholder interests. Highlights include:

Independent Oversight

◾  Separate roles for Chief Executive Officer (“CEO”) and Independent Board Chair

◾  All directors are independent, other than (i) our Vice Chair of the Board and Executive Director and (ii) our CEO

◾  Board’s standing committees are comprised entirely of independent directors

◾  Independent directors regularly hold executive sessions without management at Board and committee meetings

Board & Committee Oversight

◾  Enterprise risk oversight is provided by the full Board and its committees

◾  Corporate Governance and Corporate Responsibility Committee oversees corporate citizenship practices including the political spending policy and ESG and sustainability initiatives

◾  Audit Committee oversees risks related to cybersecurity, in addition to matters related to financial statements and compliance

◾  Compensation Committee helps ensure alignment between pay and performance and oversees the Company’s compensation philosophy and practices and human capital initiatives

◾  Compliance Oversight Sub-Committee of the Audit Committee, comprised of all independent directors and supported by independent counsel, oversees implementation of compliance program enhancement

Shareholder Rights & Accountability

◾  Annual election of all directors

◾  Clear, effective process for shareholders to raise concerns to your Board

◾  Majority voting standard for uncontested director elections, with an accompanying Director Resignation Policy

◾  General majority voting threshold

◾  Direct investor relations and governance engagement and outreach to shareholders

◾  Advisory vote to approve named executive officer compensation is held on an annual basis, consistent with the shareholder advisory vote on frequency

◾  Shareholders may nominate directors through proxy access

◾  Shareholders of 25 percent or more shares outstanding and entitled to vote may call a special meeting. Based on your Board’s ongoing review we anticipate seeking shareholder approval in 2023 to further reduce this threshold to 20 percent or more.

◾  No poison pill

Board Practices

◾  Goal to maintain at least 30% diverse members (by race, ethnicity and gender combined) for the foreseeable future

◾  Actively seek to include in the director nominee pool candidates with diverse backgrounds, skills and experience, including highly qualified women and people of color

◾  A robust annual evaluation process, including full Board evaluation, Board committee evaluations and individual director evaluations

◾  Policy requiring directors who reach the age of 72 to tender their resignations to your Board to be effective upon acceptance by the Board.

◾  Corporate Governance and Corporate Responsibility Committee and full Board engage in rigorous director succession planning

◾  Extensive director orientation and continuing education

◾  Robust stock ownership guidelines

◾  Anti-Hedging and Anti-Pledging Policies

Our corporate governance practices are described in greater detail in the “Corporate Governance and Board of Directors Information” section beginning on page 13.

10	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Executive Compensation Highlights

Under our compensation design, the percentage of pay that is based on performance increases as the responsibilities of a Named Executive Officer (“NEO”) increase. The charts below illustrate the mix of annual base salary rate and 2021 short-term incentive program (“STIP”) and long-term incentive program (“LTIP”) awards for our NEOs. Approximately 85% of the CEO’s total target pay and 76% of our other NEOs’ average target pay is variable and could be reduced to zero if performance metrics are not met at a minimum threshold level. For the CEO and other NEOs, the values shown are effective as of December 31, 2021. Mr. Somerhalder’s pay mix for 2021 is made up of approximately 19% for his base salary, 19% for his target STIP award, 31% for his performance-based restricted stock units (“RSUs”) and 31% for his time-based restricted stock. The charts below do not include Mr. Somerhalder due to the transitional nature of his role.

We believe that our executive compensation philosophy and practices align with the long-term interests of our shareholders and with commonly viewed best practices in the market.

WHAT WE DO

  Pay-for-performance

◾  LTIP is 100% at risk, with no solely time-based vesting requirements

◾  STIP is 100% at risk

  Threshold and caps on incentive awards:

◾  Threshold financial performance hurdle for Operating Earnings must be achieved before any STIP award is paid

◾  Individual STIP awards capped at 200% (consistent with our peer companies)

◾  Individual LTIP awards capped at 200% (consistent with our peer companies) and capped at 100% if absolute Total Shareholder Return (“TSR”) over the performance period is negative

  Non-overlapping financial performance measures in our STIP and LTIP

  Combination of absolute and relative performance goals

  Robust stock ownership guidelines

  Clawback policy applicable to financial and reputational harm, and other detrimental activity

  Mitigate undue risk through compensation design, corporate policies, and effective governance

  Annual Say-on-Pay vote

  Double-trigger change in control (“CIC”) provisions

  Compensation Committee comprised of only independent directors supported by an independent compensation consultant

WHAT WE DON’T DO	No executive hedging or pledging is permitted No employment agreements No excise tax gross-up provisions for our NEOs No excessive perquisites	No repricing of underwater stock options without shareholder approval – stock options are not currently used in plan design No payment of dividend equivalents on unearned awards

Our executive compensation practices are described in greater detail in the “Executive Compensation” section beginning on page 54.

FIRSTENERGY CORP.	11

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Note About Forward-Looking Statements

Forward-Looking Statements: This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into on July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6 (“HB 6”), as passed by Ohio’s 133rd General Assembly, and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining court approval of the definitive settlement agreement in the derivative shareholder lawsuits; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings, strengthening our balance sheet, and satisfying the conditions necessary to close the sale of the minority interest in FirstEnergy Transmission, LLC; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of the COVID-19 pandemic and the related impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, additional costs, workforce impacts and governmental and regulatory responses to the pandemic, such as moratoriums on utility disconnections and workforce vaccination mandates; the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions, including recession and inflationary pressure, affecting us and/or our customers and those vendors with which we do business; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

12	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Corporate Governance and Board of Directors Information

Board Leadership Structure

The three positions of CEO, Chair of the Board, and Vice Chair and Executive Director are held by separate individuals. Our Amended and Restated Code of Regulations and Corporate Governance Policies do not require that these positions be separate, and your Board has not adopted a specific policy or philosophy on whether such roles should remain separate. Having separate roles has allowed your CEO to focus more time on our day-to-day operations and, in your Board’s judgement, is appropriate at this time. Your Board, however, will continue to consider whether an alternate Board leadership structure is appropriate if changing circumstances dictate. Your Board schedules regular executive sessions for your independent directors to meet without management participation. Because an independent director is required to preside over each such executive session of independent directors, we believe it is efficient and appropriate to have your independent Chair of the Board preside over such meetings.

Board Composition and Refreshment

Your Board is comprised of individuals who are highly qualified, diverse, and independent (other than Messrs. Somerhalder and Strah, who are not considered independent because of their employment with the Company). Your Board’s succession planning takes into account the importance of Board refreshment and having an appropriate balance of experience and perspectives on your Board. As further discussed in the “Board Qualifications” section of this Proxy Statement, your Board and the Corporate Governance and Corporate Responsibility Committee recognizes that the racial, ethnic and gender diversity of your Board, as well as diversity of thought, background and experiences, are an important part of its analysis as to whether your Board possesses a variety of complementary skills and experiences. Accordingly, your Board has set a goal that, for the foreseeable future, at least 30% of your Board will be composed of diverse (by race, ethnicity and gender combined) individuals.

The Corporate Governance and Corporate Responsibility Committee reviews Board succession planning on an ongoing basis. In performing this function, the Committee recruits and recommends nominees for election as directors to your Board. Accordingly, we have regularly added directors who we believe infuse diversity, new ideas and fresh perspectives into the boardroom. If elected, all of the 12 nominees will be Board members who have joined the Board since the beginning of 2017. The result is every director nominee has tenure of six years or less. During this time, your Board also added four directors that increased its diversity profile. In addition, and as described in greater detail in the “Board Oversight – Board Response to Government Investigations” section below, six current members of your Board will not stand for re-election at the Annual Meeting and your Board plans to review and update its committee memberships in the near future.

The Corporate Governance and Corporate Responsibility Committee has sole authority to retain and engage a third-party search firm to identify a candidate or candidates. In 2022, Ms. Croom was identified by a third-party search firm and, in 2021, Ms. Hicks and Messrs. Williams and Kaleta were each identified by a third-party search firm.

Board Oversight

Board Response to Government Investigations

Your Company has been cooperating fully with requests related to recent government investigations. We’ve pledged full and continuing cooperation with the government investigations.

Your Board has formed various special Board oversight committees since July 2020. Effective July 1, 2021, a Special Litigation Committee was created, and the Independent Review Committee and the Demand Review Committee, both special Board

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

oversight committees, were dissolved. Our current special Board oversight committees (Special Litigation Committee and the Compliance Oversight Sub-committee of the Audit) are described in greater detail in the “Board Committees – Special Board Oversight Committees” section below.

Legal Proceedings

Beginning in July 2020, stockholders of the Company filed shareholder derivative lawsuits in the federal courts for the Northern and Southern Districts of Ohio and in the Court of Common Pleas of Summit County, Ohio, asserting claims on behalf of the Company against various former and current officers and directors of the Company arising out of the circumstances at issue in the investigations and proceedings relating to HB 6. The lawsuits, Gendrich v. Anderson, et al. and Sloan v. Anderson, et al. (Common Pleas Court, Summit County, OH, all actions have been consolidated) and Miller v. Anderson, et al. (Federal District Court, N.D. Ohio); Bloom, et al. v. Anderson, et al.; Employees Retirement System of the City of St. Louis v. Jones, et al.; Electrical Workers Pension Fund, Local 103, I.B.E.W. v. Anderson et al.; Massachusetts Laborers Pension Fund v. Anderson et al.; The City of Philadelphia Board of Pensions and Retirement v. Anderson et al.; Atherton v. Dowling et al.; Behar v. Anderson, et al. (Federal District Court, S.D. Ohio, all actions have been consolidated), assert claims for breach of fiduciary duty and for violation of Section 14(a) of the Securities Exchange Act of 1934, among other claims.

On March 11, 2022, the plaintiffs and defendants in the lawsuits, and the Special Litigation Committee acting on behalf of the Company, entered into a settlement agreement to resolve all of the shareholder derivative lawsuits. The settlement is subject to court approval. The settlement includes a series of corporate governance enhancements, that will result in the following:

◾

Six members of the Board, Messrs. Michael J. Anderson, Donald T. Misheff, Thomas N. Mitchell, Christopher D. Pappas and Luis A. Reyes, and Ms. Julia L. Johnson, will not stand for re-election at the Company’s 2022 annual shareholder meeting;

◾

A special Board committee of at least three recently appointed independent directors will be formed to initiate a review process of the current senior executive team, to begin within 30 days of the 2022 annual shareholder meeting and will make a recommendation to the full Board;

◾	The Board will oversee the Company’s lobbying and political activities, including periodically reviewing and approving political and lobbying action plans prepared by management;

◾

The Corporate Governance and Corporate Responsibility Committee will be reconstituted, made up of recently appointed independent directors to oversee the implementation and third-party audits of Board-approved action plans with respect to political and lobbying activities;

◾	The Company will implement enhanced disclosure to shareholders of political and lobbying activities, including enhanced disclosure in its annual proxy statement; and

◾	The Company will further align financial incentives of senior executives to proactive compliance with legal and ethical obligations.

The settlement also includes a payment to FirstEnergy of $180 million, to be paid by insurance after court approval, less any court-ordered attorney’s fees awarded to plaintiffs.

While your Board cannot predict the outcome of the continuing government investigations and related matters, as your stewards, we are fully committed to providing thorough and complete oversight and will, as a Board, take any necessary actions to address these matters. Your Board will not tolerate any actions or behaviors demonstrating anything less than a commitment to high standards of ethics and compliance for your Company and is committed to improving the compliance policy and culture at FirstEnergy

Risk Management

The Company recognizes that it must take certain risks in the ordinary course of business to ensure overall success of the Company as it pursues its strategic objectives. The Company has implemented an Enterprise Risk Management process to identify, prioritize, report, monitor, manage, and mitigate its significant risks. An Enterprise Risk Management Committee, chaired by the Chief Risk Officer consisting of senior executive officers, provides oversight and monitoring to ensure that appropriate risk policies are established and carried out and processes are executed in accordance with selected limits and approval levels. In addition, other management committees are focused on addressing topical risk issues. Timely reports on significant risk issues are

14	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

provided as appropriate to employees, management, senior executive officers, respective Board committees, and the full Board. The Chief Risk Officer also prepares enterprise-wide risk management reports that are presented to the Audit Committee and your Board.

Your Board administers its risk oversight function through the full Board, as well as through the various Board committees, and views risk management as an integral part of the Company’s strategic planning process. Specifically, your Board considers risks applicable to the Company at each meeting in connection with its consideration of significant business and financial developments of the Company. Also, the Audit Committee charter requires the Audit Committee to oversee, assess, discuss, and generally review the Company’s policies with respect to the assessment and management of risks, including risks related to the financial statements and financial reporting process of the Company and risks related to cybersecurity. The Audit Committee also reviews and discusses with management the steps taken to monitor, control, and mitigate such exposures. Through this oversight process, your Board obtains an understanding of significant risk issues on a timely basis, including the risks inherent in the Company’s strategy. In addition, while the Company’s Chief Risk Officer administratively reports to your Senior Vice President, Chief Financial Officer & Strategy, he also has full access to the Audit Committee and Finance Committee and is scheduled to attend and report to other Board committee meetings as appropriate.

In addition to the Audit Committee’s role in risk oversight, our other Board committees also play a role in risk oversight within each of their areas of responsibility. Specifically, the Compensation Committee reviews, discusses, and assesses risks related to executive compensation programs, including incentive compensation and equity-based plans, as well as human capital and the relationship between our risk management policies and practices and compensation. See also, “Risk Assessment of Compensation Programs” found in the CD&A section in this Proxy Statement. The Corporate Governance and Corporate Responsibility Committee considers risks related to corporate governance, including Board and committee membership, Board effectiveness, related person transactions, and the Company’s corporate citizenship practices, political activities and practices and ESG strategy. The Finance Committee evaluates risks relating to financial resources and strategies, including capital structure policies, financial forecasts, budgets and financial transactions, commitments, expenditures, long and short-term debt levels, dividend policy, acquisition and divestitures, issuance of securities, exposure to fluctuation in interest rates, share repurchase programs and other financial matters deemed appropriate by your Board. The Operations and Safety Oversight Committee considers risks associated with safety, reliability, environmental strategy, climate change, environmental protection and sustainability, and quality relating to the Company’s electric distribution, transmission, and generation facilities. Further, day-to-day risk oversight is conducted by our Corporate Risk department and our senior management and is shared with your Board or Board committees, as appropriate. Enterprise Risk Management is a central consideration in the Company’s strategic initiatives.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Evaluating Board Effectiveness

Your Board is committed to a rigorous evaluation process as further described below. Annually, Board, committee and individual director evaluations are performed and coordinated by the Corporate Governance and Corporate Responsibility Committee.

2021 Board Evaluations: A Multi-Step Process

1

Annual Process is Initiated

Your Board’s Corporate Governance and Corporate Responsibility Committee initiated the annual Board, committee and individual director evaluation process and presented the proposed approach to your Board for comment.

2

Board & Committee Assessment, Individual Director Evaluations

Each independent director’s opinion was solicited regarding your Board’s and its committees’ effectiveness relating to topics such as ethics and accountability, Board composition and culture, succession planning, and shareholder and stakeholder involvement.

3

Director Self-Assessments

Prior to accepting a re-nomination, each director is to conduct a self-assessment as to whether he or she satisfies the criteria set forth in the Company’s Corporate Governance Policies and the Corporate Governance and Corporate Responsibility Committee Charter.

4

Presentation of Findings

The results of the assessments were presented to your Board. Future topics for discussion include succession planning and diversity, social responsibility, regular assessments of board composition and size, and emergent trends in the utility sector.

Shareholder Outreach and Engagement Program

Commitment to Shareholder Outreach and Engagement

FirstEnergy has a long history of meaningful, robust engagement with our shareholders. We believe consistent, transparent dialogue is essential in order to understand investor feedback on a broad range of issues and provides valuable insights for our Board, its committees, and our management team into investor perspectives and priorities.

In connection with our shareholder outreach that focused on ESG and executive compensation matters, we recently reached out to 20 of our top shareholders representing nearly 50% of shares outstanding. In addition to our proactive shareholder engagement throughout the year focused on ESG and executive compensation matters, our management team participates in numerous investor conferences, and in both one-on-one and group meetings.

16	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

In 2021 and early 2022, members of our Board and management met with institutional shareholders, including our CEO and members of the management team from Corporate Responsibility, Corporate Secretary department, Finance, Legal, Human Resources and Investor Relations. These conversations covered a variety of topics, including:

◾	Our strategic vision

◾	Board oversight of corporate governance, and our ethics and compliance program

◾	Federal and state regulatory matters spanning our five-state service territory

◾	Financial and operational performance, including our FE Forward initiative

◾	Executive compensation

◾	Our lobbying practices, and their alignment with our climate goals

◾	Our climate goals, clean energy transition and sustainable investments

As part of our commitment to shareholder engagement and understanding our investors’ perspectives, we welcome the opportunity for future dialogue on matters of mutual interest and to obtain your insights and feedback.

Other Governance Practices and Policies

Code of Conduct

FirstEnergy’s Code of Conduct, The Power of Integrity, lays the foundation for what we expect from all FirstEnergy employees, officers and directors, including our CEO, Vice Chair and Executive Director, CFO, Chief Accounting Officer and other executives. It reflects our collective commitment to keep integrity at the forefront of everything we do — a pledge underscored by the inclusion of integrity in our mission and core values. By adhering to the expectations of compliance and ethics in this Code, always acting with uncompromising integrity, and speaking up when something doesn’t seem right, we are paving the way for a strong future for FirstEnergy.

Any substantive amendments to, or waivers of, the provisions of this document will be disclosed and made available on our website, as permitted by the SEC and as disclosed in our most recent Annual Report. The Code is available, without charge, upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890 or is accessible on our website at www.firstenergycorp.com/responsibility.

Corporate Governance Policies and Standing Committee Charters

Your Board believes that the Company’s policies and practices should enhance your Board’s ability to represent your interests as shareholders. Your Board established Corporate Governance Policies which, together with Board committee charters, serve as a framework for meeting your Board’s duties and responsibilities with respect to the governance of the Company. Our Corporate Governance Policies and Board committee charters can be viewed by visiting our website at www.firstenergycorp.com/charters. Any amendments to these documents will promptly be made available on our website.

Director Orientation and Continuing Education

Your Board recognizes the importance of its members to keep current on Company, industry and governance issues and their responsibilities as directors. All new directors participate in orientation soon after being elected to your Board. Also, your Board makes available and encourages continuing education programs for Board members, which include internal strategy meetings and presentations and engagement with relevant third-party experts, third-party presentations and external programs.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Attendance at Board Meetings, Committee Meetings and the Annual Meeting of Shareholders

Our Corporate Governance Policies provide that directors are expected to attend all scheduled Board and applicable committee meetings and the Company’s annual meetings of shareholders. Your Board held 20 meetings during 2021. During their tenure in 2021, all directors attended at least 75% of the meetings of your Board and of the committees on which they served during 2021. Also, all of our directors who were members of the Board at the time of the 2021 annual meeting attended the 2021 annual meeting.

Non-management directors, who are all independent directors, met, as annually required, as a group in executive session without the CEO or any other non-independent director or member of management at each of the seven regularly scheduled 2021 Board meetings. Our independent Chair of the Board presided over all executive sessions.

Other Public Company Board Membership and Related Time Commitments

Our Corporate Governance Policies provide that directors will not, without your Board’s approval, serve on a total of more than four public company board of directors (including our own). Further, without your Board’s approval, no director who serves as an executive officer of any public company may serve on a total of more than two public company boards of directors, including our own. Furthermore, when a director has a major change in their responsibilities, including principal employment or directorships, the Corporate Governance and Corporate Responsibility Committee is to consider such change and make a recommendation to your Board.

In addition to being a director of the Company, Mr. Demetriou, chief executive officer and director of Jacobs Engineering Group Inc., also serves as a director and non-executive board chair of C5 Acquisition Corp, a special acquisition company. The Board has evaluated Mr. Demetriou’s current responsibilities and future commitment expectations and has approved Mr. Demetriou’s various directorships.

Communications with your Board of Directors

Your Board provides a process for shareholders and interested parties to send communications to your Board and non-management directors, including our Chair of the Board. As set forth in the Company’s Corporate Governance Policies, shareholders and interested parties may send written communications to your Board or a specified individual director, including our Chair of the Board, by mailing any such communications to the FirstEnergy Board of Directors at the Company’s principal executive office, c/o Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. Our Corporate Governance Policies can be viewed by visiting our website at www.firstenergycorp.com/charters.

The Corporate Secretary or a member of her staff shall review all such communications promptly and relay them directly to a member of your Board; provided that such communications (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by your Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who has already sent two such communications to your Board in the last year. Your Board may modify procedures for sorting shareholders communications or adopt any additional procedures provided that they are approved by a majority of independent Directors.

Your Audit Committee also receives, reviews, and acts on complaints and concerns regarding accounting, internal accounting controls or auditing matters, including complaints regarding material ethical or criminal misconduct on the part of the Board of Directors, the Chief Executive Officer, any officer reporting directly to the Chief Executive Officer, the Controller & Chief Accounting Officer or the chief audit officer, and complaints regarding matters that could lead to significant reputational damage to the Company. Complaints or concerns specifically related to such matters may be made directly to your Audit Committee. Correspondence to the Audit Committee should be addressed to the attention of the Audit Committee Chair (c/o Corporate Secretary), FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Board Qualifications

The Corporate Governance and Corporate Responsibility Committee recommends Board candidates by identifying qualified individuals in a manner that is consistent with criteria approved by your Board. In consultation with the CEO, the Board Chair, Vice Chair and the full Board, the Corporate Governance and Corporate Responsibility Committee searches for, recruits, screens, interviews and recommends prospective directors to provide your Board with an appropriate balance of knowledge, experience, diversity attributes and capability on your Board. Suggestions for potential Board candidates come to the Corporate Governance and Corporate Responsibility Committee from a number of sources, including a third-party search firm, incumbent directors, officers and others. In connection with the Board’s active director succession planning, the Corporate Governance and Corporate Responsibility Committee regularly evaluates the addition of a director or directors with particular attributes with an appropriate mix of long-, medium-, and short-term tenured directors in its succession planning.

The Corporate Governance and Corporate Responsibility Committee considers suggestions for candidates for membership on your Board, including candidates recommended by shareholders for your Board. Provided that shareholders suggesting director candidates have complied with the procedural requirements set forth in the Corporate Governance and Corporate Responsibility Committee Charter and Amended and Restated Code of Regulations, the Corporate Governance and Corporate Responsibility Committee applies the same criteria and employs substantially similar procedures for evaluating candidates suggested by shareholders for your Board as it would for evaluating any other Board candidate. The Corporate Governance and Corporate Responsibility Committee will also give due consideration to all recommended candidates that are submitted in writing to the Corporate Governance and Corporate Responsibility Committee, in care of the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890, received at least 120 days before the publication of the Company’s annual Proxy Statement from a shareholder or group of shareholders owning one half of one percent (0.5 percent) or more of the Company’s voting stock for at least one year, and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the Proxy Statement and to serve on your Board. Also refer to the “Proposals and Business by Shareholders” section of the “Questions and Answers about the Annual Meeting” below for information regarding nominations under the Company’s Amended and Restated Code of Regulations.

Director Nomination Related Agreements

On March 16, 2021, your Company entered into a Director Appointment and Nomination Agreement (the “Director Nomination Agreement”) with Carl C. Icahn, Andrew Teno, Jesse A. Lynn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp. (collectively, the “Icahn Group”). Pursuant to the Director Nomination Agreement, effective as of March 18, 2021, your Board, among other matters agreed to: (i) increase the size of the Board from 12 to 14 directors, resulting in a total of two vacancies; and (ii) appoint Andrew Teno and Jesse A. Lynn (the “Icahn Designees”) to serve as directors of the Company to fill such vacancies, each with a term expiring at the 2021 Annual Meeting.

On November 6, 2021, your Company entered into a Common Stock Purchase Agreement (the “Blackstone SPA”) with BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P. (“Blackstone”), for the private placement of 25,588,535 shares of the Company’s common stock. Pursuant to the Blackstone SPA, your Board, among other matters, agreed to appoint an individual designated by Blackstone to stand for election as a director at the 2023 Annual Meeting. Blackstone has designated Mr. Sean Klimczak as its nominee.

Summaries of the terms of the Director Nomination Agreement and the Blackstone SPA are provided in the “Certain Relationships and Related Person Transactions” section below.

Attributes, Experience, Qualifications and Skills of your Board

In recruiting and selecting Board candidates, the Corporate Governance and Corporate Responsibility Committee takes into account the size of your Board and considers a “skills matrix” to determine whether those skills and/or other attributes qualify candidates for service on your Board. The attributes, experiences, qualifications and skills considered in accordance with Corporate Governance Policies and the Corporate Governance and Corporate Responsibility Committee charter for each director nominee led your Board to conclude that the nominee is qualified to serve on your Board.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

The high-level overview below depicts some of the attributes, experiences, qualifications and skills of our director nominees the committee takes into account. It is not intended to be an exhaustive list of each director nominee’s skills or contributions to your Board. Also, additional biographical information and qualifications for each nominee is provided in the “Biographical Information and Qualifications of Nominees for Election as Directors” section below and contains information regarding the person’s service as a director, principal occupation, business experience along with key attributes, experience and skills. Each of the nominees brings a strong and unique background and skill set to your Board, giving your Board, as a whole, competence and experience in a wide variety of areas necessary to oversee the operations of the Company.

20	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Board Nominees Skills, Diversity & Committee Memberships

Croom	Demetriou	Hicks	Kaleda	Klimczak	Lynn	O' Neil	Somerhalder	Strah	Teno	Turner	Williams
Board Skills and Experience												
CEO or Senior leadership experience	●	●	●	●	●	●	●	●	●	●	●	●
Electric utility	●		●	●	●		●	●	●		●	●
Operations	●	●	●	●	●		●	●	●		●	●
Regulatory environment familiarity	●	●	●	●	●	●		●	●	●	●	●
Customer relations		●			●		●	●	●		●	●
Engineering		●					●	●	●		●	●
Technology or cybersecurity	●	●	●	●		●		●	●		●	●
Accounting, finance or investment	●	●	●	●	●	●	●	●	●	●	●	●
Risk oversight or risk management	●	●	●	●	●	●	●	●	●	●	●	●
Environmental, social or governance (ESG)	●	●	●	●	●	●	●	●	●	●	●	
Safety		●	●	●	●	●	●	●	●		●	●
Human capital management / Resources		●	●	●	●	●	●	●	●		●	●
Number of Public Company Boards other than FirstEnergy	–	2	–	–	1	2	1	–	–	2	–	–
Age	45	63	55	66	45	51	63	66	58	37	64	58
Gender	F	M	F	M	M	M	M	M	M	M	F	M
Race / Ethnicity												
African-American/Black	●		●								●	●
White/Caucasian		●		●	●	●	●	●	●	●		
Board Committees												
Audit										●	●	
Compliance Oversight Sub-committee of the Audit Committee *										●	C	
Finance		C								●		
Compensation		●					C				●	
Corporate Governance and Corporate Responsibility						●						●
Operation and Safety Oversight							●					●
Special Litigation *			●	C		●						●

C = Committee Chair
* = Non-Standing Committee

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

The above takes into account a level of knowledge that could include direct experience, subject matter expertise, directly managing one or more members of management engaged in such activities or exposure as a board or board committee member, including on your Board and Board committees.

Board’s Focus on Diversity

The Company and your Board is committed to a policy of inclusiveness and believes that well assembled boards consist of a diverse group of individuals who possess a variety of complementary skills and experiences. Accordingly, your Board has set a goal that, for the foreseeable future, at least 30% of your Board will be composed of diverse (by race, ethnicity, and gender combined) individuals. The Corporate Governance and Corporate Responsibility Committee regularly assesses the size and composition of your Board in light of the current operating requirements of the Company and the current needs of your Board, and is also committed to actively seeking out highly qualified candidates of diverse backgrounds – including gender, race, skills, and professional experience and other attributes that contribute in the aggregate to the optimal functioning of your Board – to include in the pool from which future Board nominees are chosen. The Company’s Corporate Governance Policies also provide further opportunity for board refreshment by requiring directors who reach the age of 72 to tender their resignations to the Board to be effective upon acceptance by your Board.

Director Independence

Your Board annually reviews the independence of each of its members to make the affirmative determination of independence that is called for by our Corporate Governance Policies and required by the Securities Exchange Commission (“SEC”) and New York Stock Exchange (“NYSE”) listing standards, including certain independence requirements of Board members serving on the Audit Committee, the Compensation Committee and the Corporate Governance and Corporate Responsibility Committee.

Your Board adheres to the definition of an “independent” director as established by the NYSE and the SEC. The definition used by your Board to determine independence is included in our Corporate Governance Policies and can be viewed by visiting our website at www.firstenergycorp.com/charters. All non-employee directors who served during any part of 2021 were independent under applicable standards.

Each year, our directors complete a questionnaire to assist your Board in assessing whether each director meets the applicable independence standards and the related provisions in the Company’s Corporate Governance Policies. The Company facilitates this review by examining its financial records to determine if there were payments made to or received from entities in which each non-employee director or immediate family member has a relationship based on responses to the questionnaires. Subject to the categorical standards approved by your Board and described below, a list of the relevant entities and the amounts the Company paid to or received from those entities is provided to your Board for the non-employee directors. Utilizing this information, the Corporate Governance and Corporate Responsibility Committee presents to your Board (i) an evaluation, with regard to each director, whether the director has any material relationship with the Company or any of its subsidiaries; (ii) a recommendation of whether the amount of any payments between the Company and relevant entities could interfere with a director’s ability to exercise independent judgment; and (iii) a review of any other relevant facts and circumstances regarding the nature of these relationships, to determine whether other factors, regardless of the categorical standards your Board has adopted or under the NYSE’s independence standards, might impede a director’s independence. Based on a review of information concerning each of its non-employee directors and the recommendation of the Corporate Governance and Corporate Responsibility Committee, your Board will affirmatively determine whether a director may be considered “independent.”

Your Board recognizes that in the ordinary course of business, relationships and transactions may occur between the Company and its subsidiaries and entities with which some of our directors are or have been affiliated. Our Corporate Governance Policies provide categorical standards to assist your Board in determining what does not constitute a material relationship for purposes of determining a director’s independence. Accordingly, the following commercial and charitable relationships will not be considered to be a material relationship that would impair a Director’s independence: (i) if the Director, an immediate family member or a person or organization with which the Director has an affiliation purchases electricity or related products or services from the Company or its subsidiaries in the ordinary course of business and the rates or charges involved in the transaction are fixed in conformity with law or governmental authority or otherwise meet the requirements of Item 404(a) Instruction 7 of Regulation S-K, (ii) the aggregate

22	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

charitable contributions made by the Company to an organization with which a Director, an immediate family member or a person or organization with which the Director has an affiliation were less than $100,000 in each of the last three fiscal years, or (iii) the aggregate of other payments made by the Company to another entity or organization with which a Director, an immediate family member or a person or organization with which the Director has an affiliation, or received by the Company from that other entity or organization, were less than the greater of $1 million or 2% of the affiliated company’s revenues in each of the last three fiscal years. Notwithstanding the foregoing, the Board will not treat a Director’s relationship with the Company as categorically immaterial if the relationship otherwise conflicts with the NYSE corporate governance listing standards or is required to be disclosed by the Company pursuant to Item 404 of Regulation S-K.

Based on the March 2022 independence review, your Board affirmatively determined that each of (i) Jana T. Croom and Sean T. Klimczak (our new director nominees), all other non-employee director nominees – Steven J. Demetriou, Lisa Winston Hicks, Paul Kaleta, Jesse A. Lynn, James F. O’Neil III, Andrew Teno, Leslie M. Turner and Melvin Williams – and (ii) our current Directors who are not standing for re-election – Michael J. Anderson, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, Christopher D. Pappas and Luis A. Reyes are independent pursuant to our Corporate Governance Polices, the rules and regulations of the SEC and the listing standards of the NYSE. Additionally, your Board determined that Sandra Pianalto, who did not stand for re-election at your Company’s 2021 annual meeting, was independent. In all cases, your Board determined that the nature of the business conducted and any interest in an entity that the applicable director has a relationship were immaterial both to the Company and to the director. Outside of their service as a Company director, none of the Company’s independent directors currently provide professional or other services to the Company, its affiliates or any officer of the Company and none of the Company’s directors are related to any executive officer of the Company. Messrs. Somerhalder and Strah are not considered independent directors because of their employment with your Company.

The Corporate Governance and Corporate Responsibility Committee also determined that none of the relationships described above constituted a related person transaction requiring disclosure under the heading “Certain Relationships and Related Person Transactions” in this Proxy Statement. Also, in each case where the director is a current executive officer of another company, any transactions constituted less than one percent of the Company’s and the other company’s consolidated gross revenues in each of the last three completed fiscal years.

FIRSTENERGY CORP.	23

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Biographical Information and

Qualifications of Nominees for Election as Directors

The following provides information about each director nominee. The information presented below includes each nominee’s specific experiences, qualifications, attributes, and skills that contributed to the conclusion by the Corporate Governance and Corporate Responsibility Committee and your Board that he/she should serve as a director of your Company.

Jana T. Croom Director Nominee
AGE: 45 FirstEnergy DIRECTOR NOMINEE	STANDING COMMITTEES: N/A

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Chief financial officer for Kimball Electronics, Inc., a global electronics manufacturing company, since July 2021, after serving as vice president, finance (from January 2021 to July 2021). She previously served as vice president, financial planning and analysis (from August 2019 to January 2021), director of operations planning (from March 2017 to August 2019), and also held a number of roles of increasing responsibility including regulatory, operations and finance at NiSource Inc., a regulated public utility.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Croom received her Bachelor of Arts degree from The College of Wooster and a Masters of Business Administration from the Fisher College of Business at The Ohio State University. She is a tenured utility industry finance executive having worked in both the electric and natural gas business. She has acquired extensive and wide-ranging leadership, accounting, audit, financial planning and analysis, investor relations, tax, treasury and governance oversight skills through her former roles. Prior to her roles at Kimball Electronics and NiSource, she also was employed by American Electric Power Co Inc., an investor-owned electric utility, focusing on investor relations, corporate finance and treasury. Ms. Croom’s extensive and wide-ranging leadership, accounting, audit, governance oversight and related skills will make her a valuable member of your Board.

24	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Steven J. Demetriou Director
AGE: 63 FirstEnergy DIRECTOR SINCE 2017	STANDING COMMITTEES: Finance (Chair); Compensation

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Chair, chief executive officer and director of Jacobs Engineering Group Inc., a provider of technical professional services, including consulting, technical, scientific and project delivery for the government and private sector since August 2015. He serves as a director (non-executive board chair) of one other public company: C5 Acquisition Corp, a special purpose acquisition company since January 2022, which at this time is not an active business with significant operations. He previously served as chairman and chief executive officer (from 2004 to 2015) of Aleris Corporation, a manufacturer of aluminum rolled products and as a director of Kraton Corporation (from 2009 to 2017).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Demetriou received his Bachelor of Science degree in chemical engineering from Tufts University. He has extensive experience in leadership and senior management roles, including the role of chief executive officer. In addition, he brings experience in a variety of industries, including engineering, construction and oil and gas. His extensive executive and board experience has equipped him with leadership skills and the knowledge of board processes and functions. This experience qualifies him to serve as a member of your Board.

OTHER INFORMATION:

In assessing whether directors and director nominees, including Mr. Demetriou, have sufficient time to devote to board duties and responsibilities, the Corporate Governance and Corporate Responsibility Committee and your Board consider, among other things, the commitments of each director on the boards of other public companies.

Your Board believes that each of our director nominees has demonstrated the ability to devote sufficient time and attention to Board and Committee duties, and otherwise fulfill the responsibilities required of directors. However, we understand that certain stakeholders may be concerned with Mr. Demetriou’s public company commitments, given his recent appointment as non-executive board chair for C5 Acquisition Corp. (“C5”), which is a special purpose acquisition company (“SPAC”) that issued its initial public offering in January 2022, in addition to serving as a director of the Company and as a chief executive officer and director of Jacobs Engineering Group Inc.

The Board has evaluated Mr. Demetriou’s current responsibilities and future commitment expectations, and is comfortable with his current public company commitments, as discussed further below. However, the Board intends to regularly evaluate Mr. Demetriou’s roles and responsibilities with respect to your Board to ensure that he continues to be able to dedicate the time necessary to fulfill his responsibilities. In addition, your Board is committed to ensuring that, by or before the filing of the 2023 proxy statement, Mr. Demetriou’s public company commitments will have been addressed in consideration of shareholder expectations.

In its assessment, the Board considered that Mr. Demetriou’s participation as the non-executive Chair of C5 is not expected to be a substantial time commitment, particularly due to the fact that C5 does not have significant operations and the limited operating nature of SPACs in general. In addition, Mr. Demetriou effectively manages the demands on his time in many ways:

◾	he is a seasoned director where his prior and current experience as a chief executive officer creates additional efficiencies for Mr. Demetriou in fulfilling his roles at your Company;

◾	Mr. Demetriou’s contributions to discussions and decision making as a member of the Board, as well as the Compensation Committee and Finance Committee, are valuable based on his chief executive experience; and

◾	differences in the number and duration of board meetings at the three companies support his continued high level of attendance and performance.

Mr. Demetriou is a highly engaged member of your Board and an active participant in all Board matters. Since becoming a director of your Company in 2017, Mr. Demetriou has attended 97% of regularly scheduled Board and respective committee meetings, including 98% meetings held in 2021. Mr. Demetriou is always well prepared for Board and committee meetings and is widely respected by fellow Board members for making informed and meaningful contributions to the decision-making process at these meetings.

FIRSTENERGY CORP.	25

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Lisa Winston Hicks Director
AGE: 55 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: N/A

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Chairman, MV Transportation, Inc., a privately owned passenger transportation contracting firm and provider of paratransit services, in the United States, since October 2014. She served as executive vice president, general counsel and corporate secretary for MV Transportation from 2012 until 2018. Ms. Hicks also serves as a director for Robotic Research, a provider of autonomy and robotic technology.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Hicks received a Bachelor of Arts in Political Science from Stanford University and a Juris Doctorate from Harvard Law School. As executive vice president and general counsel of MV Transportation, Hicks directed all company legal affairs including its acquisition of businesses, defense and resolution of litigation, as well as corporate compliance and governance. From 2004 until 2008, Hicks was senior vice president and associate general counsel for TXU Corp., a Dallas based energy holding company. Following the acquisition of TXU Corp by private investors and its name change to Energy Future Holdings, Hicks became its corporate secretary and continued in the role of senior vice president and associate counsel managing legal and board functions including corporate governance, compliance and security programs, employee benefits and executive compensation, litigation risk and strategy. Earlier in her career she worked as a litigator in private law practice and served in various roles at the U.S. Department of Justice and in the White House where she was Associate Counsel to the President. Ms. Hicks’ legal, regulatory, compliance and energy-sector experience qualifies her to serve as a member of your Board.

Paul Kaleta Director
AGE: 66 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: N/A

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired executive vice president, general counsel, federal affairs, chief compliance officer, and corporate secretary of First Solar, Inc., a global solar company, from 2014 to 2020. Managing director of SERC Consulting LLC, an energy policy and strategy firm, since 2020. Previously served as executive vice president, general counsel, shared services, chief compliance officer, and corporate secretary of NV Energy, Inc., an electric and gas utility, from 2006 to 2013.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Kaleta received his law degree from Georgetown University Law Center and his undergraduate degree from Hamilton College. He has more than 30 years of leadership and business experience as a senior executive and general counsel for companies across the energy industry, including both regulated utility and clean energy technology companies. He also has served on energy advisory and industry boards, was a partner in a Washington, D.C. law firm, and was an adjunct professor teaching energy law and business ethics. Mr. Kaleta’s varied and comprehensive utility, regulatory, energy transition, clean energy, energy sustainability and resiliency, governmental affairs, legal, and corporate governance and compliance experience qualifies him to serve as a member of your Board.

26	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Sean T. Klimczak Director Nominee
AGE: 45 FirstEnergy DIRECTOR NOMINEE	STANDING COMMITTEES: N/A

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Senior managing director and global head of infrastructure of Blackstone Inc., a global investment firm since August 2005. He serves as a director of the following other public company: Cheniere Energy Inc., an energy infrastructure company. Mr. Klimczak was previously a director of the General Partner of Cheniere Partners (from September 2012 to August 2017).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Klimczak received a Bachelor of Business Administration in Finance and Business Economics from the University of Notre Dame and a Master of Business Administration from Harvard Business School. Prior to his position at Blackstone, Mr. Klimczak was an Associate at Madison Dearborn Partners. Prior to that, he worked in the Mergers & Acquisitions department of Morgan Stanley & Company’s Investment Banking Division. Mr. Klimczak’s nomination to the Board of FirstEnergy was made pursuant to a Common Stock Purchase Agreement that was entered into by the Company and with BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P., in connection with Blackstone’s purchase of FirstEnergy common stock. Mr. Klimczak’s energy infrastructure industry expertise and financial and investment experience qualifies him to serve as a member of your Board.

Jesse A. Lynn Director
AGE: 51 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Corporate Governance and Corporate Responsibility

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

General Counsel of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment, energy, automotive, food packaging, real estate, home fashion and pharma, since 2014. Mr. Lynn also served as Chief Operating Officer of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since April 2021. Mr. Lynn also serves as a director of the following two other public companies: Xerox Holdings Corporation, a provider of print and digital document products and services, since November 2021 and Conduent Incorporated, a provider of business process outsourcing services, since April 2019. Mr. Lynn was previously a director of Cloudera, Inc., a provider of enterprise data cloud services, from August 2019 through its sale in October 2021; Herbalife Nutrition Ltd., a nutrition company, from April 2014 to January 2021; and The Manitowoc Company, Inc., a capital goods manufacturer, from April 2015 to February 2018.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Lynn received a Bachelor of Arts from the University of Michigan and a Juris Doctor from the Boston University School of Law. He has extensive experience in a variety of businesses, including investment, energy, automotive, food packaging, metals, real estate, home fashion and pharma. Prior to his current position, Mr. Lynn was Assistant General Counsel of Icahn Enterprises L.P. (from 2004 to 2014). Prior to joining Icahn Enterprises L.P., Mr. Lynn worked as an associate in the New York office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. in its business and finance department and as an associate in the corporate group at Gordon Altman Butowsky Weitzen Shalov & Wein. Mr. Lynn’s legal experience and his experience in a variety of industries along with his broad business skills make him a valuable member of your Board.

FIRSTENERGY CORP.	27

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

James F. O’Neil III Director
AGE: 63 FirstEnergy DIRECTOR SINCE 2017	STANDING COMMITTEES: Compensation (Chair); Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Chief executive officer and vice chairman of Orbital Energy Group (formerly known as CUI Global Inc.), a company focused on acquisition and development of innovative companies to create a diversified energy services platform since 2019. Principal owner of Forefront Solutions, LLC, which provides consulting services primarily to the energy infrastructure industry, since October 2017. Former president, chief executive officer and director of Quanta Services, Inc., a provider of specialty contracting services to the electric power and oil and gas industries (from 2011 to 2016). He served as a director of Hennessy Capital Acquisition Corp IV (2019 to 2020), NRC Group Holdings (from 2017 to 2019) and Spark Power Group Inc. (from 2018 to 2019).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. O’Neil received his Bachelor of Science degree in civil engineering from Tulane University. He has extensive leadership and senior management experience, including the role of chief executive officer, chief operating officer and senior vice president of operations integration and audit. His extensive executive and board experience have equipped him with leadership skills and the knowledge of board processes and functions. Additionally, Mr. O’Neil’s audit, general corporate decision-making and engineering experience makes him a valuable member to your Board.

John W. Somerhalder II Director
AGE: 66 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEE: N/A

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Vice Chair and Executive Director of your Board and a member of management since March 2021. Mr. Somerhalder recently served as interim president and chief executive officer of CenterPoint Energy, Inc., an electric and natural gas utility serving several U.S. markets (from February 2020 to July 2020), and served as a member of the CenterPoint Energy’s board of directors (from 2016 through July 2020). He also served as a director of Gulfport Energy Corp (from July 2020 to May 2021), as a director and board chairman of Enable Midstream Partners, LP (from February 2020 to July 2020), as a Director of SunCoke Energy Partners GP LLC (from August 2017 to July 2019), and as director at Crestwood Equity GP LLC, the general partner of Crestwood Equity Partners LP (from October 2013 to February 2020).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Somerhalder holds a Bachelor of Science degree in chemical engineering from the University of Arizona. He served as Interim President and Chief Executive Officer of Colonial Pipeline Company, a U.S. refined products pipeline company (from February 2017 to October 2017). Prior to that, he was president and chief executive officer of AGL Resources Inc., a former publicly traded energy services holding company (from March 2006 to his retirement in December 2015), and chairman of AGL Resources board of directors (from November 2007 to December 2015). Prior to joining AGL Resources, Mr. Somerhalder served in a number of roles with El Paso Corporation, a publicly traded natural gas and related energy products provider, where he spent almost 30 years, starting his career as an engineer and progressing through leadership roles before being named president of El Paso Pipeline Group and executive vice president of El Paso Corporation. He has extensive leadership and senior management experience, including the roles of chief executive officer and board chairman. His extensive energy industry, executive and board experience have equipped him with leadership skills and knowledge of the industry, and board processes and functions. Mr. Somerhalder’s extensive experience qualifies him to serve on your Board, lead efforts to rebuild trust with our external stakeholders, support our senior leadership team’s efforts to achieve its priorities, and strengthen your Company’s governance and compliance functions.

28	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Steven E. Strah Director
AGE: 58 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEE: N/A

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

President, CEO and director of your Company since March 2021. He was President and Acting CEO (from October 2020 to March 2021), and President (since May 2020). He also served as Senior Vice President and Chief Financial Officer of your Company (from 2018 to 2020), and Senior Vice President and President of FirstEnergy Utilities (from 2015 to 2018). He also serves as a director of many other subsidiaries of the Company.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Strah received his Bachelor of Science degree in business administration from Baldwin Wallace University. His extensive career began in 1984 at The Illuminating Company, now a subsidiary of your Company, and continued at FirstEnergy Corp. He has held numerous executive leadership positions at your Company including President at various FirstEnergy subsidiaries. Mr. Strah’s vast experience brings to your Board an extraordinary understanding of the inner workings of the public utilities industry and FirstEnergy.

Andrew Teno Director
AGE: 37 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Audit Finance

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Portfolio manager of Icahn Capital LP., a diversified holding company engaged in a variety of businesses including investment, energy, automotive, food packaging, metals, real estate, home fashion and pharma, since October 2020. Prior to his position at Icahn Capital, Mr. Teno worked at Fir Tree Partners (from 2011 to 2020), a NY based private investment firm that invests worldwide in public and private companies, real estate and sovereign debt. Mr. Teno serves as a director of the following two public companies: Herc Holdings Inc. (an equipment rental supplier) and Cheniere Energy, Inc. (an energy infrastructure company). He served as a director of Eco-Stim Energy Solutions (from March 2017 to December 2018).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Teno received an undergraduate business degree from the Wharton School at the University of Pennsylvania. Prior to his current position at Icahn Capital, Mr. Teno worked at Fir Tree Partners, a NY based private investment firm. Prior to Fir Tree, he worked at Crestview Partners as an associate in their private equity business and at Gleacher Partners, a boutique mergers and acquisitions firm. Mr. Teno’s investment expertise and experience in a variety of industries, along with his business skills, make him a valuable member of your Board.

FIRSTENERGY CORP.	29

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Leslie M. Turner Director
AGE: 64 FirstEnergy DIRECTOR SINCE 2018	STANDING COMMITTEES: Audit; Compensation

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired in March 2018 as senior vice president, general counsel and corporate secretary (positions held since 2012) of The Hershey Company, a global confectionery company.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Turner received her law degree from the Georgetown University Law Center after graduating from the New York University with a Bachelor of Science degree. She also received a Master of Laws in Law and Government from the American University, Washington College of Law. Ms. Turner has extensive and wide-ranging leadership, legal, governance and corporate strategy skills through her former roles with The Hershey Company and The Coca-Cola Company. Ms. Turner served as senior vice president, general counsel, and corporate secretary of The Hershey Company from 2012 until her retirement in March 2018. In this role, Ms. Turner was the leader of Hershey’s legal, government relations, corporate secretary, and corporate security functions. She also advised Hershey on M&A opportunities and other stakeholder considerations facing publicly traded companies. Prior to joining Hershey, Ms. Turner’s career included progressively more responsible leadership roles at Coca-Cola North America, Akin Gump Hauer & Feld, LLP and the senior executive service level of the federal government. Ms. Turner’s legal experience and additional regulatory experience qualify her to serve as a member of your Board.

Melvin Williams Director
AGE: 58 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Corporate Governance and Corporate Responsibility; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired in 2020 as president of Nicor Gas, a natural gas distribution company and subsidiary of the Southern Company, and senior vice president of Southern Company Gas (positions held since 2015).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Williams received his Bachelor of Science degree from the Savannah State University. Prior to his most recent positions, he held progressively more responsible leadership roles including senior vice president, planning and business services at Nicor Gas and vice president and general manager at Atlanta Gas Light Company and Florida City Gas Company. Over 32 years of utility experience that includes sales, marketing, regulatory, and utility operations enables Mr. Williams to provide valuable insight and qualifies him to serve as a member of your Board.

30	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Board Committees

Your Board has established five standing committees and two special Board oversight committees, which are described below. All committees are comprised solely of independent directors as determined by your Board in accordance with our Corporate Governance Policies, which incorporate the NYSE listing standards and applicable SEC rules. Presented below are the current committee memberships. Following the Annual Meeting your newly elected Board will review and update these memberships.

Audit Committee	9 meetings in fiscal year 2021

Michael J. Anderson (Chair) * Donald T. Misheff * Andrew Teno * Leslie M. Turner * Financial Experts

The Audit Committee is primarily responsible for assisting your Board with oversight of:

◾  the integrity of the Company’s financial statements, and financial reporting and disclosure controls processes;

◾  adherence to legal, compliance, risk management and regulatory requirements, including oversight of the Company’s Ethics & Compliance Program;

◾  independent auditor’s qualifications, independence, and performance;

◾  performance of the Company’s internal audit function; and

◾  the Company’s systems of internal controls over financial reporting with respect to the accuracy of financial records.

The Audit Committee’s Compliance Oversight Sub-committee discussed further below was established to assess and implement changes as appropriate in your Company’s compliance program. The Audit Committee is also directly responsible for the appointment, compensation and retention of, and the oversight of the work and pre-approval of all services provided by the Company’s independent registered public accounting firm. For a complete list of responsibilities and other information, please refer to the Audit Committee Charter available on our website at www.firstenergycorp.com/charters.

Your Board appoints at least one member of the Audit Committee who, in your Board’s business judgment, is an “Audit Committee Financial Expert,” as such term is defined by the SEC. Your Board determined that Messrs. Anderson and Misheff meet this definition. All members of the Audit Committee are financially literate and are independent pursuant to our Corporate Governance Policies, the rules and regulations of the SEC and the listing standards of the NYSE. As required by the applicable NYSE listing standards, to the extent any member of the Company’s Audit Committee simultaneously serves on the audit committee of more than three public companies, the Company will disclose on its website (www.firstenergycorp.com/board) your Board’s determination whether such simultaneous service impairs the ability of that individual to serve effectively on the Company’s Audit Committee. See the Audit Committee Report in this Proxy Statement for additional information regarding the Audit Committee.

FIRSTENERGY CORP.	31

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Compensation Committee	12 meetings in fiscal year 2021

James F. O’Neil III (Chair) Steven J. Demetriou Julia L. Johnson Leslie M. Turner

The Compensation Committee is primarily responsible for:

◾  carrying out the responsibilities delegated by the Board relating to the review and determination of executive compensation; and

◾  provide general oversight of the Company’s compensation philosophy and practices and human capital initiatives.

The Compensation Committee also reviews and, if appropriate, makes recommendations to your Board regarding the compensation and benefits of our non-employee directors. To the extent permitted under NYSE listing standards and applicable law, the Compensation Committee is authorized to delegate its responsibilities to one or more sub-committees. For information regarding the role of executive officers and our independent compensation consultant in determining or recommending the amount or form of executive and director compensation, see the CD&A section below. For a complete list of responsibilities and other information, refer to the Compensation Committee Charter available on our website at www.firstenergycorp.com/charters.

Effective May 18, 2021, Mr. Demetriou and Ms. Johnson were appointed to the Compensation Committee.

Corporate Governance and Corporate Responsibility Committee	12 meetings in fiscal year 2021

Julia L. Johnson (Chair) Jesse A. Lynn Christopher D. Pappas Luis A. Reyes Melvin D. Williams

The Corporate Governance and Corporate Responsibility Committee is primarily responsible for:

◾  the Company’s director nominations process,

◾  the Company’s corporate governance policies; and

◾  oversight of the Company’s policies and practices relating to corporate responsibility.

The Committee is also directly responsible for oversight of our (i) political activities and practices and (ii) our Company’s corporate citizenship practices and ESG strategy. For a complete list of responsibilities and other information, refer to the Corporate Governance and Corporate Responsibility Committee Charter available on our website at www.firstenergycorp.com/charters.

Effective May 18, 2021, Mr. Williams was appointed to, and Messrs. Misheff and Mitchell transitioned off, the Corporate Governance and Corporate Responsibility Committee.

32	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Finance Committee	9 meetings in fiscal year 2021

Steven J. Demetriou (Chair) Michael J. Anderson Thomas N. Mitchell Christopher D. Pappas Andrew Teno

The Finance Committee is primarily responsible for monitoring and overseeing the Company’s financial resources and strategies, with emphasis on those issues that are long-term in nature. For a complete list of responsibilities and other information, refer to the Finance Committee Charter available on website at www.firstenergycorp.com/charters.

Effective May 18, 2021, Mr. Mitchell was appointed to, and Ms. Johnson transitioned off, the Finance Committee.

Operations and Safety Oversight Committee	4 meetings in fiscal year 2021

Thomas N. Mitchell (Chair) James F. O’Neil III Luis A. Reyes Melvin D. Williams

The Operations and Safety Oversight Committee is primarily responsible for monitoring and overseeing the Company’s significant operating matters relating to the Company’s electric power generation and distribution and transmission operations, together with safety, reliability, environmental strategy, climate change, environmental protection and sustainability, and quality matters relating to such operations. For a complete list of responsibilities and other information, refer to the Operations and Safety Oversight Committee Charter available on our website at www.firstenergycorp.com/charters.

Effective May 18, 2021, Mr. Williams was appointed to, and Mr. Demetriou transitioned off, the Operations and Safety Oversight Committee.

FIRSTENERGY CORP.	33

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Special Board Oversight Committees

Leslie M. Turner (Chair)

Compliance Oversight Sub-committee of the Audit Committee is primarily responsible for assessing your Company’s corporate compliance program and overseeing the implementation of recommended enhancements, as appropriate.

◾  Members: Leslie M. Turner (Chair), Julia L. Johnson, Thomas N. Mitchell, Luis A. Reyes and Andrew Teno

◾  3 meetings in fiscal year 2021

Paul Kaleta (Chair)

Special Litigation Committee is authorized to take all actions as it deems advisable, appropriate, and in the best interests of the Company and its shareholders with respect to pending shareholder derivative litigation and demands.

◾  Members: Paul Kaleta (Chair), Lisa Winston Hicks, Jesse A. Lynn and Melvin D. Williams

◾  37 meetings in fiscal year 2021

Effective July 1, 2021, the Special Litigation Committee was created, and the Independent Review Committee and the Demand Review Committee were dissolved.

In addition and as described in greater detail in the “Board Oversight – Board Response to Government Investigations” section above, on February 9, 2022 the Special Litigation Committee agreed to a settlement term sheet to resolve multiple shareholder derivative lawsuits that included, among other things, an agreement that your Board will (1) form a special Board committee to initiate a review process of the current senior executive team, to begin within 30 days of the 2022 Annual Meeting of Shareholders; and (2) and cause the reconstituted Corporate Governance and Corporate Responsibility Committee to oversee the implementation and third-party audits of Board-approved action plans with respect to political and lobbying activities.

34	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Items to Be Voted On

Item 1	Election of Directors
✓ Your Board recommends that you vote FOR all nominees in Item 1

You are being asked to vote for the following 12 nominees (10 current directors and two new director nominees (Ms. Jana T. Croom and Mr. Sean T. Klimczak) to serve on your Board for a term expiring at the annual meeting of shareholders in 2023 and until their successors shall have been elected: Jana T. Croom, Steven J. Demetriou, Lisa Winston Hicks, Paul Kaleta, Sean T. Klimczak, Jesse A. Lynn, James F. O’Neil III, John W. Somerhalder II, Steven E. Strah, Andrew Teno, Leslie M. Turner and Melvin Williams. Mr. Klimczak’s nomination to the Board of FirstEnergy was made pursuant to a Common Stock Purchase Agreement that was entered into by the Company and BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P., in connection with Blackstone’s purchase of FirstEnergy common stock in 2021. Michael J. Anderson, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, Christopher D. Pappas, Luis A. Reyes, are not standing for re-election at the Annual Meeting, and his/her term on your Board will expire at the conclusion of the Annual Meeting.

The “Biographical Information and Qualifications of Nominees for Election as Directors” section of this Proxy Statement provides information for all nominees for election at the Annual Meeting. The “Board Qualifications” section of this Proxy Statement provides information relating to your Board’s and Corporate Governance and Corporate Responsibility Committee’s review of nominees. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by your Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

Pursuant to the Company’s Amended and Restated Code of Regulations, at any election of directors, a nominee shall be elected to your Board only if the vote “For” the candidate exceed the votes “Against” the nominee; abstentions and broker non-votes will have no effect. Our Corporate Governance Policies also provide that in an uncontested election of directors (i.e., an election where the only nominees are those recommended by your Board), any nominee for director who receives a greater number of votes “Against” his or her election than votes “For” his or her election will promptly tender his or her resignation to the Corporate Governance and Corporate Responsibility Committee following certification of the shareholder vote. The Corporate Governance and Corporate Responsibility Committee will promptly consider the tendered resignation and will recommend to your Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to recommend acceptance or rejection of the tendered resignation, the Corporate Governance and Corporate Responsibility Committee will consider factors deemed relevant by the committee members, including the director’s length of service, the director’s particular qualifications and contributions to the Company, the reasons underlying the majority withheld vote, if known, and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Policies. In considering the Corporate Governance and Corporate Responsibility Committee’s recommendation, your Board will consider the factors considered by the Corporate Governance and Corporate Responsibility Committee and any such additional information and factors your Board believes to be relevant. Your Board will act on the Corporate Governance and Corporate Responsibility Committee’s recommendation no later than at its next regularly scheduled Board meeting.

Your Board Recommends That You Vote “For” All Nominees in Item 1. ✓

FIRSTENERGY CORP.	35

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 2	Ratification of the Appointment of the Independent Registered Public Accounting Firm For 2021
✓ Your Board recommends that you vote FOR Item 2

You are being asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to examine the books and accounts of the Company for the fiscal year ending December 31, 2022. While our Amended and Restated Code of Regulations does not require shareholders to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are submitting the proposal for ratification as a matter of good corporate governance. However, if shareholders do not ratify the appointment, the Audit Committee will reconsider retaining PricewaterhouseCoopers LLP in future years. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will be available to respond to appropriate questions and have an opportunity to make a statement if he or she wishes to do so. We refer you to the “Matters Relating to the Independent Registered Public Accounting Firm” section of this Proxy Statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2020 and 2021. Item 2 requires the affirmative vote of a majority of the votes cast and abstentions will have no effect. There can be no broker non-votes on Item 2 as it is considered a “routine” matter under applicable NYSE rules.

Your Board Recommends That You Vote “For” Item 2. ✓

36	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 3	Approve, on an Advisory Basis, Named Executive Officer Compensation
✓ Your Board recommends that you vote FOR Item 3

The following proposal provides shareholders the opportunity to cast an advisory, non-binding vote to approve the compensation of the NEOs (a “Say-on-Pay” vote) as further described in the Compensation Discussion and Analysis (“CD&A”) and the related compensation tables and narrative disclosure. This resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934. Currently, the advisory vote is held annually. The next advisory vote on NEO compensation is scheduled to occur at the Company’s 2023 Annual Meeting of Shareholders. Your Board strongly supports the Company’s executive pay practices and asks shareholders to support its executive compensation program by adopting the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the FirstEnergy Corp. Named Executive Officers, as such compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the other related narrative executive compensation disclosure contained in the proxy statement.”

The primary objectives of the Company’s executive compensation program are to attract, motivate, retain, and reward the talented executives, including the NEOs, who we believe can provide the performance and leadership to achieve success in the highly complex energy industry. Our executive compensation program is centered on a pay-for-performance philosophy. After robust benchmarking and shareholder outreach, the Compensation Committee and your Board approved a number of key changes effective in 2018 and have generally maintained the same structure and design for the executive compensation program, to better align executive pay with shareholder interests.

In deciding how to vote on this proposal, we encourage you to read the CD&A for a more detailed discussion of our executive compensation programs and practices applicable to the NEOs, beginning on page 54.

Your Board strongly believes that our compensation philosophy, in conjunction with continued shareholder outreach, is in the best interests of shareholders. We will continue to annually review and evaluate all compensation plans and programs with the goal of aligning such plans and programs with market practice where appropriate and with the best interests of our shareholders. Item 3 is an advisory proposal that requires the affirmative vote of a majority of the votes cast; abstentions and broker non-votes will have no effect.

Although this advisory vote is non-binding, your Board and the Compensation Committee value the views of our shareholders and expect to consider the voting results when considering future executive compensation practices for the NEOs.

Your Board Recommends That You Vote “For” Item 3. ✓

FIRSTENERGY CORP.	37

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 4	Shareholder Proposal Requesting a Report Relating to Electric Vehicles and Charging Stations with Regards to Child Labor Outside of the United States
X Your Board recommends that you vote AGAINST Item 4.

Steven J. Milloy, 12309 Briarbush Lane, Potomac, MD 20854, plans to introduce the following resolution at the Annual Meeting. We have been notified that Mr. Milloy is the beneficial owner of no less than 81 shares of your Company’s common stock.

Child Labor Audit

Resolved:

Shareholders request that, beginning in 2022, First Energy report to shareholders on the extent to which its business plans with respect to electric vehicles and their charging stations may involve, rely or depend on child labor outside the United States.

Supporting Statement:

First Energy’s business plans involve the promotion of electric vehicles. First Energy hopes to profit from the charging of such vehicles.

But according to Amnesty International and media reports:

— Cobalt is an expensive metal used in electric car batteries.

— 59% of the global cobalt supply comes from the Democratic Republic of the Congo

— Cobalt mining in the Congo is often done by children — as many as 40,000 — working in brutal and unsafe conditions. A euphemism for these children is “informal” workers.

— Many of these children are injured and killed in these conditions.

— Such child labor is a gross violation of human rights.

In addition, the global cobalt supply change is now controlled by Communist China, which is a known and egregious violator of human rights.

More information on these human rights violations may be found at https://junkscience.com/2020/10/mean-and-unclean-electric-cars-powered-by-child-labor-in-africa/.

Shareholders have the right to know the extent to which, if any and intentionally or not, First Energy’s business plans rely on or involve the direct or indirect exploitation of child labor and/or the violation of the human rights of child workers outside the United States.

Your Company’s Response — Item 4

Your Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons:

With respect to material and equipment purchases and related services, your Company’s suppliers are required to comply with FirstEnergy’s Code of Conduct and Supplier Code of Conduct, and we work directly with suppliers and through industry coalitions to address supply chain social and environmental issues.

38	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Company believes in the importance of ethical sourcing in its supply chain and is committed to responsible business practices. In accordance with our Standard Terms and Conditions for material and equipment purchases and related services, your Company’s business partners, including our suppliers, are required to comply with FirstEnergy’s Code of Conduct (the “Code”). In addition, pursuant to the Code, our business partners such as suppliers, consultants, representatives and agents are also required to follow FirstEnergy’s Supplier Code of Conduct (the “Supplier Code”). All suppliers must meet FirstEnergy’s standards, including fair employment practice; compliance with laws, including labor and human rights laws, regulations, and rules; and environmental protection and sustainability. More specifically, suppliers must ensure that child labor is not used in the performance of the work with FirstEnergy or any company. The Code and the Supplier Code can be found at: www.firstenergycorp.com/responsibility.

Regarding electric vehicles purchased for our own operations, FirstEnergy currently works with two major manufacturers of vehicles based in the United States both of which have robust supply chain programs specifically addressing cobalt sourcing issues, including their participation in the Responsible Cobalt Initiative. Your Company also participates in the Electric Utility Industry Sustainable Supply Chain Alliance, a coalition of utilities and suppliers working together to advance sustainability best practices in utility supply chain activities and supplier networks.

As an electric service provider, your Company is responding to the needs and desires of its customers and policymakers relating to the adoption of electric vehicles and access to charging infrastructure.

FirstEnergy does not manufacture electric vehicles or electric vehicle charging stations. FirstEnergy also cannot control or project the types of vehicles that consumers or businesses may purchase or use within our service area, or control the battery technologies that such vehicles may utilize. Similarly, FirstEnergy cannot control or project how electric vehicle manufacturers might work with their battery suppliers to possibly transition to technologies that are not reliant on cobalt, or address issues related to the sourcing of cobalt as a raw material.

Issues relating to child labor and human rights associated with cobalt production are likely best addressed through existing manufacturing supply chain initiatives and industry trade groups that have a direct influence on such practices.

Your Company’s business strategy appropriately recognizes and seeks to respond to near- and long-terms trend towards transportation electrification.

Increased deployment of electric vehicles is occurring as part of a broader evolution of transportation – one driven by consumers, policymakers, and other stakeholders seeking to address a range of issues, including the reduction of carbon emissions. FirstEnergy’s business strategy is designed to plan for and respond to these trends, and it is incumbent on your Company to plan for how the electric delivery systems will need to respond to these trends to ensure continued reliability and performance.

Although FirstEnergy is expanding the use of electric vehicles in its fleets and is promoting the use of electric vehicles to mitigate climate change, as discussed above, the issues associated with the sourcing of cobalt are far beyond the scope of FirstEnergy’s supply chain or business plans. FirstEnergy acknowledges that there have been supply chain issues involving human rights identified with the sourcing of cobalt, which is used as a key element for the production of rechargeable batteries, including those used with electric vehicles. However, FirstEnergy believes that the Company’s supply chain policies and partnerships with other companies and trade groups discussed above mitigate these concerns as they relate to FirstEnergy.

Summary

Your Company’s suppliers are required to comply with FirstEnergy’s Code of Conduct and Supplier Code of Conduct. Accordingly, all of our suppliers must meet FirstEnergy’s standards, including a requirement that suppliers must ensure that child labor is not used in the performance of the work with FirstEnergy or any company. Based on the above, your Board recommends that you vote AGAINST this shareholder proposal because your Board believes it is not in the best interests of our shareholders and the Company.

X Your Board Recommends That You Vote “Against” Item 4.

FIRSTENERGY CORP.	39

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 5	Shareholder Proposal Regarding Special Shareholder Meetings
X Your Board recommends that you vote AGAINST Item 5.

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, plans to introduce the following resolution at the Annual Meeting. We have been notified that Mr. Chevedden is the beneficial owner of no less than 90 shares of your Company’s common stock.

NOTE: The graphic below was submitted as part of the shareholder’s proposal.

Proposal 5 — Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

One of the main purposes of this proposal is to give shareholders the right to formally participate in calling for a special shareholder meeting regardless of their length of stock ownership to the fullest extent possible.

It is important to adopt this proposal to make up for our lack of a shareholder right to act by written consent by a majority of shares outstanding. Many companies provide for both a shareholder right to call a special shareholder meeting and a shareholder right to act by written consent.

Southwest Airlines and Target are companies that do not provide for shareholder written consent and yet provide for 10% of shares to call for a special shareholder meeting.

FirstEnergy shareholders gave 45%-support to a shareholder proposal for the shareholder right to act by written consent. This 45%-support likely represented 51%-support from the shares that have access to independent proxy voting advice and are not forced to rely on the biased voting advice of FE management.

FirstEnergy management should support a proposal topic that earns majority shareholder support—especially at a company like FE where the stock price performs so poorly and was fined $230 million in the Ohio nuclear bribery scandal. To partially compensate for not having a right to written consent by a majority we need a right for 10% of shares to call a special shareholder meeting.

A more reasonable right to call a special meeting might make for more of an incentive for our directors to perform better since a special meeting can elect a new director. For instance Mr. Donald Misheff, FirstEnergy Chairman, received 56 million negative votes at the 2021 annual meeting. This was up to 15-times the negative votes of other FE directors.

And FirstEnergy stock was at $82 in 2008.

It is important to adopt this proposal to make up for our lack of a shareholder right to act by written consent.

Please vote yes:

Special Shareholder Meeting Improvement – Proposal 5

40	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Company’s Response — Item 5

Your Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons:

FirstEnergy Shareholders Already Have the Ability to Call Special Shareholder Meetings

Your Board believes that shareholders should have the ability to call special meetings and has continued to give serious consideration to the issue. In 2011, after careful consideration and consultation with numerous shareholders, your Board presented, and our shareholders approved by over 97% of the votes cast (85% of shares then outstanding), the right of holders of 25% or more of the outstanding shares of FirstEnergy to call a special meeting of shareholders. Since then, we have regularly engaged with shareholders on a wide range of governance topics, and shareholders, on the whole, have not identified this threshold percentage as a concern to your Board or to management. However, based on your Board’s ongoing review of this topic, as further discussed below we anticipate seeking shareholder approval in 2023 to further reduce this threshold to allow for the right of holders of FirstEnergy to call a special meeting of shareholders to 20% or more of the outstanding shares from the existing 25%.

Anticipated 20% Ownership Threshold Strikes a Reasonable and Appropriate Balance

Your Board continues to support a reasonable and appropriate ownership threshold to call a special meeting for the following reasons:

◾

Your Board believes that a 20% ownership threshold for the right to call a special meeting strikes a reasonable and appropriate balance between empowering shareholders with an important right and protecting against the risk that a small minority of shareholders with potentially narrow, short-term interests would call a special meeting.

◾

Shareholder meetings are significant events that require a substantial monetary commitment on the part of your Company and attention of your Board, officers and employees, thus diverting attention away from their focus on meeting our business objectives and enhancing shareholder value.

◾

Allowing a small minority of shareholders to call a special meeting for any reason would permit such minority to pursue self-interested goals, which could be detrimental to the interest of a majority of our shareholders and other stakeholders.

Your Board also considered the composition of the Company’s shareholder base, which currently includes several shareholders that individually hold greater than 5% of our common stock.

Company to Propose Reducing Special Meeting Threshold to 20% (from the existing 25%)

This non-binding shareholder proposal requests that your Board “take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.” In 2011, your Board successfully obtained shareholder approval to provide the existing right of holders of 25% or more of the outstanding shares of FirstEnergy to call a special meeting of shareholders.

Based on your Board’s ongoing review of this topic, we anticipate seeking shareholder approval at the Company’s 2023 annual meeting of shareholders to further reduce this threshold to allow for the right of holders of 20% or more of the outstanding shares of FirstEnergy to call a special meeting of shareholders. Due to the requirement to file a preliminary proxy statement and the required timing of such filing, this management proposal is to be presented at next year’s annual meeting of shareholders. Your Board cannot unilaterally adopt the proposed amendment because a shareholder vote is necessary under our governing documents and Ohio Law. Your Board believes reducing the threshold to 20% more appropriately and effectively implements the policy at issue and serves the best interests of our shareholders.

FirstEnergy’s Robust Shareholder Outreach and Engagement and Practices Provide Shareholders Opportunities to Express Opinions on Topics of Interest

Your Board and management continue to view our commitment to ongoing dialogue with our shareholders as key to the Company’s success. To that end, and as discussed in detail earlier in this Proxy Statement in the “Shareholder Outreach and Engagement Program” section, your Company’s leaders meet regularly with shareholders to discuss key developments, our strategy and operational performance. We also meet with shareholders throughout the year to discuss perspectives on corporate governance, executive compensation matters and related disclosures.

FIRSTENERGY CORP.	41

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Moreover, our governance policies promote open communication between shareholders and the Board. The Company encourages shareholders to communicate directly as described in the “Communications with your Board of Directors” section above. Our shareholders also are empowered in other important rights that make the proponent’s request unnecessary. Specifically:

◾

Proxy Access: A group of up to 20 shareholders, representing at least 3% of outstanding shares held for at least three years, can nominate up to two director nominees or 20% of the Board – these nominees, if qualified, would be included in the Company’s proxy materials.

◾	Annual Election of All Directors: Each director nominee stands for election each year, making them subject to shareholder review at each Annual Meeting of Shareholders.

Summary

Your Board believes that 20% of our shareholders should agree that a matter requires shareholder action before a special meeting is called. Based on your Board’s ongoing review of this topic and as further discussed above, we anticipate seeking shareholder approval in 2023 to further reduce this threshold to allow for the right of holders of 20% (from the existing 25%) or more of the outstanding shares of FirstEnergy to call a special meeting of shareholders.

If the proponent’s request was implemented, a relatively small minority of shareholders – potentially with narrow, short-term interests – could possibly call an unlimited number of special meetings, without regard to how costs and other burdens might impact the Company’s future success or to pursue goals at odds with the interests of the vast majority of shareholders. Your Board believes reducing the threshold to 20% more appropriately and effectively implements the policy at issue and serves the best interests of our shareholders. Therefore, your Board recommends that you vote AGAINST this shareholder proposal because your Board believes it is not in the best interests of our shareholders and the Company.

X Your Board Recommends That You Vote “Against” Item 5.

42	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Our Commitment to Employees

Our commitment to employees is an essential part of our ESG priorities. Our people are the force that move our company forward – that advance our business strategy and ESG performance and turn our vision and goals into a reality. We have chosen to highlight the human capital management topics that comprise our commitment to employees separately here in the Proxy Statement. Additional ESG topics will be discussed in the following sections. As the topics below illustrate, we are dedicated to developing an inclusive, equitable, rewarding and safe work atmosphere and empowering a diverse and innovative team to make our customers’ lives brighter and our communities stronger.

Human Capital Management

FirstEnergy strives to be the employer of choice in our operating areas, known for our diverse team, our culture of equity and inclusion and our dedication to helping our approximately 12,400 employees reach their full potential. We want our culture to empower employees to support our mission, build satisfying and engaging careers at FirstEnergy and drive our success.

Our core values – Integrity, Safety, DEI, Performance Excellence, and Stewardship are the foundation for how FirstEnergy operates, behaves and interacts every day. Our core values encompass what matters most at FirstEnergy. They identify the beliefs or ideals expected by everyone in the organization and guide the decisions made and actions taken. Built upon our core values, our talent management and total rewards processes are designed to attract, retain, focus, reward and develop a diverse and skilled workforce of high-performing employees and teams.

FirstEnergy’s financial and operational performance is the result of our employees’ efforts and behaviors. We aim to foster an environment where integrity and ethical behaviors are expected from all levels within the organization. By focusing not only on what we achieve but, how we achieve it, we build upon and support the Company’s mission to be a forward-thinking electric utility that is powered by a diverse team of employees committed to ethics and integrity and doing the right thing every time. Behaviors such as courage, accountability, customer focus, collaboration and trust are encouraged, and employees are accountable for making the right decisions and speaking up when something does not seem consistent with our core values or violates the FirstEnergy Code of Conduct.

Driving a Culture of Compliance and Integrity

Your Board has enhanced its oversight, including the formation of a Compliance Oversight Sub-committee of the Audit Committee – comprised entirely of independent directors – tasked with overseeing the assessment of the Company’s corporate compliance program and governance practices. This sub-committee, supported by independent counsel and compliance advisors, assists in making recommendations, and overseeing the implementation of and enhancements to the Company’s corporate compliance program, structure and governance practices, with the goal of building a best-in-class culture of compliance. Key initial actions are designed to enhance our compliance program and include:

People: centralizing the compliance function with dedicated personnel

◾	Hiring Antonio Fernández as Chief Ethics and Compliance Officer, reporting administratively to the Chief Legal Officer, and reporting to the Audit Committee and its Compliance Oversight Sub-committee

◾	Implementing a dedicated corporate ethics and compliance office, with appropriate resources

◾	Establishing an ethics and compliance steering committee

Processes: enhance compliance standards, policies, and procedures, focusing on

◾	Remediating tone at the top material weakness

◾	Political and charitable donations

◾	Interactions with government officials

FIRSTENERGY CORP.	43

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

◾	Third-party management

◾	Financial controls and approval authorities

Reporting: augment reporting mechanisms from employees to the Board and back

◾	Multiple channels of reporting and transparency in process

◾	Communicate compliance updates through regular cadence of newsletters, updates on the Company Intranet, townhalls, etc.

◾	Concern Management training for leaders and employees

Benchmarking: metrics to measure program

◾	Data analytics and trend or issue spotting

◾	Continuous improvement and sustainability through regular assessments

◾	Department of Justice elements for an effective compliance program

Safety

Safety is a business and cultural imperative embedded in every aspect of operations. It is making sure we are doing the right thing at the right time, every time, so everyone returns home safely every day. Having the power to keep each other safe means accepting the responsibility to look out for ourselves and each other. There is consistent reinforcement of the shared and personal accountability for controlling exposure to hazards, and continuously improving safety behaviors, systems and controls. Zero life-changing events (“LCEs”) is our shared mission. With emphasis on “Leading with Safety,” leaders and employees receive safety training and reinforcement of exposure control concepts to improve job site exposure identification, communication and mitigation to prevent LCEs. FirstEnergy continues to enhance and reinforce leader and employee safety training and exposure control concepts to improve job site exposure identification, communication and mitigation to prevent life changing events. Further, FirstEnergy continues to expand its “Leading with Safety” experiences with its employees to achieve excellence in personal, contractor and public safety.

44	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

COVID-19 Response

As the company continues to navigate the impact of COVID-19, employees’ overall health and wellness remains a primary focus. Throughout the pandemic, we have sought opportunities for growth, flexibility, innovation and continuous improvement – key tenets of our commitment to performance excellence.

Below are some measures taken for the safety and well-being of our employees:

1	Enhanced safety protocols are in place to protect employees reporting to company facilities. Safety procedures include increased cleaning, masking and social distancing. Field employees are assigned to smaller work groups known as pods, and HVAC systems in company-owned buildings have been upgraded to ensure the offices are safe for the employees who need to be on site.

2	Approximately half of our workforce continues to work remotely to mitigate the risk of exposure for office-based employees. Our workplace return strategy is being developed to continue to accommodate a more flexible, mobile way of working, while still meeting the needs of the business.

3	As part of our Total Rewards program, company-paid time off was provided to employees who contracted COVID-19, were required to be under quarantine, and/or needed to care for family members impacted by the virus. This additional time did not require the use of personal sick time or vacation. We also provided employees with up to four hours of paid time off to receive any form of COVID-19 vaccination, allowed employees to carry over unused 2020 and 2021 paid time off and vacation hours to be used in subsequent years through 2024, and enhanced in-network medical coverage for treatment of COVID-19 and access to telehealth providers, with zero cost share for employees. Lastly, FirstEnergy modified our 401(k) Savings Plan program to align with the federal CARES Act provisions to provide more options and flexibility to plan participants.

4	We developed COVID-19 protocols that became FirstEnergy’s COVID-19 Medical Screening Process or Hotline. A medical staff consisting of 14+ nurses and doctors and many non-medical intake teams were assembled to manage questions and support processes for COVID-19 related illnesses, perform contact tracing and safely return employees to work.

5	We temporarily implemented a COVID-19 medical illness and return-from-travel intake application as part of our “Safe Workplace” initiative. We formed a Chronic Condition Return Team, to develop protocols for employees who were considered high-risk if exposed to COVID-19 due to a pre-existing chronic medical condition, evaluate and manage their safe return to the workplace, or use paid time off hours during the health emergency.

6	We created a Workplace Return Team that is responsible for monitoring COVID-19-related factors across our five-state service territory to determine the best course of action to keep employees safe and heathy. Like many other businesses, we’re assessing the lessons we’ve learned from operating through a pandemic to determine our workplace of the future.

7	Employees returning from certain storm activities were offered free COVID-19 testing and company sponsored onsite clinics to provide vaccination opportunities for employees.

8	To continue protecting employees’ health and safety and to align with Centers for Disease Control and Prevention (CDC) guidance, which FirstEnergy has followed since the beginning of the pandemic, we will continue to follow CDC guidance regarding masks and other safety protocols and update employees accordingly.

FIRSTENERGY CORP.	45

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Additionally, we strengthened our commitment to helping people in need throughout our communities that were hit hard by COVID-19 both in monetary or food donations to food banks and pantries, or safely volunteering at local nonprofit organizations; our employees showed eagerness to help others affected by the global pandemic. We believe by taking extra measures to care for our employees during these unprecedented times, we allow our employees to better serve our communities and customers who rely on us to continually provide their energy needs.

Diversity, Equity and Inclusion

Diversity, Equity and Inclusion is a core value, as well as a corporate objective because a diverse, equitable and inclusive work environment delivers better service to customers, strong operational performance, innovation and a safe and rewarding work experience for employees. FirstEnergy is focused on hiring and developing the best talent to build a diverse workforce for the future, advancing a culture of equity, inclusion and belonging and enhancing our diversity focus with customers, communities and suppliers.

FirstEnergy has increased our focus to advance racial equality and social justice in our communities and in our workplace. Here are some of the highlights:

We expanded our DEI Council membership to diversify representation by race/ethnicity, geography and leader level. Currently, we have a 17-member Executive DEI Council – sponsored by our President & CEO – that aims to enhance workforce diversity, create an inclusive work environment, and provide oversight and guidance for FirstEnergy’s integrated DEI strategy. The actions taken in 2021 will continue to expand and evolve to better serve our employees and drive our DEI initiatives.

46	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

With a commitment from top leadership over the last several years, we moved our DEI efforts forward by building within our culture:

1	A cross-functional DEI Working Group to develop action plans and oversee DEI activities across the organization	2	DEI Implementation Teams, consisting of over 200 employees, in each business unit to effectively implement actions tailored to each group’s unique needs

3	Employee Business Resource Groups (“EBRGs”) consisting of more than 2,600 members to help celebrate our differences and support our recruiting, retention, community and employee development efforts	4	An annual employee survey to understand their perceptions about diversity, equity and inclusion, soliciting their ideas and engaging them in actions to improve

5	Ongoing training, education and dialogue forums on a variety of DEI topics for employees and leaders	6	Continuing to enhance transparency of DEI data, talent processes and measurement of progress in an annual publication to all employees

7	A recruiting strategy that leverages an FE Ambassador Network of 400 employees to help build a diverse talent pipeline and attract top talent

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Through our core values of DEI and stewardship, we believe we can positively impact our customers, communities and other stakeholders, and strive to protect the environment. Stewardship is about putting the needs of our customers, communities and each other first so we are good corporate citizens and environmentally responsible. By doing this, we seek and listen to feedback and focus on understanding the needs of our internal and external customer. We also actively support development initiatives that enrich and strive to create equity in our communities.

Workforce Pay Equity and Compensation

As part of our commitment to DEI, we employed an independent third party to provide an analysis of our employees’ pay and our pay practices in 2019. Our goal was to ensure there were no pay gaps for female or racially or ethnically diverse employees when compared to all employees. The results validated that goal and confirmed that our internal policies and processes support pay equity and are applied consistently. We take pride in the fact that our employees are treated equitably and provided with wages that are competitive and consistent with positions, skill levels, experience and knowledge.

Employee Growth and Development

We believe understanding our rapidly changing industry and our Company strategy is key to our employees’ abilities to support our mission and meet our customers’ evolving needs. We are committed to preparing our high-performing workforce for the future and

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

helping employees reach their full potential. We provide employees with opportunities to develop their skills and competencies and prepare our emerging leaders for expanded responsibilities. Our career management process requires that employees put an intentional focus on their development and identify development plans that support their ability to learn and grow in their current roles and to help prepare for future opportunities. We provide tools, programs and resources to support employees in owning their careers and development.

Toward that end, we are actively engaged in the following initiatives:

Talent Management

We have robust processes to support recruiting, career management, succession planning, and employee and leadership development. In 2021, we strengthened our recruiting processes to ensure transparency, consistency and inclusivity and better ensure unbiased selection of the best candidates. We enhanced our diversity recruiting practices, requiring expanded racial/ethnic diversity on the candidate slates for a broader range of positions and increasing our investment by $200,000 for additional outreach and support to programs and organizations that support racially/ethnically diverse talent.

◾  We have now trained over 300 hiring champions and experts across FirstEnergy to participate in diverse interviewing panels and continue to provide greater transparency into our talent management processes.

◾  This transparency fosters a more robust exchange of information and feedback between employees and leaders and promotes a clearer understanding of career management and development opportunities. Meaningful conversations between leaders and their employees empower employees to take ownership of their careers, build trust, and lead to a more inclusive workplace.

◾  We demonstrated continued agility by successfully facilitating all our leadership training programs, talent reviews, recruiting, co-op/intern program and onboarding processes to virtual formats.

Mentoring Program

We expanded our mentoring program, which is available to all non-physical workers, by encouraging all high performing, high potential racially/ethnically diverse talent to participate in support of their ongoing development.

◾  This program provides the ability for employees to select a mentor from across the organization. It enhances learning, teamwork and collaboration throughout FirstEnergy, cultivates an environment for professional growth and encourages leaders to guide and prepare colleagues.

◾  Our mentoring program supports the development and retention of employees, increases job satisfaction for mentees and mentors, and facilitates skill and knowledge-sharing across the Company. Since its inception, over 500 people have participated in the formal program, and it continues to grow.

Employee & Leadership Development

We offer multiple leadership and employee development experiences aligned to our core values to build a highly qualified, engaged and diverse leadership pipeline.

◾  Our New Supervisor and Manager Program (“NSM”), designed to provide consistent training and development to new FirstEnergy leaders, graduated 143 participants in 2021. The NSM program has now graduated over 2,300 leaders since its inception in 2008.

◾  The Experienced Leader Program (“ELP”) bridges the development between new supervisors and managers and senior executives by providing a development path for experienced manager and director-level employees. Through this program, we equip our leadership with the right tools to coach and support their teams and ultimately drive FirstEnergy’s long-term success. After successfully completing the pilot ELP in 2020, we completed two additional rounds of the Experienced Leader Program in 2021 with more than 45 manager and director-level employees.

◾  The Discover FE program is a development opportunity to educate employees about FirstEnergy and the utility industry and provide transparency into the innerworkings of all business units. The Distribution Line curriculum was piloted in 2020 and a Day in the Life experience is under development to provide a hands-on component available to learners after completing the self-paced training. A three-year roadmap has been developed to build out curricula to span every business unit in the company.

◾  The Educate to Elevate program, which creates a pathway to secondary education for employees seeking a 2- or 4-year college degree is now operational in four geographic territories in the FirstEnergy footprint. For the Fall 2021 semester, 49 employees are enrolled to pursue an associate and/or bachelor’s degree.

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Power Systems Institute

We are focused on increasing the number of candidates in our Power Systems Institute (“PSI”), an award-winning program for recruiting and developing the next generation of highly trained, dedicated and motivated line and substation workers.

◾  Upon completion of the 21-month program, students receive an associate degree and are eligible to be hired by FirstEnergy. Since the PSI program’s inception, we have hired more than 2,000 graduates across our service territory.

◾  Over the next five years, we plan to enhance our PSI recruitment efforts by building and expanding partnerships with community organizations in each of our service areas. These community organizations will enable us to identify and engage individuals and populations that have been traditionally under-represented in the PSI program.

◾  As these partnerships mature both the organizations and FirstEnergy will be able to meet mutually beneficial objectives that serve the greater community.

◾  In addition, FirstEnergy has initiated an Equal Access scholarship for the PSI program. The objective of this scholarship is to mitigate some of the financial barriers currently associated with the program. The scholarship is designed to assist students with living expenses during the program and is another resource to strengthen our recruiting efforts.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Our Commitment to ESG

We believe our success requires strong management and oversight of ESG matters, as well as transparency and accountability regarding where we need to improve and how we’re going to succeed. We also believe staying true to our mission and core values means executing our corporate responsibility approach to pursue objectives and initiatives that positively impact our stakeholders.

The ESG priorities that are discussed in the introduction comprise our corporate responsibility approach and also support the three pillars of our company strategy. In those core ESG areas, we strive to provide transparency, identify risks and opportunities, improve our performance and drive accountability.

In addition to the content below, please see “Our Commitment to Employees” above in this section of the Proxy Statement and our Corporate Responsibility website for additional information on the company’s approach and management of ESG topics important to FirstEnergy. Additionally, this Proxy Statement contains important content on Board, corporate governance and executive compensation topics relevant to the governance component in ESG and essential to our strong governance foundation at FirstEnergy

Climate Strategy and Oversight

Our Climate Strategy, in alignment with our overall strategy is a major catalyst to modernize our transmission and distribution systems, support widespread electrification and increased renewables, and incorporate emerging smart technologies. It also includes our efforts to reduce greenhouse gas emissions across our company and achieve carbon neutrality by 2050. The key components of our Strategy include:

◾	Protecting and enhancing our transmission system to enable a clean-energy and reduced carbon future.

◾

Building a technologically advanced distribution platform that improves grid reliability and resiliency, while also enabling our company and customers to support a low carbon economy through efforts such as electrification.

◾

Committing to a thoughtful and just transition of our regulated coal generation fleet, while being innovative and forward-thinking as we explore near-term opportunities to reduce emissions, incorporate renewable resources and implement emerging technologies that support our company’s mission. This includes a goal to own at least 50 MW of solar generation in West Virginia by 2025.

◾

Integrating carbon pricing into our financial forecasting, advocating for regulatory and legislative policies that support our efforts toward a carbon-neutral future and driving innovative cross-functional initiatives that modify our business practices and asset replacement strategies to be more environmentally responsible.

We have a responsibility to our stakeholders to proactively mitigate the company’s climate change risks and capitalize on emerging opportunities in a decarbonized economy – all while meeting the changing energy needs of our diverse customer base. Oversight, accountability and risk mitigation of our Climate Strategy and greenhouse gas reduction goals occur at the highest levels of our company, where our Board of Directors, Corporate Governance and Corporate Responsibility Board Committee, executive-level steering committee and business unit leadership guide our efforts.

Political and Public Policy Engagement

We are making significant changes in our approach to political and public policy engagement. Our participation in the public policy process will be more focused than it was in the past, with additional oversight and significant disclosure around lobbying activities. Our recently revised Political and Public Engagement Policy, available on our website, describes the criteria for certain political contributions and ballot initiative expenditures and the process for approving such contributions and expenditures. Also, your Board’s Corporate Governance and Corporate Responsibility Committee periodically reviews this policy and related practices as well as dues and/or contributions to industry groups and trade associations.

Based on feedback from our shareholder engagement and outreach, we expanded our website disclosure to include reports on federal and state level lobbying, as well as the lobbying portion of certain trade association dues.

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Physical Security and Cybersecurity

FirstEnergy is committed to protecting its employees, customers, facilities, and the ongoing reliability of its electric system. We work closely with state and federal agencies and our peers in the electric utility industry to identify physical and cyber security risks, exchange information, and put safeguards in place to comply with strict reliability and security standards. From a security standpoint, the electric utility sector is one of the most regulated industries. We have comprehensive cyber and physical security plans in place, but we don’t publicly disclose details about these measures that could aid those who want to harm our customers, our employees and our assets.

Your Board has identified cybersecurity as a key enterprise risk and prioritizes the mitigation of this risk. Your Board receives cybersecurity updates at each of its regularly scheduled meetings. The Audit Committee reviews our cybersecurity risk management practices and performance, primarily through reports provided by management. The Audit Committee also reviews and discusses with management the steps taken to monitor, control, and mitigate such exposure. Among other things, these reports have focused on incident response management and recent cyber risk and cybersecurity developments.

Security enhancements are also a key component of FirstEnergy’s Energizing the Future transmission investment program. The Company invests heavily in sophisticated and layered security measures that use both technology and hard defenses to protect critical transmission facilities and our digital communications networks.

Unrelenting Customer Focus

We recognize that our more than 6 million utility customers depend on us to provide the reliable energy they need every day of the year. One of the ways we hold ourselves accountable for service reliability is by including metrics – distribution System Average Interruption Duration Index (SAIDI) and Transmission Outage Frequency (TOF) – in our KPIs. We also set longer-term goals to drive improvement. We’re targeting a 20% reduction in transmission outage frequency on 100 kV-and-above lines by 2025, compared to our 2019 baseline. On the distribution side, we’re targeting a 5%, or nine-minute, reduction in the duration of service interruptions by 2025, compared to our 2019 baseline.

We are building a culture with FE Forward that helps us to maintain a strategic and unrelenting focus on our customers. Through FE Forward, we are putting the customer experience at the center of all we do and developing and implementing improvements designed to create a more modernized and effortless customer experience. This includes delivering a superior customer experience today, anticipating customer expectations, and getting ahead of market demands in the future.

Community Vitality

The FirstEnergy Foundation invests in nonprofit organizations to enable positive, sustainable changes that strengthen the communities we serve. The Foundation’s priorities range from supporting key safety initiatives and promoting workforce and economic development to improving social and cultural aspects of our region. As an overarching priority in line with our companywide focus on DEI, the Foundation also supports organizations and initiatives that serve diverse populations and enhance inclusion.

Our corporate giving strategy also focuses on initiatives that parallel our business interests, while helping our communities and the people who live in them achieve greater success. Whether directed to the United Way or local foodbanks, our corporate contributions and philanthropic outreach support organizations and projects dedicated to improving the environmental, economic, social, educational and cultural aspects of our communities.

We are also committed to supporting employee volunteerism through a robust Employee Volunteer Program and the long-term economic health of the communities we serve through development initiatives that create jobs, support local suppliers and attract new businesses throughout our service area.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

ESG Oversight and Management

Board and executive-level oversight of these ESG topics and other governance topics discussed throughout this Proxy Statement is vital to our commitment to corporate responsibility and our company’s success.

FirstEnergy’s Board committees each provide oversight and guidance on distinct environmental, social and governance related topics. For a breakdown of their ESG oversight responsibilities, please review the committee charters (www.firstenergycorp.com/charters) and visit the Board Governance page of our Corporate Responsibility website (www.fecorporateresponsibility.com). In addition to these ESG oversight roles and responsibilities, our Corporate Responsibility Department, Corporate Responsibility Executive-Level Steering Committee, and Corporate Governance and Corporate Responsibility Board Committee work to ensure the transparency and accountability of FirstEnergy’s ESG efforts and continuously strive to improve our ESG performance across the company.

ESG Accountability and Transparency

FirstEnergy is committed to providing stakeholders with information about our corporate responsibility approach and ESG initiatives and performance. As part of our commitment to transparency and accountability, we have a dedicated Corporate Responsibility website, which details FirstEnergy’s progress on ESG-related topics. We also are working toward disclosing ESG information in alignment with leading sustainability reporting frameworks, including the Sustainability Accounting Standards Board, Taskforce on Climate-Related Financial Disclosures, Global Reporting Initiative and Edison Electric Institute ESG/Sustainability Template.

Setting goals and disclosing our progress are also critical parts of demonstrating transparency and accountability on ESG matters. Our companywide goals, available on our Corporate Responsibility website, are designed to prepare us to meet our customers’ future energy needs and move us closer to our vision for a more resilient, innovative, diverse and sustainable FirstEnergy.

In addition, our annual key performance indicators (KPIs) that make up our Short-Term Incentive Program for employees also have strong ties to ESG. Our KPIs measure performance and improvement in areas that are high priorities for the company and critical to our continued success. Among others, those areas include customer reliability, customer service, environmental protections, safety and diversity, equity and inclusion. These incentive-based KPIs support our commitment to strong ESG performance.

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Executive Compensation

Compensation Committee Report

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management and based on such review and discussions, the Compensation Committee recommended to your Board that the CD&A be included (or incorporated by reference, as applicable) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and this 2022 Proxy Statement.

Compensation Committee: James F. O’Neil III (Chair), Steven Demetriou, Julia L. Johnson, and Leslie M. Turner.

Compensation Discussion and Analysis

Introduction

This CD&A provides an overview of the Company’s strategy and performance, shareholder engagement process, 2021 executive compensation programs and decisions, and initial plans for the 2022 executive compensation programs. This CD&A focuses on the compensation of our NEOs, who are as follows, for fiscal year 2021:

Named Executive Officer	Current Title
Steven E. Strah	President and Chief Executive Officer (“CEO”)
K. Jon Taylor	Senior Vice President, Chief Financial Officer (“CFO”) and Strategy
Hyun Park	Senior Vice President and Chief Legal Officer (“CLO”)
John W. Somerhalder II	Vice Chair and Executive Director
Samuel L. Belcher	Senior Vice President, Operations

Key Executive Officer Transitions and Appointments

On March 7, 2021, the Board appointed Mr. Strah to the position of CEO, effective as of March 8, 2021. The Board also elected Mr. Strah as a Director of the Company, effective as of March 8, 2021. Mr. Strah had previously served as Acting CEO since October 29, 2020, in addition to serving as the President of the Company, a position to which he was promoted in May 2020 after previously serving as Senior Vice President and CFO of the Company since March 2018.

On December 22, 2020, the Board appointed Mr. Park to the position of Senior Vice President and CLO, effective as of January 11, 2021. On February 17, 2021, the Board appointed Mr. Somerhalder to the positions of Vice Chair and Executive Director, each effective as of March 1, 2021. Mr. Somerhalder serves as a member of FirstEnergy’s executive leadership team in a transitional capacity while the Company focuses on advancing its immediate strategic priorities. Due to the transitional nature of his role, Mr. Somerhalder did not participate in the same compensation programs as the other NEOs. We have outlined where there are material differences in the compensation programs for Mr. Somerhalder within this proxy statement.

Mr. Taylor was appointed to the position of Senior Vice President, CFO and Strategy effective August 1, 2021, after serving as Senior Vice President and CFO since May 2020. Mr. Belcher was appointed to the position of Senior Vice President, Operations, effective August 1, 2021, after serving as Senior Vice President and President, FirstEnergy Utilities since 2018.

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Additional Information

This CD&A uses certain capitalized terms, which are defined in the Glossary of Terms, beginning on page 78. In general, we use the term “CEO” in this CD&A to refer to the individual serving as our Chief Executive Officer. For 2021, that included Mr. Strah in his role as Acting CEO beginning October 29, 2020, through March 7, 2021. In addition, certain of the performance incentive metrics discussed and utilized in measuring pay-for-performance are based on non-GAAP figures, and the definitions for those metrics in the Glossary of Terms explain the calculation methodology to the closest GAAP measure. The Compensation Committee believes that using such non-GAAP metrics best aligns NEO incentive opportunity with Company performance, which directly supports long-term shareholder value. Use of such non-GAAP metrics are helpful to understand and evaluate performance trends when assessing pay-for-performance and are aligned with key aspects of the Company’s financial performance disclosures.

CD&A Quick Reference Guide

Key Sections	Core Topics	Page

Executive Summary	◾ Executive Summary ◾ Shareholder Engagement and Say-on-Pay Results ◾ Our Responses to Shareholder Feedback	56

Governance of Our Executive Compensation Programs	◾ Compensation Philosophy ◾ What We Do and Don’t Do ◾ Role of our Compensation Committee, Management and Compensation Consultant ◾ Benchmarking	58

Components of Total Direct Compensation Programs

◾  Key Elements of 2021 NEO Compensation

◾  Compensation Mix

◾  Determination of Compensation for 2021

◾  Target Compensation (Base Salary + Target Incentive Compensation)

◾  Incentive Compensation Programs

◾  STIP

◾  KPIs and Weightings for STIP

◾  LTIP (other than Mr. Somerhalder)

◾  Performance-based and Time-based Equity Award for Mr. Somerhalder

◾  Incentive Compensation Payouts for 2021

◾  STIP Payout

◾  LTIP Payouts (for NEOs other than Mr. Somerhalder)

◾  Award Vesting for Mr. Taylor

◾  Outstanding Award Cycles (2020-2022 and 2021-2023)

◾  Realized Compensation

◾  2022 Incentive Plan Design and NEO Compensation

		63

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Key Sections	Core Topics	Page

Other Compensation Policies and Practices	◾ Retirement Benefits, Executive Deferred Compensation Plan (“EDCP”), Personal Benefits and Perquisites ◾ Severance and Change in Control (“CIC”) Policies ◾ Share Ownership Guidelines ◾ Hedging Policies ◾ Clawback Policy ◾ Risk Assessment of Compensation Programs	73

CD&A Glossary of Terms	◾ Key Terms and Definitions	78

Executive Summary

Over the past year, we have made many changes to resolve legacy issues, strengthen our financial position and capitalize on long-term strategic investments designed to serve our customers’ evolving energy needs. With our progress in these areas, together with our strong business model and operational momentum, we believe FirstEnergy is well positioned for the future.

At the heart of our transformation is our commitment to embed a culture of uncompromising integrity throughout the Company, drive accountability, demonstrate our core values, and increase transparency. We have added additional independent board members and strengthened our leadership team with key hires, including a chief legal officer, a chief ethics and compliance officer, a chief information officer, a chief risk officer and new vice presidents of internal audit, and rates and regulatory affairs. We have enhanced our governance policies, procedures and disclosures, and established effective controls as we build a best-in-class compliance program. We remain committed to fostering a diverse, equitable and inclusive work environment, which supports a culture of integrity by delivering better service to customers, stronger operational performance, innovation and a safe and rewarding work experience for employees. We will continue working every day to drive these cultural changes and keep ethics, integrity and accountability at the center of everything we do.

Over the past year FirstEnergy’s leadership team has consistently demonstrated a commitment to making positive changes that will transform our company into a forward-thinking leader in our industry. We will continue working to complete this transformation and deliver long-term value for all of our stakeholders.

Shareholder Engagement and Say-on-Pay Results

Our Board and management are committed to engaging our shareholders and soliciting their perspectives on key performance, compensation and governance issues. Consistent with prior years, select board members and management representatives conducted extensive outreach during 2021.

Our 2021 Say-On-Pay vote successfully passed with over 96% support, which we consider to be a strong endorsement of our pay practices. In 2021, we continued with a similar design and structure of our incentive compensation plans and programs, making only a few modifications. In an effort to improve the relationship between pay and performance, better tie our executive compensation programs to our business strategies, and drive the right executive behaviors, we proactively made incentive design changes to FirstEnergy’s incentive programs beginning with awards granted in 2018 and continuing for awards through 2021.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Our Responses to Shareholder Feedback

Shareholder Feedback	Actions

Shareholders want pay-for-performance alignment; metrics should drive Company strategy and long-term shareholder value

◾  Programs linked to key drivers of shareholder value:

◾  STIP tied to a funding “gate” based on Operating Earnings;

◾  LTIP tied to Operating Earnings per Share (“Operating EPS”) and Capital Effectiveness, both of which are strong indicators of shareholder value in the utility industry; and

◾  External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources;

◾  Generally maintained LTIP:

◾  Includes a Relative Total Shareholder Return (“RTSR”) modifier, which will increase or decrease the LTIP payout based on performance against companies in the S&P 500 Utilities Index to enhance link to shareholder value; and

◾  Includes a TSR cap (if absolute TSR is negative over the three-year LTIP period, the payout will be capped at 100%);

◾  Maintained the stretch (maximum) payout opportunity level at 200% of target in the STIP after an increase from 150% in 2020, and decreased the threshold payout opportunity level from 50% to 25% of target in the LTIP. These payout opportunity levels are consistent with market practices and further align the incentive program with that of your Company’s peers; and

◾  Maintained current cap on STIP and LTIP (maximum payout 200%).

Shareholders prefer performance-based vs. time-based awards	◾ 100% performance-based long-term incentives, a leading practice compared to our peer groups.

Shareholders prefer 3-year cumulative vs. successive annual performance periods for the long-term incentive plans

◾  Maintained 3-year cumulative goals focused on an Operating EPS KPI and 3-year Average Capital Effectiveness;

◾  Maintained 3-year RTSR modifier with an absolute TSR cap; and

◾  Maintained LTIP design with cumulative metrics instead of annual accumulation of points.

Goals need to be set rigorously and the process needs to be transparent

◾  Maintained additional stretch-level performance measure through goal setting process. As an example, in the 2021 STIP, we added $0.04 to the stretch-level KPI Operating EPS above what was communicated to investors in November 2020;

◾  Established performance levels to align pay opportunity with performance; and

◾  Established goals with detailed reconciliations following an independent assessment of the rigor of incentive compensation performance goals for their reasonableness and competitiveness.

STIP and LTIP metrics should be relevant to the business and not overlapping

◾  STIP incorporates financial Operating Earnings and cash flow goals, operational goals, safety goals, and Diversity and Inclusion (“D&I”) goals; and

◾  LTIP incorporates 3-year cumulative Operating EPS growth and average Capital Effectiveness goals to reward the achievement of longer-term goals and to drive shareholder value.

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Governance of our Executive Compensation Programs

Compensation Philosophy

The primary objectives of our executive compensation programs are to:

◾

Attract, retain, focus and reward our talented and diverse executive team who drive our success in the highly complex utility industry by offering competitive total compensation for our executives overall;

◾	Reflect our collective commitment to ensuring that we conduct business with integrity, help all employees do the right thing and treat our coworkers and communities with the respect we all deserve;

◾	Promote the long-term financial health of the business, and the creation of value for the sustained benefit of shareholders, by emphasizing long-term incentives in the pay mix;

◾

Seek to calibrate pay for performance to help ensure the interests of our executives and shareholders are aligned, such that 50th percentile compensation is realized for strong corporate performance, above 50th percentile compensation is realized for exceptional performance, and below 50th percentile compensation is realized for below expected performance;

◾	Tie executive awards to corporate results as well as to overall business unit performance to hold executives accountable for their areas of responsibility;

◾

Recognize individual contributions, including individual performance, experience, and future potential in determining actual pay levels to help ensure that the Company retains our most critical talent; and

◾	Conduct ourselves in a way that comports with standards of good governance, consistent with creating long-term value for shareholders, and encourages a culture of diversity, equity and inclusion.

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What We Do and Don’t Do

We continually strive to make improvements to our executive compensation plans and programs. Below is a summary consistent with previous disclosures of what we do and don’t do with respect to executive compensation, the totality of which we believe aligns with the long-term interests of our shareholders and with commonly viewed best practices in the market:

WHAT WE DO

  Pay-for-performance

◾  LTIP is 100% at risk, with no solely time-based vesting requirements

◾  STIP is 100% at risk

  Threshold and caps on incentive awards:

◾  Threshold financial performance hurdle for Operating Earnings must be achieved before any STIP award is paid

◾  Individual STIP awards capped at 200% (consistent with our peer companies)

◾  Individual LTIP awards capped at 200% (consistent with our peer companies) and capped at 100% if absolute TSR over the performance period is negative

  Non-overlapping financial performance measures in our STIP and LTIP

  Combination of absolute and relative performance goals

  Robust stock ownership guidelines

  Clawback policy applicable to financial and reputational harm, and other detrimental activity

  Mitigate undue risk through compensation design, corporate policies, and effective governance

  Annual Say-on-Pay vote

  Double-trigger CIC provisions

  Compensation Committee comprised of only independent directors supported by an independent compensation consultant

WHAT WE DON’T DO	No executive hedging or pledging is permitted No employment agreements No excise tax gross-up provisions for our NEOs No excessive perquisites	No repricing of underwater stock options without shareholder approval – stock options not currently used in plan design No payment of dividend equivalents on unearned awards

Role of our Compensation Committee, Management and Compensation Consultant

The Compensation Committee is responsible for overseeing executive compensation and making recommendations to the Board for establishing appropriate salary and incentive compensation for our executive officers, which includes our NEOs. The Compensation Committee oversees executive compensation in accordance with our compensation philosophy, which incorporates a consistent and uncompromising commitment to ethical conduct in all that we do, while also aligning our executives’ interests with Company and unit performance, business strategies and corporate objectives, including ESG-related goals, and drivers for growth in shareholder value. The Compensation Committee is further responsible for administering our compensation plans in a manner consistent with these objectives. In this process, the Compensation Committee evaluates information provided by its independent compensation consultant and our CEO, as discussed below. Since December 2017, the Compensation Committee has engaged the services of Farient Advisors (“Farient”) as the Compensation Committee’s independent compensation consultant. The Compensation Committee reviews the mix and level of compensation by each component individually and in the aggregate. The Compensation Committee, using tally sheets and accumulated wealth summaries, also reviews current and previously awarded but unvested compensation.

Management continually works to ensure that high-performing, diverse leaders within the Company are appropriately recognized and considered during succession planning discussions. The Company’s talent philosophy is that all leaders, regardless of level, must demonstrate the ability to motivate future performance, be accountable for their behaviors and results, deliver results and enable employees to do their best every day. Executive succession is reviewed periodically by the CEO, the Senior Vice President and Chief Human Resources Officer and Corporate Services, and the Compensation Committee. Executive succession plans are previewed by the Compensation Committee, as applicable, and with the full Board at its annual strategy retreat.

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With respect to our CEO’s compensation, the Compensation Committee also annually:

◾	Reviews, determines, and recommends to the Board the Company’s goals and objectives; and

◾

Makes compensation recommendations to the Board for its approval or ratification based upon the CEO’s performance, competitive compensation benchmarking survey data and the utility peer group proxy data.

The Compensation Committee and Board are responsible for establishing the compensation of the Company’s Section 16 Officers, including the NEOs, as well as the remaining most senior leaders. Neither the CEO nor any other NEO makes recommendations for setting their own compensation. The recommendation of the CEO’s compensation is determined in Compensation Committee meetings during an executive session and is presented to the independent members of your Board for review and approval. Annually, the Compensation Committee also reviews the goals and targets of the incentive compensation programs with a focus on setting challenging, but realistic, targets to drive performance and to improve shareholder value over the long term.

The CEO, with input from Human Resources and Mr. Somerhalder, typically makes recommendations to the Compensation Committee with respect to the compensation of the other NEOs (excluding Mr. Somerhalder due to the transitional nature of his role). The CEO possesses insight regarding individual performance, experience, future promotion potential, and intentions in retaining particular senior executives. The CEO presents his recommendations to the Compensation Committee for review. However, the Compensation Committee may modify or disregard the CEO’s recommendations. Farient, as discussed below, regularly provides market-level commentary and observations regarding compensation adjustments to the Compensation Committee.

The Compensation Committee engaged Farient to provide independent advice with respect to executive and director compensation and corporate governance matters related to executive compensation. The Compensation Committee relies on Farient’s expertise in benchmarking and familiarity with competitive compensation practices in the utility and general industry sectors. In addition, the Compensation Committee regularly requests advice from Farient concerning the design, communication, and implementation of our incentive compensation plans and other programs.

The services provided by Farient to the Compensation Committee in 2021 included:

◾

Review of our compensation philosophy, including the alignment of our executive compensation practices with our compensation philosophy and assessing potential changes to address trends in market practice and shareholder expectations;

◾	Review of our peer groups used for compensation benchmarking purposes for executives and directors;

◾	Independent review and assessment of the rigor of incentive compensation performance goals and the goal setting process, including:

◾	Evaluating historical and projected performance;

◾	Reviewing analyst estimates to understand external expectations;

◾	Analyzing historical and projected peer data; and

◾	Calculating the probability of achievement of targets to assess the competitiveness of goals;

◾	Analysis of competitive compensation practices for executives and directors within our peer groups;

◾	Review of the description of our executive compensation practices in our annual proxy statement and apprising the Compensation Committee of Farient’s recommendations and suggested changes;

◾	Review of share ownership guidelines;

◾	Review of all aspects of STIP and LTIP plan designs, including measures, weightings, leverage, and cash versus equity mix;

◾	Review of our current clawback policy and alignment with competitive practice;

◾	Review of CIC benefits to help ensure alignment with our compensation philosophy and competitive practice;

◾

Regularly informing the Compensation Committee of legislative and regulatory changes, market trends and current issues with respect to executive compensation, and educating members on our processes, plans and programs;

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◾	Preparation for and attendance at all Compensation Committee meetings, including executive sessions, if applicable and as needed; and

◾	Ad hoc analysis and research for the Compensation Committee as requested and when necessary.

The Compensation Committee considered representations from Farient that they were an independent consultant and that there were no conflicts of interest. The Compensation Committee assessed the independence of Farient, as required by SEC and NYSE rules and requirements. The Compensation Committee also considered and assessed relevant factors that could give rise to a potential conflict of interest with respect to Farient and their work. Based on this review, the Compensation Committee is not aware of any conflict of interest that has been raised by the work performed by Farient.

Benchmarking

The Compensation Committee uses competitive benchmarking data to evaluate compensation practices and develop compensation recommendations for each of the NEOs. The Company uses a combination of a utility peer group and a general industry peer group to determine an overall competitive total rewards package. Employee and executive compensation, executive benefits and perquisites, broad-based benefits (retirement benefits, death benefits, long-term disability and health care) and director compensation are all benchmarked against the same peer groups. The Compensation Committee uses competitive “blended” market data (in other words, the average of the revenue-regressed 50th percentile of our utility peer group and general industry peer group, referred to as the “Blended Median”) to set compensation levels, to assist in determining any adjustments and to assess the competitiveness of base salary, short- and long-term target incentive opportunities and total target compensation. The Compensation Committee considers a range of 80% to 120% of the Blended Median for each component of pay to be competitive for any covered individual.

For 2021, the general industry peer group is comprised of companies that are both larger and smaller than FirstEnergy by revenue size. The median revenue of the utility and general industry peer groups are aligned with FirstEnergy’s revenue of approximately $11 billion in 2021. The 2021 peer groups were based on the following criteria:

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Due to merger and acquisition activity, Arconic Inc. was removed from the general industry peer group in 2020 and replaced with Howmet Aerospace, Inc. for 2021 benchmarking. As a result, the peer groups for 2021 included the following 23 utility peer companies and 32 general industry peer companies:

2021 Utility Peer Group

AES CORPORATION AMEREN CORPORATION AMERICAN ELECTRIC POWER CO INC CENTERPOINT ENERGY INC CMS ENERGY CORP CONSOLIDATED EDISON, INC DOMINION RESOURCES, INC DTE ENERGY COMPANY	DUKE ENERGY CORPORATION EDISON INTERNATIONAL ENTERGY CORPORATION EVERSOURCE ENERGY EXELON CORPORATION NEXTERA ENERGY, INC NISOURCE INC NRG ENERGY, INC	PG&E CORPORATION PPL CORPORATION PUBLIC SERVICE ENTERPRISE GROUP SEMPRA ENERGY SOUTHERN COMPANY WEC ENERGY GROUP XCEL ENERGY INC

2021 General Industry Peer Group

AIR PRODUCTS & CHEMICALS INC

ALCOA CORPORATION

AUTOMATIC DATA PROCESSING INC

BALL CORPORATION

BORGWARNER INC

CAMPBELL SOUP COMPANY

CONAGRA BRANDS, INC

EASTMAN CHEMICAL COMPANY

EATON CORPORATION

FORTUNE BRANDS HOME & SECURITY, INC

HANESBRANDS, INC

HARLEY-DAVIDSON, INC

HONEYWELL INTERNATIONAL INC

HORMEL FOODS CORPORATION

HOWMET AEROSPACE, INC

KELLOGG COMPANY

L 3 HARRIS TECHNOLOGIES, INC

MASCO CORPORATION

ONEOK INC

PARKER HANNIFIN CORP

PPG INDUSTRIES INC

PVH CORP

ROCKWELL AUTOMATION, INC

STANLEY BLACK & DECKER, INC

TEXTRON INC

THE CLOROX COMPANY

THE ESTEE LAUDER COMPANIES INC

THE GOODYEAR TIRE & RUBBER CO

THE HERSHEY COMPANY

THE PROGRESSIVE CORPORATION

THE SHERWIN WILLIAMS COMPANY

V.F.CORPORATION

In December 2020, at the Compensation Committee’s request, Farient collected benchmark compensation data for our peer companies based on Willis Towers Watson executive surveys and AonHewitt’s Total Compensation Measurement database, and determined that our executives’ total direct compensation, in the aggregate, continues to be positioned at approximately the 50th percentile of the market. The total compensation for our NEOs (excluding Mr. Strah since he was promoted into the CEO role in March 2021 and Mr. Somerhalder due to the transitional nature of his role), in the aggregate, was approximately 99% of the Blended Median, which is within the established competitive range of 80% to 120%.

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Components of Total Direct Compensation Programs

Key Elements of 2021 NEO Compensation

The key elements of our NEO compensation program to attract, retain and motivate key executive leaders are described below:

Element	Description	Key Characteristics and Considerations

Base Salary	FIXED CASH Bi-weekly, fixed cash compensation designed to reward past performance and motivate strong performance in the future

◾  The Compensation Committee uses the Blended Median to set base salary levels and assist in determining any adjustments

◾  Other factors including individual experience, performance, impact by role, and recent compensation adjustments for the NEO are also considered

◾  The Compensation Committee, CEO and Board annually review each NEO’s base salary (excluding Mr. Somerhalder’s base salary due to the transitional nature of his role)

Short-Term Incentive Program (STIP)

VARIABLE CASH

COMPENSATION

Designed to Reward

the Achievement of

near-term corporate

and business
unit objectives
based on financial,
operational, safety

and D&I performance

measures, including ESG-related goals

◾  The Compensation Committee uses the Blended Median to set target opportunity levels

◾  Completely at-risk compensation and 100% performance-based

◾  Payouts may range from 0% to 200% of target opportunity levels

◾  For 2021, the STIP goals included:

–  Financial: Operating Earnings and business unit financial performance, and Company cash flow performance

–  Operational: Includes a mix of customer, reliability and environmental operating metrics

–  Safety: Includes Life Changing Events (“LCEs”) and Days Away/Restricted or Job Transfer Rate (“DART Rate”)

–  D&I: Includes metrics for diverse succession planning, diverse hiring, and percentage of “agree” and “strongly agree” responses on the employee survey inclusion index

–  Ethics and Compliance Modifier: Serves as a negative modifier at the individual level, with downward adjustments only, that can range from 0% to 100%

◾  A threshold financial performance hurdle must be reached based on Operating Earnings (as defined below on page 79)

◾  Weighted 60%-70% for corporate financial performance and 30%-40% for operational performance, including safety and D&I

Long-Term Incentive Program (LTIP)(1)	VARIABLE EQUITY COMPENSATION Designed to reward the achievement of longer-term goals and drive shareholder value and growth

◾  The Compensation Committee uses the Blended Median to set target opportunity levels

◾  Completely at-risk compensation and 100% performance-based

◾  Comprised entirely of performance-adjusted RSUs with 2/3 of the earned award payable in stock and 1/3 of the earned award settled in cash

◾  The 2021-2023 cycle of the LTIP will vest, if at all, after a three-year performance period based on the achievement of two equally-weighted financial KPIs measured over the performance period:

–  Operating EPS Growth (cumulative)

–  Average Capital Effectiveness

–RTSR modifier may increase or decrease payout up to 25% based on performance against companies within the S&P 500 Utility Index

– Includes a payout cap (100% target) if absolute TSR is negative over the three-year performance period

◾  Payouts may range from 0% to 200% of target opportunity levels

(1) Mr. Somerhalder does not participate in the LTIP. For more details see the next page as well as the “Performance-based and Time-based Equity Award for Mr. Somerhalder” section.

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Compensation Mix

We review our compensation philosophy, pay mix and pay vehicles for our NEOs annually to help ensure that they support our strategy and align with shareholder interests. The Compensation Committee sets NEO overall compensation levels consistent with the Blended Median but provides a greater portion of target pay in the form of performance-based LTIP awards compared to our peer groups. Under our compensation design, the percentage of pay that is based on performance increases as a NEO’s responsibilities increase. The charts below illustrate the pay mix as well as the variable pay mix based on each NEO’s final 2021 total target pay levels as described in the “2021 Target Compensation (Base Salary + Target Incentive Compensation)” section below. For the NEOs, the values shown are effective as of December 31, 2021. Mr. Somerhalder’s pay mix for 2021 is made up of approximately 19% for his base salary, 19% for his target STIP award, 31% for his performance-based RSUs and 31% for his time-based restricted stock. The charts below do not include Mr. Somerhalder due to the transitional nature of his role.

Determination of Compensation for 2021

Target Compensation (Base Salary + Target Incentive Compensation)

In December 2020, the Compensation Committee reviewed a competitive benchmarking analysis prepared by Farient. This report assessed each then-serving NEO’s compensation levels and mix against the Blended Median. In February 2021, the Committee decided, with input from the CEO and Farient, to approve increases in compensation for certain NEOs and other executive officers to continue to align with the Blended Median, in the aggregate.

For 2021, target opportunities continued to be set at or near the Blended Median of our peer groups. As of December 31, 2021, target compensation levels for the NEOs were as follows:

Executive	2021 Base Salary	2021 Target Opportunity STIP (% of Base Salary)	2021 Target Opportunity LTIP Awards (% of Base Salary)(4)	2021 Other Equity Opportunity (% of Base Salary)(4)	2021 Target Total Compensation

Steven E. Strah(1)	$1,100,000	115%	450%	N/ A	$7,315,000

K. Jon Taylor(2)	$725,000	85%	250%	N/ A	$3,153,750

Hyun Park	$650,000	75%	225%	N/ A	$2,600,000

John W. Somerhalder II	$750,000	100%	N/A	334%	$4,005,000

Samuel L. Belcher(3)	$700,000	75%	250%	N/ A	$2,975,000

(1) Reflects annualized base salary rate and target opportunity levels as a percent of base salary in effect following Mr. Strah’s promotion from Acting CEO to President and CEO in March 2021. Following his promotion to Acting CEO in October 2020, Mr. Strah received an increase from $800,000 to $950,000 in his annualized base salary rate and 90% to 100% in STIP target opportunity level, and his LTIP target opportunity level had remained at 275%.

(2) Reflects annualized base salary rate and target opportunity levels as a percent of base salary in effect following Mr. Taylor’s promotion from SVP and CFO to SVP, CFO and Strategy in August 2021. In February 2021, while Mr. Taylor served as SVP and CFO, he received an increase from $600,000 to $675,000 in base salary rate and increases from 75% to 85% in STIP target opportunity level and 225% to 250% in LTIP target opportunity.

(3) Reflects annualized base salary rates and target opportunity levels as a percent of base salary in effect following increases in February 2021. Prior to Mr. Belcher’s increase, the annual base salary rate was $650,000 and STIP and LTIP target opportunity levels were 75% and 235%, respectively.

(4) For each of the NEOs other than Mr. Somerhalder, all LTIP awards, if earned, are paid 1/3 in cash and 2/3 in stock. Equity awards granted to Mr. Somerhalder in 2021 are described below in the “Performance-based and Time-based Equity Award for Mr. Somerhalder” section.

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The maximum payout under both the STIP and LTIP is 200% of an individual’s target opportunity. However, unlike market practices, the LTIP is 100% performance-based and does not contain any time-based components. The NEOs may earn nothing, or may receive payments that are below their target opportunities for the incentive awards if the Company falls short of its pre-established goals, or may earn above their target opportunities if the Company performs above its pre-established goals. Except in limited circumstances as described in the plan documents, the Compensation Committee may use discretion to make adjustments to awards.

Incentive Compensation Programs

Shareholders previously approved the 2015 Incentive Compensation Plan, and in May 2020, shareholders approved the new 2020 Incentive Compensation Plan (together, the “Incentive Compensation Plans”). The purpose of the Incentive Compensation Plans is to promote the success of FirstEnergy by permitting the grant of incentives to certain employees that link their personal interests to both short-term performance on key metrics and the long-term financial success of your Company to increase shareholder value, providing for various types of awards including equity and equity-based awards and cash-based awards. At the core of our incentive compensation philosophy, integrity is the foundation and reflects our collective commitment to ensuring that we conduct business ethically with honesty, humility and accountability.

As outlined above in the “Role of our Compensation Committee, Management and Compensation Consultant” section, the Compensation Committee, with support from Farient, conducted its annual goal rigor analysis to establish the goal ranges for the 2021 STIP and LTIP awards. In setting the goals, the Compensation Committee considers prior year results, company performance, investor expectations, and strategic accomplishments for the year and over the long-term, on both a relative and absolute basis. The Compensation Committee expects goals that are realistic but challenging and that drive differentiating performance year-over-year.

STIP

The STIP provides annual cash awards to executives whose contributions support the achievement of your Company’s identified financial and operational KPI goals, which are linked to the Company’s business strategy and corporate objectives, including ESG-related goals. The Compensation Committee annually reviews the goals and targets with a focus on setting challenging but realistic targets that are intended to align with shareholder value.

The Compensation Committee annually establishes the KPIs under the STIP that must be satisfied for a NEO to receive an award for such performance period and recommends that the Board approve the relative weightings for each KPI with respect to each participating NEO. The Compensation Committee recommended, and the Board approved, the following design elements for the 2021 STIP:

◾	Maintained the stretch (maximum) payout opportunity level at 200% of target to remain consistent with market practices and align the incentive program with that of your Company’s peers;

◾	Preserved focus on an Operating Earnings KPI, as distinguished from the LTIP KPI (which is Operating EPS);

◾	Added a new financial KPI centered around your Company’s cash flow while eliminating Operations and Maintenance (“O&M”) as a standalone metric:

○

Cash Flow KPI (Cash from Operations less Capital Expenditures) is intended to drive additional organizational focus on the cash generated from our business as well as optimize working capital and reinforce the importance of conserving and managing cash; and

○	O&M continues to be an important measure of our financial discipline, and impacts the Cash Flow KPI;

◾	Maintained weighting of safety metrics at 15% in the STIP to promote our core value of safety:

○

Maintained the weightings of DART Rate and LCEs at 7.5% in 2021. Weightings were increased from 5% to 7.5% in 2020 while eliminating Occupational Safety and Health Administration (“OSHA”) Recordable Incidents as a compensable metric.

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◾	Maintained weighting of D&I KPI goals at 15%:

○	The Compensation Committee increased the weighting from 10% to 15% in 2019; and

○	For 2021, added racially/ethnically diverse performance gates for the succession planning and diverse hiring components of the D&I Index to help ensure continued progress in these two areas; and

◾

Continued the use of a financial performance threshold for the STIP, requiring that financial performance as measured by Operating Earnings is met before operational performance is rewarded. For 2021, achieving the Operating Earnings threshold of $1,306 million, including the cost of the STIP payments, was required before a payout could be made.

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KPIs and Weightings for STIP

The Compensation Committee reviewed, and the Board approved, the STIP performance metrics and weightings for each of the NEOs in February 2021. For 2021, the NEOs had the following metrics and weightings.

KPI Measures	Rationale	CEO & Vice Chair	All Other NEOs

Financial

Operating Earnings	◾ Drives shareholder value while providing greater focus on driving the Regulated Distribution and Regulated Transmission businesses ◾ Increases in Operating Earnings indicate growth and efficiency of the business ◾ Provides a consistent and comparable measure of performance to help shareholders understand performance trends	40%	35%

Cash from Operations less Capital Expenditures	◾ Drives organizational focus on cash flow while optimizing working capital and managing capital expenditures	30%	25%

Operational

Operations Index	◾ Based on five key operating metrics equally weighted ◾ Focused on customer service, reliability and environmental metrics that drive the Company’s long-term success	N/A	10%

Safety

Systemwide DART Systemwide LCEs

◾  Measured for the Company and each business unit

◾  Based on two key metrics that are equally weighted: systemwide LCEs and DART Rate

◾  Safety metrics include LCEs and DART Rate to consider severity of injuries and drive better conversations with employees

◾  Fatality Reduction Rule applies – in the event of a fatality of any employee, other than certain no-fault fatalities, there will be no payout on the Safety KPI as part of the STIP

◾  Infectious Disease Reduction Rule applies – in the event of secondary workplace exposure to COVID-19 infection, there will be no impact to the payout on the Safety KPI as part of the STIP

		15%

Diversity & Inclusion

Diversity and Inclusion Index	◾ Integral part of a successful revenue generating business and innovation ◾ Based on three key metrics that are equally weighted ◾ Measures diverse succession planning, diverse hiring, and percentage of “agree” and “strongly agree” responses on the employee survey inclusion index ◾ Racially and ethnically diverse performance gates that must be achieved to trigger payout of diverse succession planning and diverse hiring metrics.	15%

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Threshold, target, and stretch levels are established for the KPIs based on Operating Earnings, cash flow, and achieving continuous improvement in safety and operational performance. Management and the Compensation Committee strive to set challenging and achievable goals and establish all threshold, target and stretch STIP goals at equal or more rigorous levels compared to the prior year, whenever possible. In 2021, the threshold, target, and stretch levels under the STIP for the NEOs were (dollars in millions):

2021 STIP Goal Ranges(1)

2021 KPI Measures	Threshold	Target	Stretch

Financial

Operating Earnings	$1,306	$1,360	$1,436

Cash Flow (Cash From Operations Less Capital Expenditures)	$(260)	$(160)	$40

Operational

Operations Index	2.50	5.00	7.50

Safety

Systemwide LCE	2	1	0

Systemwide DART Rate	0.67	0.36	0.22

Diversity and Inclusion

Diversity and Inclusion Index	1.50	3.00	4.50

(1) Interpolated for performance between discrete points. Refer to page 70 for details regarding 2021 payouts.

LTIP (other than Mr. Somerhalder)

The 2021 LTIP design remained relatively unchanged from 2020, continuing to include financial goals including a cumulative three-year performance period for measuring goals, and a relative shareholder performance measure. See the chart below on page 69, which identifies the KPI measures under the 2021 LTIP for more information. For information on Mr. Somerhalder’s long-term incentive compensation, see the “Performance-based and Time-Based Equity Award for Mr. Somerhalder” section below.

The LTIP is comprised entirely of performance-adjusted RSUs with 2/3 of the earned award payable in Company stock and 1/3 of the earned award payable in cash. Both the stock-settled and cash-settled portions of the performance-adjusted RSU awards have a minimum payout of 0% and a maximum payout of 200% based on a formulaic structure where actual performance results are evaluated against the threshold, target and stretch performance goals over a three-year performance period. Performance results are interpolated on a straight-line basis between the minimum payout and maximum payout. The RTSR modifier is applied to the formulaic result for the payout percentage to determine the final payout amount, up to a total award maximum of 200%. For the 2021-2023 cycle, the threshold payout, if earned, will decrease from 50% to 25% of target which is consistent with market practices and more closely aligns with the performance required by our peers. For this cycle, the RTSR modifier will adjust final LTIP payouts by up to plus or minus 25%, based on the performance of our stock compared to our peers in the S&P 500 Utility Index between the 25th and 85th percentiles. The 85th percentile is a higher hurdle to achieve than the level applicable in previous cycles (which was the 75th percentile) and also more closely aligns with the performance required by our peers, and is more advantageous to shareholders.

The Compensation Committee recommended, and the Board approved the LTIP grants for the NEOs (other than Mr. Somerhalder) at the Board’s meeting on March 17, 2021. For 2021, the grant date for performance-adjusted RSUs for both the stock-settled and cash-settled portions of the awards was March 17, 2021. We use the target LTIP award by individual divided by the average of the high and low prices of our common stock as of the date of grant to determine the number of units comprising each participating NEO’s award of performance-adjusted RSUs. Any equity grants awarded or vesting near an earnings announcement or other market event are coincidental.

The “Grants of Plan-Based Awards in Fiscal Year 2021” table provides the target number of performance-adjusted RSUs granted to each NEO in 2021 based on the percentage of base salary as described earlier in the CD&A. Additional details regarding the 2021-2023 LTIP grants are provided in the narrative following the “Grants of Plan-Based Awards in Fiscal Year 2021” table.

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The 2021 LTIP uses two performance measures, weighted equally: Cumulative Operating EPS and Average Capital Effectiveness. These performance measures support continued financial improvement and increase focus on earnings across the Company’s Regulated Distribution and Regulated Transmission businesses. This creates a direct line of sight for executives to balance the value of our investments with the earnings they produce and drives shareholder value. In addition, Average Capital Effectiveness measures the financial effectiveness of investment in operational assets over the performance period. A high ratio indicates the business generates larger returns on its investment in operational assets and vice versa. The KPIs used for performance-adjusted RSUs under the LTIP in 2021 were based on:

KPI Measures	Rationale

Cumulative Operating EPS	A non-GAAP measure of the financial performance of business units’ contribution to Operating Earnings growth over the 2021-2023 cycle.

Average Capital Effectiveness	A non-GAAP measure of the financial return effectiveness on our capital investment in operational assets of the business units over the 2021-2023 cycle.

The performance goals for the 2021-2023 performance period are based on:

2021 LTIP Goal Ranges

2021 Financial KPIs	Threshold	Target	Stretch

Cumulative Operating EPS	$7.24	$7.85	$8.32

Average Capital Effectiveness	3.81%	4.13%	4.38%

The RTSR modifier is calculated over the three-year performance period as compared against the S&P 500 Utility Index. The modifier operates as follows:

◾	Plus 25%, up to the maximum of 200%, will be earned if RTSR performance at the eighty-fifth (85th) or above percentile is achieved;

◾	Minus 25%, if lower quartile (25th percentile and below) RTSR performance is achieved; and

◾	Between the 25th and 85th RTSR performance, using a straight-line interpolation to determine the modifier percentage between -25% and +25%.

If the Company’s absolute TSR is negative for the three-year cumulative performance period of 2021-2023, the LTIP awards will be capped at a target opportunity level of payout (100%).

Performance-based and Time-based Equity Award for Mr. Somerhalder

In his role as Vice Chair and Executive Director, Mr. Somerhalder has helped to lead efforts to rebuild trust with FirstEnergy’s external stakeholders as well as support FirstEnergy leadership’s efforts to achieve its priorities and strengthen the company’s governance and compliance functions. On February 17, 2021, in order to attract and retain Mr. Somerhalder, the Compensation Committee recommended, and the Board approved as part of Mr. Somerhalder’s compensation package, an equity award which was divided evenly between the following:

◾	Time-based restricted stock with a grant date value of approximately $1,252,500 (167% of 2021 base salary); and

◾	Performance-based RSUs with a target value of approximately $1,252,500 (167% of 2021 base salary) with the ability to pay out from 0% to 200% of target based on actual performance.

Mr. Somerhalder’s time-based restricted stock was granted effective March 1, 2021, and will vest upon completion of his executive service, and the restrictions on the award will continue to apply for one year beginning on the vesting date and ending on the first anniversary of the vesting date (i.e., one year holding requirement). Your Board believed that it was important to align Mr. Somerhalder’s performance goals with that of other executives at the Company. Accordingly, on July 20, 2021, at the recommendation of the Compensation Committee, the Board approved the same performance measures for Mr. Somerhalder’s performance-based RSUs that are included in the 2021-2023 cycle of the 2021 LTIP as detailed above. Mr. Somerhalder will vest

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in the performance-based RSUs upon the completion of his executive service and, if earned, the award will be paid out at the end of the performance period (December 31, 2023), based on the achievement of actual performance results. Given the transitional nature of his role, Mr. Somerhalder is not expected to receive annual LTIP awards during his executive service to FirstEnergy.

Incentive Compensation Payouts for 2021

STIP Payout

In February 2022, based on actual 2021 KPI results, the Compensation Committee recommended, and the independent members of the Board approved, the following 2021 short-term incentive KPI results for our NEOs (dollars in millions):

2021 STIP Results

2021 KPI Measures	Threshold	Target	Stretch	Actual Results	Payout Results

Financial

Operating Earnings	$1,306	$1,360	$1,436	$1,438	Meets Stretch

Cash Flow (Cash From Operations Less Capital Expenditures)	$(260)	$(160)	$40	$232	Meets Stretch

Operational

Operations Index	2.50	5.00	7.50	4.27	Between Threshold and Target

Safety

Systemwide LCE	2	1	0	0	Meets Stretch

Systemwide DART Rate	0.67	0.36	0.22	0.56	Between Threshold and Target

Diversity and Inclusion

Diversity and Inclusion Index	1.50	3.00	4.50	0.68	Below Threshold

In February 2022, based on actual 2021 KPI results, the Compensation Committee recommended, and the independent members of the Board approved or ratified, the following 2021 short-term incentive award payouts for our NEOs:

Executive	2021 Base Salary	2021 STIP Award - Actual Payout ($)	Actual Payout as a % of STIP Target Opportunity	Actual Payout as a % of Base Salary(1)
Steven E. Strah	$1,100,000	$1,977,256	160%	180%
K. Jon Taylor	$725,000	$915,874	149%	126%
Hyun Park	$650,000	$704,676	149%	111%
John W. Somerhalder II	$750,000	$1,006,534	160%	160%
Samuel L. Belcher	$700,000	$780,258	149%	111%

(1) Actual payout as a percentage of base salary for Mr. Park and Mr. Somerhalder is calculated using a prorated 2021 base salary based on their dates of hire.

LTIP Payouts (for NEOs other than Mr. Somerhalder)

The LTIP for the 2019-2021 cycle used a similar design as the 2020-2022 and 2021-2023 cycles (see “Outstanding Award Cycles (2020-2022 and 2021-2023)” below). Beginning with the 2018-2020 LTIP cycle, the Committee approved an incentive structure that measures actual performance against threshold, target and stretch goals based on 3-year cumulative and average goals over the performance period.

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The 2019-2021 LTIP was comprised of the following two performance measures, weighted equally: Cumulative Operating EPS and Average Capital Effectiveness.

Additionally, FirstEnergy’s three-year annualized RTSR ranked at the 27th percentile relative to the S&P 500 Utility Index during the 2019-2021 performance cycle, which triggered the RTSR modifier and resulted in an interpolated result that reduced the final LTIP payout by 23% for all award participants. Based on the average of Company stock prices for December 2021, the average stock price with reinvested dividends of $44.84 was greater than the average stock price in December 2018 of $38.14 needed to pay the 2019-2021 LTIP cycle as earned (capped at 200%). As a result, the absolute TSR modifier did not apply to reduce the 2019-2021 cycle payout.

Below is a summary of the results for the 2019-2021 cumulative performance period:

2019-2021 LTIP Results
KPI Measures	Threshold	Target	Stretch	Actual Results	Payout Results
Cumulative Operating EPS	$6.88	$7.44	$8.10	$7.74	Between Target and Stretch
Average Capital Effectiveness	3.83%	4.15%	4.52%	4.35%	Between Target and Stretch

Based on the results of the two performance measures and the RTSR modifier for the 2019-2021 cycle described above, the independent members of the Board approved the payout at 127% of target payout opportunity, plus dividend equivalents, for our participating NEOs. Upon his hire in January 2021, Mr. Park was granted prorated stock-based performance-adjusted RSUs based on annual salary and total LTIP target opportunity and a proration factor of one-third for the 2019-2021 LTIP cycle. In March 2022, the performance-adjusted RSUs granted in 2019 were paid in shares of our common stock and cash respectively as follows: Mr. Strah: 35,967 shares and $742,784; Mr. Taylor: 10,659 shares and $221,517; Mr. Park: 14,385 shares and n/a for cash-based RSUs; and Mr. Belcher: 30,744 shares and $643,453.

Award Vesting for Mr. Taylor

On March 5, 2018, Mr. Taylor was awarded a restricted stock award and a cash retention award under the FirstEnergy Corp. 2015 Incentive Compensation Plan upon his promotion to President, Ohio Operations to retain him during the assignment and to support the CFO succession plan. These awards vested 100% on April 1, 2021, with respect to 8,708 shares (rounded) at a value of $299,106 for the restricted stock award and $750,000 for the cash retention award.

Outstanding Award Cycles (2020-2022 and 2021-2023)

Participating NEOs were granted the following number of target RSUs in 2020 and 2021 for each three-year LTIP cycle, respectively. Cash-settled RSUs have been rounded for illustration. Although dividend equivalents accrue and are reinvested throughout the performance period, subject to the same restrictions and performance conditions of the underlying awards, they are excluded in the table below.

Number of Performance-Based RSUs Granted At Target

Executive	Number of Cash-Settled RSUs granted for the 2020-2022 Cycle	Number of Stock-Settled RSUs granted for the 2020-2022 Cycle	Total RSUs granted for the 2020-2022 Cycle	Number of Cash-Settled RSUs granted for the 2021-2023 Cycle	Number of Stock-Based RSUs granted for the 2021-2023 Cycle	Total RSUs granted for the 2021-2023 Cycle
Steven E. Strah	12,466	24,781	37,247	46,342	92,684	139,026
K. Jon Taylor	5,291	10,673	15,964	15,735	31,660	47,395
Hyun Park	—	21,524	21,524	13,692	27,384	41,076
John W. Somerhalder II	—	—	—	—	33,210	33,210
Samuel L. Belcher	11,419	22,985	34,404	16,318	32,833	49,151

The values shown for Mr. Park are based on the prorated number of RSUs granted for each LTIP cycle. Upon his hire in January 2021, Mr. Park was granted prorated LTIP awards based on annual salary and total LTIP target opportunity and based on a proration factor of one-third for the 2019-2021 LTIP cycle and two-thirds for the 2020-2022 LTIP cycle. Equity awards granted to

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Mr. Somerhalder following his hire are described above under “Performance-based and Time-based Equity Award for Mr. Somerhalder”. Given that the 2020-2022 and 2021-2023 cycles of performance-adjusted RSUs are based on three-year cumulative metrics, the performance and actual payout is unknown at this time.

Realized Compensation

We provide this alternative view of compensation paid to the NEOs as a supplement to, but not as a substitute for, the Summary Compensation Table (“SCT”) because this realized compensation table below illustrates the way our Compensation Committee views the actual compensation earned or received by our NEOs in 2021 under the STIP, and the 2019-2021 cycle of the LTIP.

The table below summarizes realized compensation in 2021 for our NEOs:

Executive	2021 Earned Salary	2021 STIP (Paid in 2022)	Performance- Adjusted RSUs (Earned in three- year period ended in 2021, Paid in 2022)	Restricted Stock Award (Vested in 2021)(1)	Cash Retention Award (Vested in 2021)(2)	Total 2021 Realized Compensation
Steven E. Strah	$1,076,236	$1,977,256	$2,237,932	N/A	N/A	$5,291,424
K. Jon Taylor	$686,209	$915,874	$664,612	$299,106	$750,000	$3,315,801
Hyun Park	$635,714	$704,676	$597,984	N/A	N/A	$1,938,374
John W. Somerhalder II	$632,555	$1,006,534	N/A	N/A	N/A	$1,639,089
Samuel L. Belcher	$694,148	$780,258	$1,921,481	N/A	N/A	$3,395,887

(1) Reflects the value of Mr. Taylor’s restricted stock award; 100% of the award vested on April 1, 2021, as discussed on page 71.

(2) Reflects the value of Mr. Taylor’s cash retention award; 100% of the award vested on April 1, 2021, as discussed on page 71.

2022 Incentive Plan Design and NEO Compensation

Following substantial changes to our short-term and long-term incentive compensation programs in 2018 as well as strong Say-on-Pay results, the Company has maintained the same general structure and design, with a few key modifications, for both of our incentive compensation programs through 2021, for the NEOs listed below. The 2022 design and goals of our short-term incentive compensation program has a relatively similar structure to that of prior years with a few key modifications. In February 2022, your Board approved a new operational focus on customer experience goal called the Engaged Customer Relationship Score (“ECR Score”). ECR Score replaces First Call Resolution as a metric within the Operations Index for 2022 and measures overall customer experience through surveys conducted to assess residential customers’ perceptions of brand trust, service satisfaction and product experience. An additional adjustment for the 2022 STIP consists of revisions to the DEI Index. Since its inclusion as a KPI in 2018, the DEI Index continues to be comprised of key metrics that measure diverse succession planning, diverse hiring, and scoring through the DEI employee survey. For 2022, the DEI Index continues to evolve to drive accelerated improvement in meeting our workforce aspirations and advancement for diverse groups while we remain committed to maintaining an intentional focus on building a more inclusive culture. Our definition of diverse includes females, historically underrepresented racially and ethnically diverse groups, individuals who identify as LBGTQ+ and/or people with disabilities, and has recently been expanded to include individuals with military service. Also new for 2022, the succession planning component of our DEI Index has been updated to measure the percentage of companywide manager-and-above succession plans that have one or more diverse candidates who are ready to fill the position within two years. Consistent with 2021, this metric will also include a performance gate for improving the percentage of succession plans that include one or more racially and ethnically diverse successors.

The LTIP will maintain Cumulative Operating EPS for the 2022-2024 cycle and increase the weighting from 50% to 65%. Average Capital Effectiveness and the Relative TSR modifier will be eliminated and replaced with a standalone Relative TSR metric, weighted at 35%. Relative TSR will be measured against the S&P 500 Utility Index. Threshold performance begins if our performance is at the 25th percentile, while stretch performance, with a maximum payout of 200%, begins at the 85th percentile. This change in design, which puts more emphasis on Relative TSR, more closely aligns with the interests of our shareholders and is similar to metrics used by our utility peer companies. Consistent with the 2021-2023 cycle, the threshold payout for the 2022-2024 LTIP will be at 25% of target, with the maximum payout remaining at 200%. Payout will continue to be capped at 100% of target if our Absolute TSR is negative over the three-year performance period.

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For 2022, target opportunities continue to be set at or near the Blended Median of our peer groups. The 2022 target compensation levels for the NEOs are as follows:

Executive	2022 Base Salary Rate	2022 STIP (as a % of Base Salary)	2022 LTIP (as a % of Base Salary)
Steven E. Strah	$1,250,000	125%	525%
K. Jon Taylor	$785,000	85%	250%
Hyun Park	$700,000	75%	225%
John W. Somerhalder II	$750,000	100%	N/A
Samuel L. Belcher	$750,000	75%	250%

Other Compensation Policies and Practices

Retirement Benefits

We offer retirement benefits to our NEOs through our qualified plan, the FirstEnergy Corp. Master Pension Plan, and our nonqualified supplemental plans, the FirstEnergy Corp. Amended and Restated Executive Deferred Compensation Plan (“EDCP”) and the FirstEnergy Corp. Cash Balance Pension Restoration Plan (“Cash Balance Restoration Plan”). The qualified plan benefit historically has been based on earnings, length of service, and age at retirement and is considered a defined benefit plan under the Internal Revenue Code (“IRC”). For employees hired or rehired on or after January 1, 2014, the qualified plan benefit uses a cash-balance formula based on age and service. The qualified plan benefit is subject to applicable federal and plan limits. The EDCP and Cash Balance Restoration Plan are designed to provide a benefit to executives that is competitive and comparable to that for our general employee population.

In recognition of Mr. Park’s extensive legal expertise, first-hand experience dealing with crisis situations, utility industry knowledge, and compliance focus, as well as to incentivize him to join the Company and to encourage retention, Mr. Park will be provided an additional credit of $275,000 into the Cash Balance Restoration Plan after five years of continuous employment. Pursuant to an arrangement upon his hire, Mr. Belcher is eligible to receive five additional years of credited service for purposes of calculating the nonqualified supplemental pension benefit. For more information, refer to the “Pension Benefits as of December 31, 2021” table on page 87. Retirement benefits for the NEOs are further discussed in the narrative section following the Pension Benefits table later in this proxy statement.

EDCP (Elective Deferrals)

NEOs may elect to defer a portion of their compensation into the EDCP. They may defer from 1% to 50% of base salary to a cash retirement account; from 1% to 85% of STIP awards to either a cash or stock account; and from 1% to 85% of LTIP awards to a stock account. Due to the transitional nature of his role, Mr. Somerhalder was eligible to participate in the EDCP and make elective deferrals from 1% to 50% of base salary to a cash retirement account and from 1% to 85% of STIP awards to either a cash or stock account. The EDCP offers executives the opportunity to accumulate assets denominated both in cash and in Company common stock, on a tax-favored basis. Beginning in 2017, any deferral elections to a cash or stock account made by a participant will ultimately be paid only in cash based upon the participant’s distribution elections.

Earnings on deferrals in the EDCP stock accounts of NEOs track FirstEnergy shares. Earnings on deferrals into the cash retirement accounts of NEOs were credited at the Moody’s Corporate Long-term Bond Yield Index rate plus 3% for funds deferred prior to 2013 and the Moody’s Corporate Long-term Bond Yield Index rate plus 1% for funds deferred in 2013 and later. Any above-market earnings for 2021 are included in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the SCT.

Personal Benefits and Perquisites

The Company does not provide excessive perquisites to our NEOs.

In 2021, our NEOs could use corporate aircraft for limited personal use. With CEO approval, other executives, including the NEOs, may from time to time use corporate aircraft for personal travel, which may include family travel. We have a written policy that sets forth guidelines regarding the personal use of corporate aircraft by executive officers and other employees in accordance with the

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IRS regulations and customary compensation practices. FirstEnergy’s executive relocation program provides reimbursement or payment for relocation-related expenses, including travel, temporary living expenses, new home closing costs, home sale assistance, and gross-up on certain relocation benefits for estimated federal, state and FICA taxes on expenses which are not tax deductible.

The Compensation Committee believes the foregoing perquisites are reasonable, competitive, and consistent with our overall compensation philosophy.

Severance Benefits Upon an Involuntary Separation

In the event of an involuntary separation without cause, the CEO’s severance benefits, if any, are to be determined by the Compensation Committee, in its discretion, and approved by the independent members of the Board. All other NEOs are covered in the event of an involuntary separation under the FirstEnergy Corp. Amended and Restated Executive Severance Benefits Plan (the “Severance Plan”). Upon Mr. Strah’s appointment to CEO in March 2021, he is no longer eligible to be covered under the Severance Plan in the event of an involuntary separation without cause.

The Severance Plan provides severance benefits to executives who are involuntarily separated due to the sale or closing of a facility, merger, acquisition, corporate restructuring, reduction in the workforce or job elimination. Benefits under the Severance Plan are also offered if an executive rejects a job assignment that would result in the occurrence of any one or more of the following events: (1) a 15% or greater reduction in the executive’s then current base salary; (2) a requirement that the executive make a 50-mile or greater relocation from his or her current residence for reasons related to the new job; or (3) a requirement that the executive make a 50-mile or greater change in his or her daily commute from their residence to a new reporting location.

The Severance Plan provides for three weeks of base salary for each full year of service with a minimum benefit of 52 weeks of base salary and a maximum benefit of 104 weeks of base salary. Additionally, executives who elect continuation of health care for the severance period will be provided this benefit at active employee rates, not to exceed 18 months. Executives must pay taxes on any continuation of health care value in excess of what employees with the same level of service would receive under the FirstEnergy Employee Severance Benefits Plan.

CIC Plan

The Compensation Committee believes that your Company’s Change in Control Severance Plan (“CIC Plan”) is aligned with the market practices of our peer groups and it is available to all NEOs. All of the NEOs participated in the CIC Plan in 2021. The initial term of the CIC Plan commenced on January 1, 2017. Annually, the Committee determines if any changes need to be recommended to the Board for approval. If no changes are needed, then the CIC Plan will automatically renew for an additional year. In December 2021, the Compensation Committee determined that no changes were needed and the term of the CIC Plan automatically extended to December 31, 2023 by its terms. All participating NEOs are eligible for the same level of benefits, which include:

◾	A two-times base salary plus target STIP award multiplier for cash severance;

◾	The annual STIP paid at target, prorated for the number of days worked in the year;

◾	If the LTIP is not replaced by a buyer, LTIP awards will be paid at target, prorated for the number of full months worked in the cycle;

◾	Outplacement services for one year following the CIC, capped at a value of $30,000; and

◾	Non-competition and non-disparagement obligations that protect the Company.

There are no excise tax “gross-up” provisions. Payments are “cut back” in the event that an excise tax would otherwise apply to the safe harbor amount minus one dollar, unless the participant would receive greater after-tax proceeds absent such cutback. In such a case, the participating NEOs will receive payment of all CIC benefits and will be responsible for paying any excise tax imposed on the payment.

Share Ownership Guidelines

We believe it is critical that the interests of executives, directors and shareholders are clearly aligned. Therefore, the Compensation Committee maintains share ownership guidelines to promote meaningful stock ownership by our executives, including our participating NEOs and directors. Your Company not only wants executives to meet their required share ownership levels in a timely manner, but also to build an ownership mentality and demonstrate commitment to aligning their interests with shareholders.

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These guidelines specify the value of Company shares that our participating executives must accumulate within five years of becoming an executive officer. Additionally, executives who are not on track to meet their required share ownership levels or have failed to achieve required share ownership levels within the five-year compliance period may be subject to the following consequences imposed at the discretion of the Compensation Committee, subject to approval by the Board:

◾	Reduce or eliminate the annual STIP award opportunity (as necessary) and consider replacement with a discretionary stock award; and/or

◾	Require executives to purchase sufficient shares to meet their required share ownership levels.

Each participating executive is required to retain all Company shares earned under equity grants or purchased or accumulated until the executive meets his or her share ownership guidelines. Additionally, executives are prohibited from selling shares held in excess of the share ownership guidelines without permission from the CEO. The specific share ownership guidelines are based on a multiple of an executive officer’s base salary, with the higher multiples applicable to the executives having the highest levels of responsibility.

The share ownership multiples for the NEOs in 2021 were as follows:

Executive	Share Ownership Multiple
Steven E. Strah	7X base salary
K. Jon Taylor	4X base salary
Hyun Park	3X base salary
John W. Somerhalder II(1)	N/A
Samuel L. Belcher	3X base salary

(1) Mr. Somerhalder is not subject to the Company’s share ownership guidelines for executives due to the transitional nature of his role. Refer to the “Director Compensation in Fiscal Year 2021” section for more information on ownership guidelines for directors.

To be consistent with an entirely performance-based long-term incentive plan design, unvested performance-adjusted RSUs are not counted as eligible shares for executives to meet their share ownership requirements. The following types of holdings will count toward the share ownership guidelines:

◾	Shares directly or jointly owned in certificate form or in a stock investment plan, including 60% of any unvested restricted stock;

◾	Shares owned through the FirstEnergy Corp. Savings Plan;

◾

Shares held individually or jointly by a broker, or, in certain circumstances, held in trust, or in an IRA, shares held by a spouse, or other beneficially owned shares, to the extent known by the Company; and

◾	Units deferred pursuant to the EDCP.

As of December 31, 2021, Messrs. Taylor and Belcher had met their share ownership requirements. Mr. Strah and Mr. Park have not yet met their share ownership requirements, but have until March 8, 2026, and January 11, 2026, respectively, to meet their share ownership requirements. Although the Compensation Committee established share ownership guidelines for executives, such equity ownership typically does not impact the establishment of compensation levels. The Compensation Committee does review previously granted awards, both vested and unvested, that are still outstanding on a regular basis.

Hedging Policies

As described more in this section, we prohibit our employees (including officers) and directors from engaging in hedging or monetizing transactions that would allow them to own Company securities without the full risks and rewards of ownership, including economic exposure to potential decreases in the market value of Company securities.

Your Company has adopted formal policies as part of its Insider Trading Policy regarding hedging practices. The following categories of “Covered Persons” are covered by our Insider Trading Policy:

◾	all of the Company’s independent directors;

◾	all officers (including NEOs) and employees of the Company and its affiliates and subsidiaries; and

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◾	any other persons that the Company determines should be covered, such as contractors, consultants and professional advisors who have access to material nonpublic information.

In addition to the Insider Trading Policy applying to Covered Persons, the following are also covered by our Insider Trading Policy:

◾	the portfolio manager and other individuals who can trade in (or make changes in investments in) Company Securities for the Covered Persons; and

◾

the Covered Persons’ Related Persons (except family members who do not reside with a Covered Person — unless such family member confers with the Covered Person when making investment decisions in Company Securities or is directed, influenced or controlled by the Covered Person with respect to transactions in Company Securities); and

◾	any entities that the Covered Persons influence or control.

For these purposes, we consider “Related Persons” of a Covered Person to be her family members and others who reside with her, and any family members who do not live with her but whose transactions in Company Securities are directed, influenced or controlled by her. In addition, “Company Securities” broadly includes all securities of the Company and of its direct and indirect subsidiaries, including but not limited to common stock, options, preferred stock, convertible debentures or other debt securities, and warrants (as well as derivative securities not issued by the Company or its subsidiaries, such as exchange-traded put or call options or swaps relating to any of the foregoing securities).

The Insider Trading Policy generally prohibits a Covered Person from engaging in certain transactions regarding Company Securities owned by her or that she beneficially owns, but the Insider Trading Policy does not apply to transactions in Company Securities where such transactions are not initiated by the Covered Person or approved by her, or are not subject to her influence or control (such as mutual fund transactions in Company Securities). More specifically, the prohibition on pledging, hedging or other monetization transactions for Covered Persons explicitly covers a number of possible transactions:

◾	Company directors and Company “officers” (under Exchange Act Rule 16a-1(f)) are prohibited from engaging in short-term opposite-way trading within a six-month period; and

◾

Covered Persons are prohibited from engaging in short sales, trading in market-based put and call options or other non-compensatory derivative securities, or engaging in specific hedging and monetization transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds.

In addition, under the Insider Trading Policy, certain “Designated Insiders” (Company directors, Company “Executive Officers” under Exchange Act Rule 3b-7, Company “officers” under Exchange Act Rule 16a-1(f), members of the Company’s executive council, members of its disclosure committee and certain other employees with regular access to financial information or otherwise as identified from time to time by the Company), are prohibited from holding Company Securities in a margin account, pledging Company Securities as collateral for a loan, or placing standing or limit orders on Company Securities that remain effective after the day on which they are placed (apart from Company-authorized Rule 10b5-1 trading plans). Other Covered Persons may place standing or limit orders on Company Securities that remain effective after the day on which they are placed, but only for short durations and in a manner that complies with Company restrictions and procedures set forth in the Insider Trading Policy (such as pre-clearance procedures).

Clawback Policy

Your Company has a clawback policy (its “Recoupment Policy”) that covers all current or former executive officers, Section 16 officers and other selected executives. In 2019, the Compensation Committee approved enhancements to the Recoupment Policy to continue the previously existing clawback provisions in the event of a financial restatement of the Company, and to include clawback provisions in the event of certain other detrimental activity, as defined in the Recoupment Policy, resulting in significant operational, financial or reputational harm to the Company as determined in good faith by the Compensation Committee. In the event that the Company is required to file a financial restatement due to material noncompliance with financial reporting requirements under U.S. securities laws, regardless of misconduct or contribution to the restatement requirement, the clawback policy allows for recoupment of incentive-based compensation granted, vested or accrued after January 1, 2014, and during the three-year period preceding the filing of the accounting restatement, to the extent such compensation received exceeded what would have been received based on the corrected data relating to the restatement. In the event of significant or material

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operational, financial or reputational harm resulting from an executive’s detrimental activity, the Compensation Committee may direct the Company to recoup from such executive incentive-based compensation granted, vested or accrued in an amount as reasonably determined by the Compensation Committee in good faith.

Risk Assessment of Compensation Programs

At the request of the Compensation Committee, management annually assesses the risks associated with our compensation policies, practices, and programs for employees. In its analysis, management specifically paid particular attention to those programs that allow for variable payouts where an employee may potentially be able to influence payout factors in those programs. The Compensation Committee reviewed management’s assessment and concurred with its conclusions. Based on this assessment, the Compensation Committee concluded that the risks associated with our compensation policies and practices are not reasonably likely to have a material adverse effect on your Company.

The Compensation Committee and management designed our compensation programs to align our executives’ interests with the long-term interests of our shareholders without encouraging excessive risk taking. In this regard, our compensation structure contains various features intended to mitigate excessive risk taking. These features include, among others:

◾	The compensation structure is designed to link an appropriate portion of compensation to the Company’s long-term performance;

◾	The periodic benchmarking of the compensation programs and overall compensation structure are used to evaluate the Company’s policies as compared to market practices;

◾	Annual incentive compensation is based on multiple, diversified, company-based performance metrics, and are consistent with our long-term strategy;

◾

Internal controls and standards of ethics and business conduct mitigate risk and support our compensation goals. We employ various auditing processes on a regular basis in an effort to assure compliance with these controls and standards; and

◾

The Compensation Committee, comprised entirely of independent directors, oversees your Company’s compensation policies and practices and is responsible for reviewing and recommending Board approval for executive compensation, annual incentive compensation programs applicable to senior management employees, and other compensation plans as appropriate.

Additionally, our Vice President, Chief Risk Officer participated in the discussion with senior management regarding the establishment of goals and their weightings and measurements for our short- and long-term incentive compensation programs and the 2021 performance results and provided his view to the Compensation Committee that:

◾	The measurement of 2021 performance results were conducted in accordance with prescribed methodologies and precluded any beneficiary from controlling the calculation;

◾	Proposed goals would not create inappropriate incentives or inadvertently encourage willingness to embrace risk exposures other than those we encounter in the normal course of our business;

◾	By avoiding individually based goals or goals applicable only to a small group of employees, the risk of encouraging inappropriate behavior is greatly mitigated; and

◾	There are adequate controls in place so that the beneficiary of any incentive payout cannot unilaterally control the measurement methodology.

For additional information regarding your Company’s risk management process and your Board’s role in risk oversight, see the related discussion in the “Corporate Governance and Board of Directors Information” section of this proxy statement.

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CD&A Glossary of Terms

Average Capital Effectiveness: Measures the financial effectiveness of investment in operational assets over time. Creates a direct line of sight for executives to balance the value of our investments with the earnings they produce and create value for shareholders. It is a ratio of Operating Earnings over Net Plant in Service (“NPIS”) plus Construction Work in Progress (“CWIP”). Operating Earnings are an important measure of profitability. The NPIS plus CWIP is the value of the assets being used to generate revenues and profits. A high ratio indicates the business generates larger returns on its investment in operational assets and vice versa.

Cash from Operations less Capital Expenditures: Cash from Operations less Capital Expenditures is calculated using aggregate operating earnings (a non-GAAP measure reported externally to the investment community), adjusted for non-cash items, changes in working capital and capital expenditures. Cash from Operations less Capital Expenditures explains the sources and uses of cash from ongoing regular business activities and investments.

Corporate/Other: The Corporate/Other business segment.

CWIP: Construction Work in Progress.

DART Rate: OSHA-recordable incidents that involve days away from work, days of restricted work activity, and/or days of job transfer in the period per 100 employees. DART cases are work-related injuries or illnesses that result in at least one day of lost time, transfer or restriction excluding the day of injury.

Detrimental Activity: Refers to an executive officer’s: (i) use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company or any of its subsidiaries; (ii) breach of any contract with or violation of any fiduciary obligation to the Company or any of its subsidiaries, that results in (or was reasonably likely to result in) significant operational, financial or reputational harm (generally meaning behaviors resulting in financial harm or reputational damage to the Company or any of its subsidiaries) to the Company or any of its subsidiaries, such breach or violation may include, but is not limited to, engagement in any unethical conduct, fraud, dishonesty, violations of Company policy or the law, recklessness, gross negligence, failure to act, or other misconduct including but not limited to sexual harassment or misconduct, data security violations, or criminal activities; or (iii) engagement in conduct described in (ii) above that, even absent a breach of contract or violation of any fiduciary duty, is (or was reasonably likely to be) materially detrimental to the Company or any of its subsidiaries; in each case as determined by the Compensation Committee reasonably and in good faith.

Diversity and Inclusion Index: Measures diverse succession planning, diverse hiring, and percentage of “Agree” and “Strongly Agree” responses on the D&I employee survey inclusion index items. Measures earn points based on the level of performance; all components within the index are weighted equally. For the purposes of this KPI, “diverse” is defined as female, historically under-represented racial and ethnic demographic groups (Black or African American, Native American or Alaska Native, Asian, Native Hawaiian or Pacific Islander, people of two or more races; Hispanic or Latino ethnicity), LGBTQ+ (lesbian, gay, bisexual, transgender, queer/questioning+), and/or disabled.

Environmental Excursions and Notices of Violation (‘NOVs’): Measures issues related to air emissions, water discharges or other unauthorized releases from facilities, that exceed the allowable limitations, conditions or deadlines established in the facilities’ environmental permits and applicable NOVs issued by a federal, state or local regulatory agency for the violation of an environmental law or regulation.

First Call Resolution: Transactional voice of customer survey that measures the percent of customer issues resolved on a single interaction with a contact center representative.

KPI (Key Performance Indicators): Financial or operational metrics used to measure Company performance and aligned to our key business objectives. KPIs are used in setting threshold, target and stretch performance goals for our incentive compensation programs.

LCEs: Life Changing Events include life-threatening work-related injuries or illnesses that required immediate life-preserving rescue action, and if not applied immediately would likely have resulted in the death of that person; life-altering work-related injuries or illnesses that resulted in a permanent and significant loss of a major body part or organ, or function thereof, that permanently changes or disables that person’s normal life activity; and work-related fatalities.

NPIS: Net Plant in Service.

78	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Operating Earnings: Operating Earnings (non-GAAP) is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings (non-GAAP) reporting. Results for 2021 will exclude the following: (i)the impacts of O&M costs for storms that are considered major events, such as named storms (tropical storms, hurricanes, and winter storms) with total costs of $20 million or higher (except that all other storm costs, including all capital costs for storms, will not be excluded), (ii) the impacts of unforeseen legislative or regulatory changes (i.e., tax reform, SEC/DOJ penalties and fines as a result of the ongoing investigations) or other strategic decisions that are approved by the Finance and Compensation Committees including but not limited to accelerated O&M spending and variances to budget around interest costs under the Company’s liquidity management strategy.

Operating EPS: Measured on the performance of the business units’ contribution to operating earnings (non-GAAP) growth over the course of 2021-2023, including RD, RT, and Corporate/Other segments. Results for 2021 will exclude the following: (i) the impacts of O&M costs for storms that are considered major events, such as named storms (tropical storms, hurricanes, and winter storms) with total costs of $20 million or higher (except that all other storm costs, including all capital costs for storms, will not be excluded), (ii) the impacts of unforeseen legislative or regulatory changes (i.e., tax reform, SEC/DOJ penalties and fines as a result of the ongoing investigations) or other strategic decisions that are approved by the Finance and Compensation Committees including but not limited to accelerated O&M spending and variances to budget around interest costs under the Company’s liquidity management strategy, and (iii) share dilution that exceeds external guidance of up to $600 million annually in 2022 and 2023, inclusive of approximately $100 million in annual stock investment and employment benefit plans. External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources.

Operations Index: Metric made up of the following five components, weighted equally (refer to each component for a separate definition):

1.	SAIDI;

2.	TOF;

3.	First Call Resolution;

4.	Environmental Excursions and NOVs; and

5.	Reg Gen EFOR.

Reg Gen EFOR: The percentage of generation that was not available versus the amount of time a unit was requested to be online.

Regulated Distribution or RD: The Regulated Distribution business segment. Refers collectively to The Cleveland Electric Illuminating Company, Ohio Edison Company, The Toledo Edison Company, Metropolitan Edison Company, Pennsylvania Power Company, Pennsylvania Electric Company, and the distribution assets of Jersey Central Power & Light, Monongahela Power Company, The Potomac Edison Company, and West Penn Power Company.

RSUs (Restricted Stock Units): An equity vehicle commonly used in long-term incentive programs to reward employees and promote ownership within the Company. RSUs represent the right to receive future delivery of actual stock or cash subject to vesting restrictions (service-based and/or performance-based).

Regulated Transmission or RT: The Regulated Transmission business segment. Refers collectively to the transmission assets of Jersey Central Power & Light Company, Monongahela Power Company, The Potomac Edison Company, and West Penn Power Company; FirstEnergy Transmission, LLC, and its subsidiaries, American Transmission Systems, Incorporated, Potomac-Appalachian Transmission Highline, LLC, Trans-Allegheny Interstate Line Company, and Mid-Atlantic Interstate Transmission.

RTSR (Relative Total Shareholder Return): The total return of a stock to a shareholder for our Company measured against the total return of stock for other companies within a selected peer group. The calculation is based on a set period (e.g., three years) and assumes that dividends are reinvested over this period. RTSR is a common performance measure used within long-term incentive plans and helps to align executive payouts to shareholder value creation.

SAIDI: Distribution System Average Interruption Duration Index is the average total duration of outage minutes in a year for each customer served adjusted for major storms.

FIRSTENERGY CORP.	79

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

TOF: Transmission Outage Frequency measures the transmission line frequency of outages (total number of transmission circuit outages divided by average number of circuits) on 100kV to 500kV circuits after adjustment for major events (Six Sigma). Transmission circuit outages are defined as any loss of flow, momentary or sustained, that is a result of an automatic switching operation. Scheduled outages, emergency forced outages, and operational outages are excluded from the calculation.

TSR (Total Shareholder Return): A measure of stock price appreciation and dividend payments over a period of time.

80	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Compensation Tables

2021 Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended December 31, 2021, 2020, and 2019, as applicable:

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)	SEC Total Without Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)

Steven E. Strah President & CEO	2021	$1,076,236	$—	$5,755,252	$1,977,256	$1,876,204	$29,114	$10,714,062	$8,837,858
	2020	$776,058	$—	$1,614,667	$852,146	$2,527,603	$21,758	$5,792,232	$3,264,629
	2019	$643,599	$—	$1,545,570	$626,590	$3,189,722	$28,647	$6,034,128	$2,844,406

K. Jon Taylor SVP, CFO & Strategy	2021	$686,209	$750,000	$1,962,017	$915,874	$216,628	$12,115	$4,542,843	$4,326,215
	2020	$521,807	$—	$692,019	$414,591	$329,051	$24,759	$1,982,227	$1,653,176

Hyun Park(1) SVP & Chief Legal Officer	2021	$635,714	$—	$2,459,075	$704,676	$42,875	$895,969	$4,738,309	$4,695,434

John W. Somerhalder II(1) Vice Chair & Executive Director	2021	$632,555	$—	$2,717,970	$1,006,534	$42,404	$17,205	$4,416,668	$4,374,264

Samuel L. Belcher SVP, Operations	2021	$694,148	$—	$2,034,701	$780,258	$255,317	$11,842	$3,776,266	$3,520,949
	2020	$647,132	$—	$1,491,410	$487,501	$671,168	$12,228	$3,309,439	$2,638,271
	2019	$604,308	$—	$1,327,003	$540,575	$667,407	$13,650	$3,152,943	$2,485,536

(1) Mr. Park was appointed to the position of Senior Vice President and CLO, effective as of January 11, 2021. Mr. Somerhalder was appointed to the positions of Vice Chair and Executive Director, each effective as of March 1, 2021.

(2) Mr. Taylor was granted a cash retention award in 2018, which vested on April 1, 2021, and was paid on April 16, 2021.

(3) The amounts set forth in the “Stock Awards” column for 2021 represent grants provided under the Incentive Compensation Plans at the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 “Stock Compensation” and are based on target payout. The assumptions used in determining values for the 2021 fiscal year are reflected in Note 6 to the Notes to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K filed with the SEC on February 16, 2022. The grant date fair value at the maximum payout level for each of the NEOs for the 2021-2023 LTIP cycle is as follows: Strah: $11,510,503; Taylor: $3,924,034; Park: $3,400,838; Somerhalder: $2,930,915; and Belcher: $4,069,403. The amount for Mr. Park includes values from prorated LTIP awards which were granted upon his hire on January 11, 2021, and based on his annual salary and total LTIP target opportunity including one-third of the 2019-2021 LTIP cycle and two-thirds of the 2020-2022 LTIP cycle. The prorated LTIP awards were granted as stock-based performance-adjusted RSUs. The grant date fair value at the maximum payout level for these awards are: $489,025 for the 2019-2021 LTIP cycle and $1,028,288 for the 2020-2022 LTIP cycle. The amount for Mr. Somerhalder includes the value of time-based restricted stock granted upon his hire on March 1, 2021, which will be subject to a one-year holding requirement after vesting, and the value of performance-based RSUs, which covers the performance period of 2021-2023 and were granted at the recommendation of the Compensation Committee and approved by the independent members of the Board on July 20, 2021. These awards are not payable to the executive until the vesting date or other qualifying event shown in the Outstanding Equity Awards at Fiscal Year-End 2021 table or the 2021 Post-Termination Compensation and Benefits table described later in this proxy statement.

(4) The amounts set forth in the “Non-Equity Incentive Plan Compensation” column for 2021 were earned under the STIP for 2021 and were paid in the first quarter of 2022.

(5) The amounts set forth in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2021 reflect the aggregate increase in actuarial value to the NEOs of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and above-market earnings on nonqualified deferred compensation. The disclosure assumes 3.02% (qualified pension), 2.98% (nonqualified supplemental pension) and 2.71% (nonqualified cash balance restoration plan) are the discount rates for the present value obligation calculations. The change in values for the pension plans for 2021 are as follows: Strah: $1,869,542; Taylor: $210,155; Park: $42,875; Somerhalder: $42,404; and Belcher: $252,103. The change in pension value is heavily dependent on the discount rate and mortality assumptions and does not represent the actual value of the change in pension benefit accrued by the NEO during the year. The formula used to determine the above market earnings equals 2021 total interest multiplied by the difference between 120% of the AFR and the plan rate and divided by the plan rate. The above market earnings on nonqualified deferred compensation for 2021 are as follows: Strah: $6,662; Taylor: $6,473; Park: $0; Somerhalder: $0; and Belcher: $3,214.

FIRSTENERGY CORP.	81

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

(6) The following table sets forth detail about the amounts for 2021 in the “All Other Compensation” column and includes compensation not required to be included in any other column:

Name	401(k) Employer Contributions ($)(a)	Health Care Employer Contributions ($)(b)	Wellness Program ($)(c)	Charitable Matching ($)(d)	Group Personal Excess Liability ($)(e)	Life Insurance ($)(f)	Personal Aircraft Usage ($)(g)	Relocation ($)(h)	Temporary Living ($)(h)	Total ($)

Steven E. Strah	$8,700	$1,000	$—	$—	$1,092	$1,571	$16,751	$—	$—	$29,114

K. Jon Taylor	$8,700	$1,000	$—	$288	$1,092	$1,035	$—	$—	$—	$12,115

Hyun Park	$8,325	$—	$—	$—	$1,092	$928	$75,857	$761,457	$48,310	$895,969

John W. Somerhalder II	$6,971	$—	$—	$—	$1,092	$696	$—	$—	$8,446	$17,205

Samuel L. Belcher	$8,700	$1,000	$50	$—	$1,092	$1,000	$—	$—	$—	$11,842

a) The value of matching Company contributions under the FirstEnergy Corp. Savings Plan, which were subject to a maximum of $8,700.

b) The value of Company contributions to the NEOs’ Health Savings Accounts or FirstEnergy Corp. Savings Plan or cash.

c) The value of Company credits under the broad-based wellness program, which are subject to a maximum of $600 annually.

d) The value of charitable matching contributions for 2021. The Company provides a dollar-for-dollar match, up to $5,000 annually, of employee contributions to qualified nonprofit organizations and educational institutions.

e) Premiums for all NEOs covered under the group personal excess liability insurance policy in 2021.

f) Employer cost for basic life insurance premiums in 2021. Coverage for each of Messrs. Park and Somerhalder was prorated for a partial year of coverage due to their hires during 2021.

g) In light of Mr. Park’s relocation from California to Ohio, the Company authorized personal usage of corporate aircraft. The value of the personal use of corporate aircraft is calculated based on the actual invoiced costs or the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather-monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots’ salaries, the amortized costs of the aircraft, and the cost of maintenance not related to trips are excluded. NEOs’ spouses and immediate family members may accompany NEOs on Company aircraft using unoccupied space on flights that were already scheduled, and the Company incurs no aggregate incremental cost in connection with such use.

h) The value of benefits provided for Mr. Park and Mr. Somerhalder under the Executive Relocation Package. FirstEnergy’s executive relocation program provides reimbursement or payment for certain relocation-related expenses including, but not limited to travel, temporary living expenses, new home closing costs, home sale assistance, and tax gross-ups on certain relocation expenses. The tax gross-ups totaled $68,428 for Mr. Park and $2,555 for Mr. Somerhalder and are included in the totals above. Mr. Park relocated from California to Ohio while Mr. Somerhalder continued to work remotely and traveled to Ohio on an as needed basis.

(7) The amounts set forth in the “SEC Total Without Change In Pension Value and Nonqualified Deferred Compensation Earnings” column differ substantially from, and are not a substitute for, the amounts required to be reported in the Total column pursuant to SEC regulations. We are presenting this supplemental column to illustrate how the Compensation Committee views the annual compensation elements for the NEOs. The column adjusts the amount reported in the Total column, as determined under applicable SEC rules, by subtracting the value reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column to show how year-over-year changes in these values impact total compensation. The change in pension value amount reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column does not reflect current compensation and represents the present value of an estimated stream of payments to be made following retirement. The methodology used to report the change in pension value under applicable accounting rules is sensitive to external variables such as assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that do not relate to the Company’s performance and are outside of the control of the Compensation Committee.

82	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Grants of Plan-Based Awards in Fiscal Year 2021

The following table summarizes the stock awards granted to our NEOs during 2021 as well as threshold, target, and maximum amounts payable under the STIP and LTIP programs.

Name	Grant/Payout Type	Grant Date(1)	Board Action Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
				($)	($)	($)	(#)	(#)	(#)	(#)	($)

	STIP	—	—	617,584	1,235,166	2,470,328	—	—	—	—	—

Steven E. Strah	2021 RSUs – Cash- Based	3/17/21	3/17/21	—	—	—	11,585	46,342	92,684	—	1,918,412
	2021 RSUs – Stock-Based	3/17/21	3/17/21	—	—	—	23,171	92,684	185,368	—	3,836,840

	STIP	—	—	308,125	616,251	1,232,501	—	—	—	—	—

K. Jon Taylor	2021 RSUs – Cash- Based	3/17/21	3/17/21	—	—	—	3,934	15,735	31,470	—	651,388
	2021 RSUs – Stock-Based	3/17/21	3/17/21	—	—	—	7,915	31,660	63,320	—	1,310,629

	STIP	—	—	237,071	474,144	948,289	—	—	—	—	—

Hyun Park	2021 RSUs – Cash- Based	3/17/21	3/17/21	—	—	—	3,423	13,692	27,384	—	566,803
	2021 RSUs – Stock-Based	3/17/21	3/17/21	—	—	—	6,846	27,384	54,768	—	1,133,615

	2020 RSUs – Stock-Based	1/11/21	12/22/20	—	—	—	10,762	21,524	43,048	—	514,144

	2019 RSUs – Stock-Based	1/11/21	12/22/20	—	—	—	5,381	10,762	21,524	—	244,513

	STIP	—	—	314,384	628,768	1,257,534	—	—	—	—	—

John W. Somerhalder II	2021 RSUs – Cash- Based	—	—	—	—	—	—	—	—	—	—
	2021 RSUs – Stock-Based	7/20/21	7/20/21	—	—	—	8,303	33,210	66,420	—	1,465,458

	Restricted Stock	3/1/21	2/17/21	—	—	—	—	—	—	37,139	1,252,513

	STIP	—	—	262,501	525,000	1,050,000	—	—	—	—	—

Samuel L. Belcher	2021 RSUs – Cash- Based	3/17/21	3/17/21	—	—	—	4,079	16,318	32,636	—	675,514
	2021 RSUs – Stock-Based	3/17/21	3/17/21	—	—	—	8,208	32,833	65,666	—	1,359,188

(1) Except as noted in this footnote, the effective grant date for the 2021 Performance-Adjusted RSUs is March 17, 2021, due to the accounting rules under FASB ASC Topic 718. The effective grant date for the prorated 2020 and 2019 Performance-Adjusted RSUs (stock-based) granted to Mr. Park is January 11, 2021. The effective grant date for the 2021 Performance-Adjusted RSUs (stock-based) granted to Mr. Somerhalder is July 20, 2021. The effective grant date for the Restricted Stock award granted to Mr. Somerhalder is March 1, 2021.

(2) The dates set forth in the “Board Action Date” column for these awards represent the date your Board took action to grant the awards.

(3) The amounts set forth in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” columns reflect the potential payouts for each NEO under the STIP based upon the achievement of KPIs described in the CD&A. If the threshold level of performance was not achieved, no payout would be made. The amounts reported in this column were calculated using annualized STIP target opportunity levels as a percent of base salary, prorated for the following NEO hires during 2021: Mr. Park’s start date on January 11, 2021, and Mr. Somerhalder’s start date on March 1, 2021.

(4) The amounts set forth in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns reflect the threshold, target, and maximum payouts for each NEO, based upon the achievement of the performance measures described in the CD&A and reported in the Stock Awards column of the SCT. The Performance-Adjusted RSUs-Cash-Based amounts have been rounded in this table. If the threshold level of performance is not achieved, no payout will be made.

(5) The grant date fair value was computed in accordance with FASB ASC Topic 718 and is also reported in the “Stock Awards” column of the SCT. The Performance-Adjusted RSUs components are valued based on a Monte-Carlo simulation of $41.397 for the 2021 Performance-Adjusted RSUs (other than Mr. Somerhalder); $44.127 for the 2021 Performance-Adjusted RSUs (for Mr. Somerhalder); $23.887 for the 2020 Performance-Adjusted RSUs (for Mr. Park); and $22.720 for the 2019 Performance-Adjusted RSUs (for Mr. Park). The Restricted Stock award (for Mr. Somerhalder) is valued at $33.725 based on the average high and low stock price on the grant date.

FIRSTENERGY CORP.	83

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Performance-Adjusted RSUs

The following chart summarizes the details of the LTIP grants for the 2021-2023 cycle:

Weighting	2/3rd stock-based and 1/3rd cash-based (solely stock-based for Mr. Somerhalder)

Granted	Annually (one-time grant for Mr. Somerhalder)

Grant Date	In March (in July for Mr. Somerhalder)

Grant Price	Average high and low stock price on the grant date (to convert the target LTIP opportunity for each eligible NEO into units); Monte Carlo simulation is used to determine the grant date fair value under FASB ASC Topic 718

Performance Period	3 years, cliff vest on March 1 (for all NEOs other than Mr. Somerhalder)

Performance Measures	Cumulative Operating EPS; Average Capital Effectiveness; and RTSR modifier overlay

Threshold Opportunity Payout	25%

Target Opportunity Payout	100% (capped at a target level of payout if the Company’s absolute TSR is negative for the three-year performance period)

Maximum Opportunity Payout	200%

Settled	Stock or cash, as applicable

Dividend Equivalent Units	Reinvested based on the average high and low stock price on the payable date, subject to same restrictions as initial grant

Payout	Based on the average high and low stock price on the vesting date

Performance-adjusted RSUs are described in the CD&A and are a component of our LTIP. On March 1, 2022, the performance-adjusted RSUs granted in 2019 became vested. As previously stated, the two performance measures in the LTIP 2019-2021 cycle, along with the 23% reduction based on performance of the relative TSR modifier, resulted in a payout at 127% of target opportunity for this grant. The vesting period for performance-adjusted RSUs granted in 2020 and 2021 will end on March 1, 2023, and March 1, 2024, respectively, although performance is measured through December 31 of the year prior to vesting. Performance-adjusted RSUs settled in stock are treated as a fixed expense and performance adjusted RSUs settled in cash are treated as a mark-to-market expense for accounting purposes and are valued in accordance with FASB ASC Topic 718.

For more information regarding performance-adjusted RSUs and time-based restricted stock awarded to Mr. Somerhalder in 2021, see the “Performance-based and Time-Based Equity Awards for Mr. Somerhalder” section on page 69.

Other Information

For more information regarding certain compensation arrangements with our NEOs, please refer to the “Potential Post-Employment Payments” section on page 92. For more information regarding the amount of various compensation elements in proportion to total compensation, see the NEO pay mix charts in the “Compensation Mix” section on page 64.

84	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Outstanding Equity Awards at Fiscal Year-End 2021

The following table summarizes the outstanding equity award holdings of our NEOs as of December 31, 2021:

	Stock Awards
Name	Grant Type(1)	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Grant Type(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)

Steven E. Strah	2019 Performance-Adjusted RSUs – Stock-Based	35,633	$1,481,976	2020 Performance-Adjusted RSUs – Stock-Based	26,820	$1,115,444

	2019 Performance-Adjusted RSUs – Cash-Based	17,703	$736,268	2020 Performance-Adjusted RSUs – Cash-Based	13,492	$561,132

				2021 Performance-Adjusted RSUs – Stock-Based	95,531	$3,973,134

				2021 Performance-Adjusted RSUs – Cash-Based	47,766	$1,986,588

K. Jon Taylor	2019 Performance-Adjusted RSUs – Stock-Based	10,560	$439,190	2020 Performance-Adjusted RSUs – Stock-Based	11,552	$480,448

	2019 Performance-Adjusted RSUs – Cash-Based	5,280	$219,595	2020 Performance-Adjusted RSUs – Cash-Based	5,726	$238,144

				2021 Performance-Adjusted RSUs – Stock-Based	32,633	$1,357,206

				2021 Performance-Adjusted RSUs – Cash-Based	16,219	$674,548

Hyun Park	2019 Performance-Adjusted RSUs – Stock-Based	14,251	$592,699	2020 Performance-Adjusted RSUs – Stock-Based	22,442	$933,363

				2021 Performance-Adjusted RSUs – Stock-Based	28,226	$1,173,919

				2021 Performance-Adjusted RSUs – Cash-Based	14,113	$586,960

John W. Somerhalder II	RS(2)	38,275	$1,591,857	2021 Performance-Adjusted RSUs – Stock-Based	33,882	$1,409,152

Samuel L. Belcher	RS(3)	13,286	$552,565	2020 Performance-Adjusted RSUs – Stock-Based	24,876	$1,034,593

	2019 Performance- Adjusted RSUs – Stock- Based	30,458	$1,266,748	2020 Performance-Adjusted RSUs – Cash-Based	12,359	$514,011

	2019 Performance-Adjusted RSUs – Cash-Based	15,335	$637,783	2021 Performance-Adjusted RSUs – Stock-Based	33,842	$1,407,489

				2021 Performance-Adjusted RSUs – Cash-Based	16,820	$699,544

(1) The awards set forth in the “Grant Type” column are described in the CD&A and Grants of Plan-Based Awards narrative section of this proxy statement. The vesting dates are as follows: 2019 performance-adjusted RSU – stock-based (March 1, 2022); 2019 performance-adjusted RSU – cash-based (March 1, 2022); 2020 performance-adjusted RSU – stock-based (March 1, 2023); 2020 performance-adjusted RSU – cash-based (March 1, 2023); 2021 performance-adjusted RSU – stockbased (March 1, 2024); 2021 performance-adjusted RSU – cash-based (March 1, 2024); and Mr. Somerhalder’s performance-adjusted RSU – stock-based vests upon the completion of his executive service and if earned, the award will be paid out at the end of the performance period (December 31, 2023), based on the achievement of actual performance results.

FIRSTENERGY CORP.	85

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

(2) Mr. Somerhalder’s restricted stock award vests upon the completion of his executive service and will be subject to a one-year holding requirement after vesting.

(3) Mr. Belcher’s restricted stock award vested 50% on March 8, 2020, and the remaining 50% will vest on March 8, 2025.

(4) The number of shares set forth in both the “Number of Shares or Units of Stock That Have Not Vested” and the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” columns include all dividends or dividend equivalents earned and reinvested through December 31, 2021. The Performance-Adjusted RSUs have been rounded up to the nearest whole unit in this table.

(5) The number of shares or units set forth in the “Number of Shares or Units of Stock That Have Not Vested” column is based on actual performance of 127% for the 2019 performance-adjusted RSUs. This payout result includes a 23% reduction for the performance of the relative TSR modifier. For the 2020-2022 and 2021-2023 LTIP cycles, target performance is assumed.

(6) The values set forth in both the “Market Value of Shares or Units of Stock That Have Not Vested” and the “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested” columns are determined by multiplying the number of shares or units by our common stock closing price of $41.59 on December 31, 2021.

Option Exercises and Stock Vested in 2021

The following table summarizes the vesting of stock awards held by our NEOs during 2021.

		Stock Awards
Name	Award Type	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)(3)

Steven E. Strah	2018 Performance-Adjusted RSUs (stock-based)	47,916	$1,615,967

	2018 Performance-Adjusted RSUs (cash-based)	—	$802,805

K. Jon Taylor	2018 Performance-Adjusted RSUs (stock-based)	14,650	$494,071

	2018 Performance-Adjusted RSUs (cash-based)	—	$247,017

	2018 Restricted Stock Award	8,708	$299,106

Hyun Park		—	—

		—	—

John W. Somerhalder II		—	—

		—	—

Samuel L. Belcher	2018 Performance-Adjusted RSUs (stock-based)	34,488	$1,163,108

	2018 Performance-Adjusted RSUs (cash-based)	—	$581,520

(1) For all NEOs other than Messrs. Park and Somerhalder, the number of shares set forth in the “Number of Shares Acquired on Vesting” column reflect the number of 2018 performance-adjusted RSUs (settled in stock), which vested on March 1, 2021. For Mr. Taylor, this column also reflects the number of restricted stock (rounded) that vested on April 1, 2021. The number of shares includes dividend equivalent units earned and reinvested through the vesting date.

(2) The number of units from the 2018 performance-adjusted RSUs (settled in cash), which vested on March 1, 2021 are as follows: Mr. Strah: 23,804.449; Mr. Taylor: 7,324.448; and Mr. Belcher: 17,243.000. The number of units includes dividend equivalent units earned and reinvested through the vesting date.

(3) The amounts set forth in the “Value Realized on Vesting” column are based on the average high/low stock price on the vesting date, which was $33.725 for the 2018 performance-adjusted RSUs and $34.35 for Mr. Taylor’s 2018 Restricted Stock Award. The performance-adjusted RSUs for all NEOs, other than Messrs. Park and Somerhalder, were paid at 146% of target. The amounts include certain stock-based 2018 performance-adjusted RSUs that were deferred under the EDCP according to the NEOs’ election in the following amounts: $1,505,821 for Mr. Strah; and $463,989 for Mr. Taylor.

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Post-Employment Compensation

Pension Benefits as of December 31, 2021

The following table provides information regarding the pension benefits of our NEOs as of December 31, 2021:

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)
Steven E. Strah	Qualified Plan	37	$2,481,026
	Nonqualified (Supplemental) Plan	37	$11,237,792
	Nonqualified (Cash Balance Restoration Plan)		N/A
	Total		$13,718,818
K. Jon Taylor	Qualified Plan	12	$450,952
	Nonqualified (Supplemental) Plan	12	$832,319
	Nonqualified (Cash Balance Restoration Plan)		N/A
	Total		$1,283,271
Hyun Park(3)	Qualified Plan	0	$20,300
	Nonqualified (Supplemental) Plan		N/A
	Nonqualified (Cash Balance Restoration Plan)	0	$22,575
	Total		$42,875
John W. Somerhalder II(3)	Qualified Plan	0	$20,300
	Nonqualified (Supplemental) Plan		N/A
	Nonqualified (Cash Balance Restoration Plan)	0	$22,104
	Total		$42,404
Samuel L. Belcher	Qualified Plan	9	$380,911
	Nonqualified (Supplemental) Plan	14	$2,068,504
	Nonqualified (Cash Balance Restoration Plan)		N/A
	Total		$2,449,415

(1) Pursuant to a historical arrangement, Mr. Belcher is eligible to receive five additional years of credited service for purposes of the nonqualified (supplemental) pension calculation, resulting in 14 years of credited service. As a result of this arrangement, the amounts in the Present Value of Accumulated Benefit column for Mr. Belcher has an increased value of $882,538.

(2) The amounts set forth in the “Present Value of Accumulated Benefit” column are determined as of December 31, 2021, using the following assumptions: December 31, 2021 discount rates of 3.02% (qualified plan), 2.98% (nonqualified supplemental plan) and 2.71% (nonqualified cash balance restoration plan) and the Pri-2012 mortality table projected generationally using scale MP-2020 (base year 2012) for the qualified plan and Pri-2012 mortality table with white collar adjustment projected generationally using scale MP-2020 (base year 2012) for the nonqualified plans at the earliest unreduced age.

(3) As of December 31, 2021, Mr. Park and Mr. Somerhalder are not vested in their pension benefits. In recognition of Mr. Park’s extensive legal and energy sector expertise and in order to incentivize Mr. Park to join the Company as well as encourage retention, Mr. Park will be provided an additional credit of $275,000 into the Cash Balance Restoration Plan after five years of continuous employment.

Pension Benefits

Qualified and Nonqualified Plans

We offer qualified and nonqualified pension plans to provide retirement benefits to our NEOs. We pay the entire cost of these plans. Retirement benefits from the qualified plan provided under the FirstEnergy Corp. Master Pension Plan (“Master Pension Plan”) for employees hired prior to January 1, 2014, are calculated using pensionable earnings up to the applicable federal and plan limits. The Master Pension Plan was amended to provide a cash-balance formula for all employees hired or rehired on or after January 1, 2014. In conjunction with the new cash-balance formula, the Company adopted a new nonqualified supplemental plan (“Cash Balance Restoration Plan”), which provides a benefit, based upon the cash-balance formula, to eligible executives hired or rehired on or after January 1, 2014, but without the restriction of federal limits that apply under the qualified pension plan. Messrs. Strah, Taylor and Belcher were hired prior to January 1, 2014, and are subject to the traditional pension formulas discussed below. Messrs. Park and Somerhalder were hired after January 1, 2014, and are subject to the cash-balance formula discussed below.

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Traditional Supplemental Pension Plan: The traditional supplemental plan provided under the EDCP provides a benefit based upon the formula used in the qualified plan for pre-2014 hires but is calculated using all pensionable earnings without the restrictions of federal and certain plan limits. Based on the applicable formula of the plan under which the NEO is a participant, the retirement benefit from the qualified and nonqualified plans for pre-2014 hires will be the benefit determined using one or more of the following three formulas:

1.

Career Earnings Benefit Formula: A fixed (2.125%) factor is applied to the executive’s total career earnings to determine the accrued (age 65) career earnings benefit. Pensionable earnings under the career earnings formula generally include base salary, annual incentive awards, and other similar compensation.

2.	Adjusted Highest Average Monthly Base Earnings Benefit Formula: The benefit is equal to the sum of A and B where A is the highest average monthly base earnings (“HAMBE”) times the sum of:

◾	1.58% times the first 20 years of benefit service;

◾	1.18% times the next 10 years of benefit service;

◾	0.78% times the next 5 years of benefit service;

◾	1.10% times each year of benefit service in excess of 35 years;

and B is an amount equal to 0.32% times number of years of service (up to 35 years) times the difference between the HAMBE and the lesser of 150% of covered compensation or the Social Security Wage Base, except that B cannot be less than zero.

The HAMBE for the qualified plan are the highest 48 consecutive months of base earnings the executive had in the 120 months immediately preceding retirement or other termination of employment. Pensionable earnings under the qualified plan HAMBE formula generally include base salary and deferred compensation of base salary after 2004. The pensionable earnings under the nonqualified plan HAMBE formula are the same as the qualified plan described above except that deferred compensation of base salary excluded under the qualified plan and annual incentive awards that are paid or deferred are included. Covered compensation represents the average (without indexing) Social Security Taxable Wage Base in effect for each calendar year during the 35-year period that ends when the executive reaches the Social Security normal retirement age.

3.

Final Average Total Pay (“FATP”) Formula: The pension benefit under FATP is calculated by determining the HAMBE, multiplying this amount by a fixed factor (1.2%) and then multiplying it by the number of years of Benefit Service at the time of separation or retirement. This amount is then divided by 12 to determine the accrued & vested monthly pension benefit amount.

Under the Master Pension Plan provisions for pre-2014 hires, normal retirement is at age 65 and the completion of five years of eligibility service. The earliest retirement is at age 55 if the employee has at least 10 years of eligibility service. Mr. Strah is currently eligible for a reduced pension benefit based on the Early Retirement Reduction Table below and Messrs. Taylor and Belcher will become eligible when they turn 55 in 2028 and 2023, respectively. The earliest retirement age without reduction for the qualified plan is age 60 with the exception of those covered under the FATP plan. The earliest retirement age without reduction for FATP is age 62.

Early Retirement Reduction Table

If payment begins at age	The benefit is multiplied by
60 and up	100%
59	88%
58	84%
57	80%
56	75%
55	70%

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FATP Early Retirement Reduction Table

If payment begins at age	The benefit is multiplied by
62 and up	100%
61	96%
60	92%
59	88%
58	84%
57	80%
56	76%
55	72%

Under the Master Pension Plan provisions for pre-2014 hires, the accrued benefits vest upon the completion of five years of service. The benefits generally are payable in the case of a married employee in the form of a qualified spouse 50% joint and survivor annuity or in the case of an unmarried employee in the form of a single life annuity. Unmarried employees can designate a non-spouse beneficiary to receive up to a 100% joint and survivor annuity depending upon the non-spousal beneficiary’s age. For the married employee, there also is an option to receive the benefit as a joint and survivor annuity with or without a pop-up provision or a period certain annuity. The annuity provides a reduced monthly benefit, payable to the employee until death. If a joint and survivor annuity is chosen, the employee’s named beneficiary will receive 25%, 50%, 75%, or 100% of the employee’s benefit based on the employee’s and the beneficiary’s ages and the elected percentage to be continued after the employee’s death. Under the pop-up provisions, the monthly payment to the employee “pops-up” to the single life annuity amount if the beneficiary predeceases the employee. The period certain annuity provides a reduced benefit for the life of the employee and continues the benefit to the named beneficiary for a guaranteed period if the employee’s death occurs before the end of the 5, 10 or 15-year period, as elected. No further payments are made if the employee’s death occurs after the end of the elected period.

As noted in the CD&A, pursuant to a historical arrangement, Mr. Belcher is eligible to be credited with five years of additional service for purposes of calculating the supplemental pension benefit. For more information, refer to the “Pension Benefits as of December 31, 2021” table on page 87.

Cash Balance Formula and Cash Balance Restoration Plan: The Cash Balance Restoration Plan is a non-qualified plan providing certain key employees hired or rehired on or after January 1, 2014, with a benefit that is generally equal to the benefit that the participant would have been eligible to receive under the cash-balance formula of the qualified Master Pension Plan but for certain federal limitations.

Participants in the cash-balance portion of the Master Pension Plan receive a benefit amount based on a hypothetical account balance that is credited with Pay Credits and Interest Credits. A Pay Credit is credited annually and is equal to a percentage of the participant’s eligible compensation. Pensionable earnings include base salary, plus the following amounts paid within any specified period commencing on or after January 1, 2014: overtime pay; bonuses paid pursuant to a formal bonus program; annual incentives or cash sales incentive awards paid prior to termination of service; annual incentives that are earned after December 31, 2013, but deferred under a non-qualified plan; sales commissions; and lump sum merit awards. On December 31st of each year, the participant’s age (years and months) plus years of service (years and months) are added together to determine “points”. The participant’s points are used to determine the applicable Pay Credit percentage for the participant for that year, as shown in the chart below.

Points (age + service)	Pay Credit
Less than 40 points	4%
40 - 49 points	5%
50 - 59 points	6%
60 - 69 points	7%
70 - 79 points	8%
80+ points	9%

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An Interest Credit is applied annually to a participant’s prior year account balance and is based on the 30-Year Treasury rate from November of the prior year.

A cash-balance participant will vest in their Master Pension Plan benefit after three years of eligible service. Regardless of the vested participant’s age at separation from service, the participant will have the option to defer or immediately commence their pension benefit at separation from service. Available forms of payment for the cash-balance portion of the Master Pension Plan include: Single Life Annuity, 50% Joint & Survivor Annuity, 75% Joint & Survivor Annuity, 100% Joint & Survivor Annuity and lump sum distribution. The Cash Balance Restoration Plan benefit is paid as a lump sum benefit as of the date of termination. Early reduction factors do not apply.

If the vested participant elects to defer the payment of the cash-balance benefit under the Master Pension Plan, annual Interest Credits will continue to apply until the participant elects to commence. If a vested participant dies before commencing benefits, a death benefit is generally payable to the participant’s surviving spouse or other beneficiary.

Effective as of their hires in 2021, Mr. Park and Mr. Somerhalder are participants in the cash-balance formula of the Master Pension Plan and in the Cash Balance Restoration Plan. As of December 31, 2021, Mr. Park and Mr. Somerhalder are not eligible for a pension benefit until the completion of three years of eligibility service.

Nonqualified Deferred Compensation as of December 31, 2021

The following table summarizes nonqualified deferred compensation earned or contributed by or on behalf of our NEOs during 2021.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Steven E. Strah	$97,698	$—	$1,265,230	$—	$6,035,883
K. Jon Taylor	$667,317	$—	$902,210	$—	$3,701,414
Hyun Park	$—	$—	$—	$—	$—
John W. Somerhalder II	$855,554	$—	$—	$—	$—
Samuel L. Belcher	$1,197,258	$—	$450,941	$—	$1,744,037

(1) The amount set forth in the “Executive Contributions in Last FY” column for Mr. Strah includes the deferral of 2021 base salary in the amount of $97,698. The amount for Mr. Taylor includes the deferral of: (a) 2021 base salary in the amount of $68,026; (b) 2021 STIP earned in 2021 and deferred in 2022 in the amount of $183,175; and (c) 2019-2021 stock-based RSUs deferred in the amount of $416,116. The amount for Mr. Somerhalder includes the deferral of 2021 STIP earned in 2021 and deferred in 2022 in the amount of $855,554. The amount for Mr. Belcher includes the deferral of 2019-2021 stock-based RSUs deferred in the amount of $1,197,258. The base salary amounts are also included in the Salary column of the current year Summary Compensation Table, and the 2021 STIP amounts are also included in the “Non-Equity Incentive Plan Compensation” column of the current year Summary Compensation Table.

(2) The compounded annual rate of return was 6.11% on pre-2013 retirement accounts, and 4.11% on the retirement accounts in 2013 and thereafter. The compounded annual rate of return on stock accounts was 41.4%, which includes dividends. The amounts set forth in the Aggregate Earnings in Last FY column include above-market earnings which have been reported in the Summary Compensation Table for 2021 as follows: Mr. Strah: $6,662; Mr. Taylor: $6,473; and Mr. Belcher: $3,214.

(3) The amounts set forth in the “Aggregate Balance at Last FYE” column include amounts reported in the Summary Compensation Tables in prior years as follows: Mr. Strah: $59,963; Mr. Taylor: $7,226; and Mr. Belcher: $15,102. Mr. Park and Mr. Somerhalder did not have any amounts reported in the Summary Compensation Tables in prior years.

EDCP

The EDCP is a nonqualified deferred compensation plan which provides for the voluntary deferral of compensation. Our NEOs (other than Mr. Somerhalder) may defer up to 50% of base salary, up to 85% of STIP awards and up to 85% of LTIP awards. Mr. Somerhalder may defer up to 50% of base salary and up to 85% of STIP awards.

Two investment options are available under the EDCP. NEOs may direct deferrals of base salary and STIP awards to an annual cash retirement account, which accrues interest. The interest rate changes annually and is based upon the Moody’s Corporate Long-Term Bond Yield Index rate (later referred to as Moody’s). In 2021, the interest rate was based on the Moody’s rate plus one percentage point (4.11%) for amounts credited to accounts in 2013 or later and Moody’s plus three percentage points (6.11%) for amounts credited to accounts prior to 2013. NEOs may direct deferrals of STIP awards and performance-adjusted RSU LTIP

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awards to an annual stock account. The stock accounts are tracked in stock units and accrue additional stock units based upon the payment of dividends. The stock accounts are valued at the fair market value of our common stock. Payments made with respect to any dividend equivalent units that accrue after May 17, 2014, are paid in cash.

Payments made with respect to performance shares (a component of the LTIP from 2006-2014) that are deferred into a participant’s stock account on or after February 23, 2015, will be paid in cash instead of shares of common stock. In addition, with respect to future deferrals, if a participant has elected to receive a distribution of his or her stock account following a three-year deferral period and the participant terminates employment prior to the end of the three-year period, then the stock account distribution will be paid in cash in accordance with the payment terms of the participant’s retirement account.

Effective for deferral elections made on or after November 1, 2015:

◾	Participants may elect to defer RSUs only to the stock account, rather than to a separate RSU account; and

◾

Participants may no longer elect to receive a distribution after three years (or any later date specified by the participant, in the case of RSUs), as all amounts deferred to the stock account, including deferred RSUs, will be held in that account until separation from service, death, or disability, at which point it will be transferred to a participant’s retirement account and paid only in cash based on their distribution elections for the retirement account.

NEOs may elect to receive distributions from the cash retirement accounts in any combination of lump sum payment and/or monthly installment payments for up to 25 years. Differing distribution elections may be made for retirement, disability, and pre-retirement death. In the event of involuntary separation prior to retirement eligibility, the accounts accrued and vested as of December 31, 2004, may be paid in a single lump sum payment or in three annual installments. In the event of a participant’s separation from service for reasons other than retirement, death or disability, accounts accrued after January 1, 2005, are paid in a single lump sum payment. Payments may not commence until separation from service. Amounts that were vested as of December 31, 2004, are available for an in-service withdrawal of the full account, subject to a 10% penalty. There is no in-service withdrawal option for retirement accounts accrued after January 1, 2005, other than as permitted for hardships under the EDCP.

For deferrals to the stock account prior to November 1, 2015, generally, stock account distributions were made in a lump sum payment in the form of our common stock at the end of the three-year period following the initial deferral, unless further deferred. If further deferred until termination or retirement (or for future deferrals, if termination occurred prior to the end of the initial three-year period, regardless of age at termination), the account was converted to cash, based upon the fair market value of the account at termination, and the balance was rolled over to the corresponding annual retirement account for distribution in lump sum or monthly installments as elected under the retirement account.

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Potential Post-Employment Payments

2021 Post-Termination Compensation and Benefits

The following table summarizes the compensation and benefits that would be payable to our NEOs in the event of a termination or following a CIC absent a termination as of December 31, 2021, which is the last business day of the year:

	Retirement(1)	Involuntary Separation (Other Than For Cause)	Termination Without Cause Following a CIC	Voluntary Termination (Pre-retirement Eligible)(1)	Involuntary Termination (For Cause)(1)	Death(1)	Disability(1)

Base Salary	Accrued through date of retirement	Accrued through date of termination	Accrued through date of change in control termination	Accrued through date of termination	Accrued through date of termination	Accrued through date of qualifying event	Accrued through date of qualifying event

Severance Pay(2)	N/A	3 weeks of pay for every full year of service (capped at a maximum of 104 weeks), including the current year, calculated using base salary at the time of severance	2 times the sum of base salary plus target annual STIP of which a portion is payable in consideration for the non- competition clause	N/A	N/A	N/A	N/A

Banked Vacation	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary

Health and Wellness Benefits	May continue either through unsubsidized COBRA or in the FE Access Plan	Provided at active employee rates for severance period(3)	Based on the terms of the CIC Plan(4)	Forfeited	Forfeited	Survivor health and wellness provided as eligible	Health and wellness provided as eligible

STIP Award	Issued a prorated award based on elapsed days of service and based on actual performance	Issued a prorated award based on elapsed days of service and based on actual performance	Issued a prorated award at target based on elapsed days of service	Forfeited	Forfeited	Issued a prorated award based on elapsed days of service and based on actual performance	Issued a prorated award based on elapsed days of service and based on actual performance

Performance- Adjusted RSUs (Stock-Based and Cash-Based)	Issued a prorated award based on full months of service and based on actual performance	Issued a prorated award based on full months of service and based on actual performance	Issued prorated award based on full months of service at 100% of target opportunity and all dividends accrued	Forfeited	Forfeited	Issued a prorated award based on full months of service at target value	Issued a prorated award based on full months of service and based on actual performance

Restricted Stock	Forfeited	Prorated or issued 100% of shares and all dividends accrued(5)	Issued 100% of shares and all dividends accrued	Forfeited	Forfeited	Issued 100% of shares and all dividends accrued	Issued 100% of shares and all dividends accrued

Cash Retention Award	Forfeited	Prorated	Issued 100% of cash award	Forfeited	Forfeited	Issued 100% of cash award	Issued 100% of cash award

EDCP (Elective Deferrals)	Payable as elected	Payable as elected if retirement eligible; otherwise payable in a lump sum upon termination	Payable as elected if retirement eligible; otherwise payable in a lump sum upon termination	Payable in a lump sum upon termination	Payable as elected upon termination if retirement eligible; otherwise payable in a lump sum upon termination	Payable to survivor as elected	Payable as elected

Excise Tax Gross Up under Section 280G	No	No	No	No	No	No	No

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(1) Benefits provided in these scenarios are provided to all employees on the same terms, if applicable.

(2) Mr. Taylor, Mr. Park, Mr. Somerhalder and Mr. Belcher are eligible to receive severance pay benefits in the event of an involuntary separation (other than for cause) based on the formula set forth in the chart. In addition, each of the NEOs are eligible to receive severance pay benefits in the event of a termination without cause following a change in control based on the formula set forth in the chart.

(3) Active employee health and wellness benefits are provided under the Severance Plan for the severance period, which is equal to three weeks for every year of service, including the current year (52 week minimum and 104 week maximum).

(4) Mr. Strah is the only NEO eligible for retirement and would receive retiree health and wellness benefits irrespective of a CIC.

(5) Restricted stock award for Mr. Belcher is paid at target in the event of an involuntary separation (other than for cause), provided that Mr. Belcher executes a release agreement. Restricted stock award for Mr. Somerhalder forfeits in the event of an involuntary separation (other than for cause).

The potential post-employment payments discussed below disclose the estimated payments and benefits payable to the NEOs upon certain triggering events representing the enhanced or accelerated value of payments and benefits and do not include previously earned and vested amounts payable to such NEOs regardless of the applicable triggering event that have been accrued but not yet paid. The post-termination benefit calculations are based on the following assumptions:

◾	The amounts disclosed are estimates of the amounts which would be paid out to the NEOs based on the triggering event. The actual amounts can be determined only at the time of payment.

◾

The amounts disclosed do not include benefits provided under the qualified plan, nonqualified supplemental plan and nonqualified cash balance restoration plan as described in the Pension Benefits section and shown in the Pension Benefits table (at the earliest commencement date without reduction) earlier in this proxy statement, unless expressly noted.

◾

The amounts disclosed do not include compensation previously earned and deferred into the EDCP. The year-end account balances of the NEOs in the EDCP are set forth in the Nonqualified Deferred Compensation table earlier in this proxy statement. These amounts are payable to the NEO based on the distribution elections made by the NEO at the time the deferral was elected.

◾	December 31, 2021, is the last day of employment.

◾

All employees, including the NEOs, are eligible for a full year payout based on actual performance under the STIP if they are employed on December 31, 2021. The 2021 STIP amounts are provided in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

◾	The LTIP and Other Equity Awards table below includes performance-adjusted RSUs and restricted stock.

◾	The closing common stock price on December 31, 2021, the last trading day of the year ($41.59), is applied to value performance-adjusted RSUs and restricted stock.

◾	Actual performance is utilized for the 2019-2021 performance-adjusted RSUs. Target payout is assumed for the 2020-2022 and 2021-2023 performance-adjusted RSUs.

◾	Health care amounts are not provided in most cases since they are available to all employees under the same circumstances.

Retirement/Voluntary Termination

In the event of Mr. Strah’s retirement or voluntary termination, his outstanding equity awards would be prorated and vest based on actual performance as described in the 2021 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Equity Awards table below. Messrs. Taylor, Belcher, Park and Somerhalder are not yet retirement eligible as of December 31, 2021, and their outstanding equity awards would be forfeited in the event of a voluntary termination.

The present value of the qualified plan, nonqualified supplemental plan, and the Cash Balance Restoration Plan benefits as shown in the Pension Benefits table reflects commencement of retirement benefits at the NEOs’ earliest age necessary to receive pension benefits without reduction. Mr. Strah is currently eligible to commence pension benefits in a reduced amount, as described on page 87. Messrs. Taylor and Belcher are entitled to accrued and vested qualified plan and nonqualified supplemental plan benefits as shown in the Pension Benefits table, which cannot be commenced until they meet the age requirement. Messrs. Park and Somerhalder were not yet vested in the qualified plan and Cash Balance Restoration Plan as of December 31, 2021.

Involuntary Separation

In the event of an involuntary separation, the CEO’s severance benefits, if any, would be determined by the Compensation Committee and approved by the independent members of your Board. The other NEOs are covered under the Severance Plan. Under the Severance Plan, executives are offered severance benefits if involuntarily separated when business conditions require

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the closing or sale of a facility, corporate restructuring, merger, acquisition, a reduction in workforce, or job elimination. Severance is also offered if an executive turns down a job assignment that: would result in a reduction of at least 15% in current base salary; contains a requirement that the executive must relocate from his or her current residence for reasons related to the new job; or would result in the distance from the executive’s current residence to his or her new reporting location being at least 50 miles farther than his or her current residence to his or her previous reporting location. The Severance Plan provides three weeks of base pay for each full year of service with a minimum of 52 weeks and a maximum severance benefit of 104 weeks of base pay. In the event of a December 31, 2021, involuntary separation, lump sum severance pay would be provided as follows: Mr. Strah – $2,200,000 (assuming the independent members of the Board approves the same level of benefits as the other NEOs would receive); Mr. Taylor – $725,000; Mr. Park – $650,000; Mr. Somerhalder – $750,000; and Mr. Belcher – $700,000. Each of the NEOs would also be provided prorated vesting for certain outstanding equity as described in the 2021 Post-Termination Compensation and Benefits table and quantified in the LTIP and Other Equity Awards table.

Termination Following a CIC

As described above, the NEOs were participants in the CIC Plan in 2021. Under the CIC Plan, certain enhanced benefits would be provided in the event of a termination without cause or for good reason within two years following a CIC. Under the Incentive Compensation Plans, it is our customary practice to require a qualifying termination of employment for acceleration of the vesting of equity awards in the event of a change in control rather than providing for accelerated vesting solely upon a change in control. In the event a NEO accepts benefits under the CIC Plan, the NEO would be prohibited for two years from working for or with competing entities after receiving severance benefits pursuant to the CIC Plan, and would be prohibited from disclosing trade secrets or other confidential information indefinitely.

Generally, pursuant to the CIC Plan and the Incentive Compensation Plans, a CIC is deemed to occur:

(1)

If any person acquires 25% or more of our voting securities (excluding acquisitions (a) directly from us, (b) by us, (c) by certain employee benefit plans, or (d) pursuant to a transaction meeting the requirements of item (3) below); or

(2)	If a majority of our directors as of the date of the agreement are replaced (other than in specified circumstances); or

(3)	Upon the consummation of a major corporate event (defined to include reorganizations and certain asset sales) unless, following such transaction:

(a)	The same person or persons who owned our voting securities prior to the transaction own more than 60% of our voting securities after the transaction;

(b)	No person or entity (with certain exceptions) owns 25% or more of our voting securities; and

(c)	At least a majority of the directors resulting from the transaction were directors at the time of the execution of the agreement providing for such transaction; or

(4)	If our shareholders approve a complete liquidation or dissolution.

For a complete CIC definition explanation, see the CIC Plan, and the Incentive Compensation Plans. The CIC severance benefits are triggered only if the NEO is terminated without cause or resigns for good reason within two years following a CIC. Good reason is generally defined as a material change, following a CIC, inconsistent with the individual’s previous job duties or compensation. The Incentive Compensation Plans only provide a termination without cause provision and do not have a good reason definition for the accelerated vesting of the equity awards. We do not gross up equity or cash awards to cover the tax obligations for executives.

In the event of a December 31, 2021 qualifying termination following a CIC, compensation in an amount equal to two times the sum of the amount of annual base salary plus the target annual STIP amount as applicable, in the year during which the date of termination occurs, whether or not fully paid, will be provided as follows: Mr. Strah – $4,730,000; Mr. Taylor – $2,682,500; Mr. Park – $2,275,000; Mr. Somerhalder – $3,000,000; and Mr. Belcher – $2,450,000. Any NEO that has an outstanding restricted stock award will be issued 100% of shares and all dividends accrued upon a change in control and the value is quantified in the LTIP and Other Equity Awards table below. Excise tax and gross-up provisions are not provided under the CIC Plan. Finally, outplacement services are also offered for a one–year period, capped at $30,000.

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Death & Disability

In the event of a NEO’s death or Disability (as defined in the applicable plan documents) as of December 31, 2021, each of the NEOs would also be provided additional accelerated vesting for certain outstanding equity as described in the 2021 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Equity Awards table below.

LTIP and Other Awards

In the event of a NEO’s retirement or voluntary termination as of December 31, 2021, the NEOs would be provided vested outstanding equity or cash awards as quantified in the Retirement/Voluntary Termination column of the LTIP and Other Awards table below. In the event of involuntary separation, termination without cause following a CIC, death, or Disability, the NEOs would be provided additional accelerated vesting for certain outstanding equity or cash awards based specifically on the triggering event as quantified in the respective columns of the LTIP and Other Awards table below. Since 2010, awards of performance-adjusted RSUs require a termination without cause following a CIC for accelerated vesting. For purposes of the calculations in the table below, we have assumed the equity awards would be replaced by the successor prior to a termination without cause.

LTIP and Other Awards

		Additional Payments Due to the Termination Scenario
	Retirement/ Voluntary Termination(1)	Involuntary Separation (Additive to the Retirement/ Voluntary Termination Column)(2)	Death (Additive to the Retirement/ Voluntary Termination Column)(3)	Disability (Additive to the Retirement/ Voluntary Termination Column)(4)	Termination Without Cause Following a CIC (Additive to the Retirement/Voluntary Termination Column)(5)
Steven E. Strah	$4,329,598	$—	$—	$—	$—
K. Jon Taylor(6)	N/A	$1,493,335	$1,493,335	$1,493,335	$1,493,335
Hyun Park(6)	N/A	$878,012	$878,012	$878,012	$878,012
John W. Somerhalder II(6)	N/A	$2,500,806	$2,766,108	$2,766,108	$2,766,108
Samuel L. Belcher(6)	N/A	$3,500,455	$3,500,455	$3,500,455	$3,500,455

(1) The amounts set forth in the “Retirement/Voluntary Termination” column represent the estimated amounts based on a target opportunity payout for all outstanding LTIP cycles that would be payable to the NEO as a result of retirement/voluntary termination on December 31, 2021. LTIP awards are prorated based on full months of service. At the time of payment, the LTIP awards will be adjusted for actual performance. If we applied the actual performance results for the 2019-2021 cycle, the values would be as follows: Strah $4,774,981; Taylor N/A; Park: N/A; Somerhalder: N/A; and Belcher N/A. Unvested restricted stock is forfeited. Messrs. Taylor and Belcher were not eligible to retire as of December 31, 2021, since they were only 48 and 53 years old, respectively. Messrs. Park and Somerhalder do not meet the retirement eligibility requirements under the LTIP as of December 31, 2021, since they do not have 10 years of service.

(2) The amounts set forth in the “Involuntary Separation” column represent the estimated additional amounts that would be payable to the NEO as a result of a December 31, 2021, involuntary severance without cause. LTIP awards are prorated based on full months of service. At the time of payment, the LTIP awards will be adjusted for actual performance. If we applied the actual performance results for the 2019-2021 cycle, the values (including the 2020-2022 and 2021-2023 cycles) would be as follows: Strah: $4,774,981; Taylor: $1,625,597; Park: $913,013; Somerhalder: $2,500,806; and Belcher: $3,882,854. The restricted stock award for Mr. Belcher is paid at target for an involuntary separation, provided that Mr. Belcher executes a release agreement. The restricted stock award for Mr. Somerhalder forfeits for an involuntary separation.

(3) The amounts set forth in the “Death” column represent the estimated additional amounts that would be payable to the NEO as a result of a death on December 31, 2021. In the event of a death, the LTIP awards are prorated and payable at target based on the fair market value on the date of death. All restricted stock awards fully vest, including the restricted stock awards for Mr. Somerhalder and Mr. Belcher. LTIP amounts represented in the table are prorated based on full months of service at target.

(4) The amounts set forth in the “Disability” column represent the estimated additional amounts that would be payable to the NEO as a result of termination due to Disability on December 31, 2021. LTIP awards are prorated and payable at the end of the performance period and based on actual performance. If we applied the actual performance results for the 2019-2021 cycle, the values (including the 2020-2022 and 2021-2023 cycles) would be as follows: Strah: $4,774,981; Taylor: $1,625,597; Park: $913,013; Somerhalder: $2,766,108; and Belcher: $3,882,854. All restricted stock awards fully vest, including the restricted stock awards for Mr. Somerhalder and Mr. Belcher. LTIP amounts represented in the table are prorated based on full months of service at target.

(5) The amounts set forth in the “Termination Without Cause following a CIC” column represent the estimated additional amounts that would be payable to the NEO as a result of the double trigger vesting of awards effective as of December 31, 2021. Unvested restricted stock would fully vest at target in the event of a termination without cause following a CIC. LTIP awards are prorated at target in the event of a termination without cause following a CIC.

(6) Since Mr. Taylor, Mr. Park, Mr. Somerhalder and Mr. Belcher were not eligible to retire as of December 31, 2021, the full value of the payments is reflected in each column and are not additive.

FIRSTENERGY CORP.	95

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

CEO Pay Ratio

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity and our Compensation Committee annually reviews the internal pay ratio between our CEO’s total compensation and that for other NEOs and all non-executive employees. For purposes of this pay ratio disclosure, we have calculated the CEO annual total compensation based on the compensation of Mr. Strah, who served as Acting CEO or CEO for 2021. Additionally, for 2021, we identified the median employee for use in comparing Mr. Strah’s annual total compensation to the median of the annual total compensation of all employees (excluding Mr. Strah) to calculate our 2021 pay ratio calculation.

The process that we used to determine our “median employee” in 2021 is summarized below:

For 2021, we identified the median employee by analyzing the compensation of approximately 12,300 full-time, part-time, seasonal and temporary employees who were employed by us on December 31, 2021, and who had Form W-2 reportable earnings for 2021, other than Mr. Strah. As permitted by SEC rules, to determine the median employee, we calculated and ranked the taxable W-2 wages (Box 5) for 2021. Using this methodology, plus the consistently applied compensation measure, we identified our median employee for 2021.

We calculated the median employee’s annual total compensation for 2021 using the same calculation method as in the Summary Compensation Table, which resulted in median employee annual compensation of $124,120. As shown on the Summary Compensation Table on page 81, in 2021, Mr. Strah’s CEO Compensation was $10,714,062. As a result, we estimate that the ratio of CEO annual total compensation to median employee annual total compensation for 2021 is approximately 86:1. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this pay ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described above. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

96	2022 PROXY STATEMENT

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Director Compensation in Fiscal Year 2021

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Michael J. Anderson	$125,000	$149,906	$—	$5,000	$279,906
Steven J. Demetriou	$115,000	$149,906	$—	$—	$264,906
Lisa Winston Hicks(6)	$85,000	$74,950	$—	$—	$159,950
Julia L. Johnson	$115,000	$149,906	$—	$—	$264,906
Paul Kaleta(6)	$92,500	$74,950	$—	$—	$167,450
Jesse A. Lynn(7)	$113,889	$118,235	$—	$—	$232,124
Donald T. Misheff	$562,500	$149,906	$—	$35,908	$748,314
Thomas N. Mitchell	$165,000	$149,906	$457	$—	$315,363
James F. O’Neil III	$120,000	$149,906	$—	$—	$269,906
Christopher D. Pappas	$250,000	$149,906	$—	$—	$399,906
Sandra Pianalto(8)	$38,187	$57,228	$—	$5,000	$100,415
Luis A. Reyes	$100,000	$149,906	$—	$—	$249,906
Andrew Teno(7)	$78,889	$118,235	$—	$—	$197,124
Leslie M. Turner	$165,000	$149,906	$—	$—	$314,906
Melvin D. Williams(9)	$96,813	$92,670	$—	$—	$189,483

(1) John W. Somerhalder II, Vice Chair and Executive Director, and Steven E. Strah, President and CEO, are excluded from this table. Compensation received by Messrs. Somerhalder and Strah for 2021 is shown in the “2021 Summary Compensation Table” above.

(2) The amounts set forth in the Fees Earned or Paid in Cash column consist of fees earned in cash whether paid in cash, deferred into the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (“DDCP”) or elected to be received in stock in lieu of cash. In addition, the amounts set forth in the “Fees Earned or Paid in Cash” column also include special cash payments for certain directors, which are further described in the narrative following this table.

(3) The amounts set forth in the Stock Awards column represent the equity retainer received under the FirstEnergy Corp. 2020 Incentive Compensation Plan (“2020 Incentive Plan”) in the form of shares of common stock. Each amount constitutes the aggregate grant date fair value of stock awards for fiscal 2021 calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The equity retainer is typically paid in quarterly installments. The fair value per share on the grant dates for each director listed in the table was: $34.35 on April 1, 2021; $37.48 on July 1, 2021; $35.97 on October 1, 2021; and $41.22 on January 3, 2022. Share amounts are rounded down to the nearest whole share. There were no option awards or stock awards outstanding as of December 31, 2021.

(4) The amounts set forth in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect only the above-market earnings on nonqualified deferred compensation. There are no pension values for non-employee directors. The formula used to determine the above market earnings equals 2021 total interest multiplied by the difference between 120 percent of the Applicable Federal Rate for long-term rates (AFR) and the plan rate and divided by the plan rate.

(5) The amounts set forth in the “All Other Compensation” column include compensation not required to be included in any other column. Charitable matching contributions made on behalf of our directors were $5,000 for Mr. Anderson and $5,000 for Ms. Pianalto. The FirstEnergy Foundation supports the charitable matching contributions under its Matching Gifts Program. Amounts attributable to personal use of corporate aircraft was $35,908 for Mr. Misheff. The value of the personal use of corporate aircraft is calculated based on the actual invoiced costs or the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots’ salaries, the amortized costs of the aircraft, and the cost of maintenance not related to trips are excluded. Directors’ spouses and immediate family members may accompany Directors on Company aircraft using unoccupied space on flights that were already scheduled, and the Company incurs no aggregate incremental cost in connection with such use.

(6) Ms. Hicks and Mr. Kaleta were elected to your Board effective July 1, 2021.

(7) Messrs. Lynn and Teno were elected to your Board effective March 18, 2021. The amounts paid to both Messrs. Lynn and Teno for the first quarter were prorated based on their election date.

(8) Ms. Pianalto concluded service on your Board effective May 18, 2021.

(9) Mr. Williams was elected to your Board effective May 18, 2021. The amounts paid to Mr. Williams for the second quarter were prorated based on his election date.

FIRSTENERGY CORP.	97

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Compensation of Directors

We use a combination of cash and equity-based incentive compensation in order to attract and retain qualified candidates to serve on your Board. Equity compensation provides incentives to directors linking their personal interests to our long-term financial success and to increases in shareholder value. In setting director compensation, we take into consideration the significant amount of time that directors spend in fulfilling their duties to us as well as the skill level required of members of your Board. A review is performed every other year to help ensure the competitiveness of non-employee director compensation. Only non-employee directors receive the compensation described below for their service on your Board. Since Messrs. Somerhalder and Strah were employees, they were not eligible to receive additional compensation for their service on your Board in 2021.

Fee Structure

For 2021, each non-employee director received a cash retainer of $100,000 and an equity retainer valued at approximately $150,000 and paid in the form of our common stock. The Chairs of the Corporate Governance and Corporate Responsibility, Finance, and Operations and Safety Oversight Committees each received an additional $15,000 cash retainer in 2021 for serving as a committee chairperson. The Chair of the Audit Committee received an additional $25,000 cash retainer in 2021, and the Chair of the Compensation Committee received an additional $20,000. The amounts paid to directors for 2021 were prorated accordingly, if applicable, based on the duration of their service. Mr. Misheff, the non-executive Chair of the Board, received an additional $150,000 cash retainer in 2021. Ms. Turner currently directs the Company to pay her cash retainers to her wholly owned limited liability company, therefore, her cash retainers are not eligible for deferral as described below. The total annual compensation of each non-employee director shall not exceed the value of $750,000 in the aggregate of all cash compensation and the value of the applicable equity retainer.

Equity and cash retainers and chairperson retainers were paid in quarterly installments. Any equity compensation and any compensation deferred into equity was granted under the 2020 Incentive Plan. Directors are responsible for paying all taxes associated with cash and equity retainers. We do not gross up equity grants to directors to cover tax obligations.

Special Cash Stipends and Temporary Fee Structures

On February 17, 2021, the Board approved a special cash bonus of $50,000 to each of Mr. Mitchell and Ms. Turner, subject to the Company’s annual non-employee director pay limit, in recognition of the leadership and oversight provided during the transition following the termination of certain senior executives in late 2020 and early 2021.The Board previously approved a special cash stipend for Mr. Pappas equal to $75,000 per month, subject again to the Company’s annual non-employee director pay limit, which stipend ended April 1, 2021. The Board previously approved a special cash stipend for Mr. Misheff equal to $62,500 per month, subject again to the Company’s annual non-employee director pay limit, which stipend concluded at the end of June 2021. Ms. Turner receives an additional cash fee of $3,750 per quarter for her expanded role as chair of the Compliance Oversight Sub-Committee of the Audit Committee.

Beginning July 2021, the Special Litigation Committee approved an additional cash fee of $3,750 per quarter for Mr. Kaleta in his expanded role as chair of the Special Litigation Committee, and additional cash fees of $17,500 per quarter for members of the Special Litigation Committee for their expanded roles.

Share Ownership Guidelines

We believe it is critical that the interests of directors and shareholders be clearly aligned. As such, similar to the NEOs identified in the CD&A, directors are also subject to share ownership guidelines. Within 90 days of their election to your Board, a director must beneficially own a minimum of 100 shares of our common stock. Within five years of joining your Board, each director is required to own shares of our common stock with an aggregate value of at least six times the annual cash retainer (currently $600,000 in common stock). Each director has either attained the required share ownership guideline or is expected to attain the required share ownership guideline within the allotted amount of time. The share ownership guidelines are reviewed by the Compensation Committee for competitiveness on an annual basis and were last reviewed at the Compensation Committee’s July 2021 meeting.

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For 2021, the following directly and indirectly held shares were included in determining whether a non-employee director met his/her ownership guidelines:

◾	Shares directly or jointly owned in certificate form or in a stock investment plan;

◾

Shares held individually or jointly by a broker, or, in certain circumstances, held in trust, or in an individual retirement account (“IRA”), shares held by a spouse, or other beneficially owned shares, to the extent known by the Company; and

◾

All units held in the DDCP, discussed below, and units held in the Allegheny Energy, Inc. Non-Employee Director Stock Plan (“AYE Director’s Plan”) or the Allegheny Energy Inc. Amended and Restated Revised Plan for Deferral of Compensation of Directors (“AYE DCD”), which units are payable in shares.

Deferred Compensation Plan for Outside Directors

The DDCP is a nonqualified deferred compensation plan that provides directors the opportunity to defer compensation. Directors may defer up to 100 percent of their cash retainer into cash or stock accounts. Deferrals into the cash account can be invested in one of nine funds, similar to the investment funds available to all of our employees through the FirstEnergy Corp. Savings Plan, or in a Company-paid annually adjusted fixed income account. The Company paid interest at an annual rate of 4.11% on funds deferred into cash accounts beginning in 2013 and 6.11% on funds deferred into cash accounts prior to 2013. The interest rate received by the directors is the same rate received by all participants under the EDCP, as discussed further in the CD&A above.

For stock accounts, dividend equivalent units are accrued quarterly and applied to the directors’ accounts on each dividend payment date using the closing price of our common stock on that date. Payments made with respect to any dividend equivalent units that accrue after January 21, 2014, will be paid in cash.

Other Payments or Benefits Received by Directors

The corporate aircraft is available, when appropriate, for transportation to and from Board and committee meetings and training seminars. Mr. Misheff had the use of an office and administrative support with respect to carrying out his duties as non-executive Chair of the Board during his time serving in such role in 2021. We pay all fees associated with director and officer insurance and business travel insurance for our directors. In 2021, our directors were eligible to receive perquisites including limited personal use of corporate aircraft and matching charitable contributions, the collective value of which was less than $10,000 for each director, other than Mr. Misheff. Directors are responsible for paying all taxes associated with perquisites and personal benefits.

All directors have entered into written indemnification agreements, which are intended to secure the protection for our directors contemplated by our Amended and Restated Code of Regulations and Ohio law. Each indemnification agreement provides, among other things, that we will, subject to the agreement terms, indemnify a director if by reason of their corporate status as a director, the person incurs losses, liabilities, judgments, fines, penalties, or amounts paid in settlement in connection with any threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by a director, subject to certain exceptions, in connection with proceedings covered by the indemnification agreement. As directors and officers, the agreements for Messrs. Somerhalder and Strah address indemnity in both roles.

FIRSTENERGY CORP.	99

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Security Ownership of Management

The following table shows shares of common stock beneficially owned (as beneficial ownership is defined in Rule 13d-3 under the Exchange Act) as of March 18, 2022, by each director, director nominee, the NEOs, and all directors, director nominees and executive officers as a group.

Name	Class of Stock	Shares Beneficially Owned(1)(2)	Percent of Class(3)
Michael J. Anderson	Common	1,000	*
Samuel L. Belcher	Common	57,112	*
Jana T. Croom	Common	—	*
Steven J. Demetriou	Common	4,130	*
Lisa Winston Hicks	Common	2,551	*
Julia L. Johnson	Common	41,074	*
Paul Kaleta	Common	2,051	*
Sean T. Klimczak	Common	—	*
Jesse A. Lynn	Common	3,220	*
Donald T. Misheff	Common	100	*
Thomas N. Mitchell	Common	8,370	*
James F. O’Neil III	Common	5,028	*
Christopher D. Pappas	Common	16,489	*
Hyun Park	Common	9,399	*
Luis A. Reyes	Common	361	*
John W. Somerhalder II	Common	39,040	*
Steven E. Strah	Common	98,085	*
K. Jon Taylor	Common	24,510	*
Andrew Teno	Common	3,220	*
Leslie M. Turner	Common	4,497	*
Melvin D. Williams	Common	2,462	*
All Directors and Executive Officers as a Group (23 people)	Common	380,746	*	(3)

(1) The amounts set forth in this column include any shares with respect to which the executive officer, NEO or director may directly or indirectly have sole or shared voting or investment power. The amounts also include stock options and/or shares that have been deferred as equivalent units under the AYE Director’s Plan and the AYE DCD of which the NEO or director has the right to acquire beneficial ownership within 60 days of March 18, 2022, and are as follows: Johnson: 23,451 shares. Unless otherwise noted below, each individual or member of the group has sole voting and investment power with respect to the shares beneficially owned.

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(2) Deferred shares and other amounts payable in stock under the DDCP are held as stock units and are not beneficially owned (as defined in Rule 13d-3 under the Exchange Act) and are therefore not included in the table above. However, such stock units are counted for purposes of non-employee director share ownership guidelines. The stock unit holdings of the directors under the DDCP are as follows.

Name	Director Deferred Stock Units Payable in Stock
Michael J. Anderson	55,167
Steven J. Demetriou	15,802
Julia L. Johnson	42,983
Donald T. Misheff	38,194
Thomas N. Mitchell	26,089
James F. O’Neil III	22,199
Christopher D. Pappas	45,086
Luis A. Reyes	33,338
Leslie M. Turner	8,507

(3) The percentage of shares beneficially owned by each director or executive officer, or by all directors and executive officers as a group, does not exceed one percent of the class.

FIRSTENERGY CORP.	101

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Security Ownership of Certain Beneficial Owners

The following table shows all persons who are known by the Company to be the beneficial owner (as beneficial ownership is defined in Rule 13d-3 under the Exchange Act) of more than five percent of the outstanding shares of common stock of the Company as of March 18, 2022.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Common Shares Outstanding(5)	Voting Power Number of Shares		Dispositive Power Number of Shares
			Sole	Shared	Sole	Shared
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	63,771,524	11.71%	—	1,064,526	61,369,416	2,402,108
BlackRock Inc.(2) 55 East 52nd Street, New York, NY 10055	43,236,791	7.9%	38,020,124	—	43,236,791	—
Entities affiliated with State Street Corporation(3) One Lincoln Street Boston, MA 02111	40,509,615	7.44%	—	35,395,578	—	40,506,745
Blackstone Inc.(4) 345 Park Avenue, New York, NY 10154	28,832,099	5.3%	28,832,099	—	28,832,099	—

(1) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 9, 2022.

(2) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 1, 2022.

(3) Based solely on the most recently available Schedule 13G filed with the SEC on February 14, 2022.

(4) Based solely on the Schedule 13D filed with the SEC on December 23, 2021.

(5) Percentages of shares beneficially owned are as of December 31, 2021 and as reported on the applicable Schedule 13G or 13G/A.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2021 were Steven J. Demetriou, Julia L. Johnson, James F. O’Neil III, Sandra Pianalto, and Leslie M. Turner. No members of the Compensation Committee during 2021 meet the criteria to be considered to have an interlock or insider participation relationship.

102	2022 PROXY STATEMENT

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Certain Relationships and Related Person Transactions

Based on our size and varied business operations, we may engage in transactions with companies and other organizations in which a member of your Board, executive officer, or such person’s immediate family member also may be a board member, executive officer, or significant investor. In some of these cases, such person may have a direct or indirect material interest in the transaction with the Company. We recognize that related person transactions have the potential to create perceived or actual conflicts of interest and could create the appearance that decisions are based on considerations other than the best interests of the Company and its shareholders. Accordingly, as a general matter, it is our preference to avoid related person transactions. However, there are situations where related person transactions may be in, or may not be inconsistent with, the best interests of the Company and its shareholders. Your Board has determined that it is appropriate and necessary to have a process in place to identify and provide proper review of any related person transactions.

Based on the foregoing, your Board established a written Related Person Transactions Policy (the “Policy”) that has been implemented by the Corporate Governance and Corporate Responsibility Committee in order to effectuate the review, approval, and ratification process surrounding related person transactions. This Policy supplements the Company’s other conflict-of-interest policies set forth in the FirstEnergy Conflicts-of-Interest Policy and Code of Business Conduct. Related person transactions may be entered into or continued only if a majority of the disinterested members of the Corporate Governance and Corporate Responsibility Committee or your Board approves or ratifies the transaction in accordance with the Policy. The Chair of the Corporate Governance and Corporate Responsibility Committee also has the delegated authority between meetings to review and determine whether a transaction should be approved or ratified in accordance with the Policy. In making its decisions, the Corporate Governance and Corporate Responsibility Committee, Chair of the Corporate Governance and Corporate Responsibility Committee or your Board will review current and proposed transactions by taking into consideration the Policy, which includes the definitions and terms set forth in Item 404 of Regulation S-K.

As part of the Policy, our management established review procedures for any transaction, proposed transaction or any material amendment to a transaction, in which we are currently, or in which we may be, a participant in which the amount exceeds $120,000, and in which the related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest. In early 2021, our directors, our new director nominee and current executive officers completed a questionnaire to assist your Company in identifying and assessing any potential related person transactions. For the three former executive officers, this review was based on their most recent questionnaire completed in early 2020. Your Company facilitates the review by examining its financial records based on responses to the questionnaires. Any known related entities of the related persons are identified as such in the applicable computer system so that necessary business units are made aware of a potential related person transaction or proposed transaction involving the Company and a related entity. As applicable, management brings transactions to the attention of the Corporate Governance and Corporate Responsibility Committee, Chair of the Corporate Governance and Corporate Responsibility Committee or your Board for its review, approval or ratification.

When reviewing a transaction, the Corporate Governance and Corporate Responsibility Committee, Chair of the Corporate Governance and Corporate Responsibility Committee or your Board reviews the material facts of the related person’s relationship to the Company, and his or her interest in the transaction, as well as the aggregate value of such transaction to the Company. Since January 1, 2021, we participated in the transactions described below, in which the amount involved exceeded $120,000 and in which any Board member, Board member nominee, executive officer, beneficial owner of more than five percent of our common stock, or a member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Pursuant to the terms of the Policy, your Board’s Corporate Governance and Corporate Responsibility Committee and/or the Chair of the Corporate Governance and Corporate Responsibility Committee ratified and approved the transactions described below.

Mr. Kenneth A. Strah currently serves the Company as a Vice President, Customer Operations. He was promoted from his prior Director of Customer Contact Centers position in 2021 and has been employed by the Company since 1980. Mr. Kenneth A. Strah is the brother of Mr. Steven E. Strah who is the Company’s President and CEO, and a Director. From January 1, 2021 through

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March 18, 2022, Mr. Kenneth A. Strah received compensation in the aggregate amount of approximately $414,000, which consisted of base salary, the STIP paid in 2022 for 2021 performance and the grant date value of performance-adjusted RSUs granted in 2021 under the LTIP. Mr. Kenneth A. Strah’s compensation is consistent with the terms of the Company’s compensation programs. No direct reporting relationship exists between Mr. Kenneth A. Strah and Mr. Steven E. Strah.

During 2021, two providers of services to the Company were also beneficial owners of at least 5% of our common stock: BlackRock, Inc. (“BlackRock”) and State Street Corporation (“State Street”). Their fees are unrelated to their common stock ownership, resulted from arm’s-length negotiations, and are reasonable in amount and reflect market terms and conditions. The Company does not believe BlackRock or State Street have any direct or indirect material interest in the transactions as a result of such services. The nature and value of services provided by these 5% shareholders and their affiliates are described below.

◾

Affiliates of BlackRock provided asset management services for certain assets under our FirstEnergy Corp. Pension Plan and a trust associated with certain Company employee benefit plans and received approximately $684,000 in fees from the Company from January 1, 2021 through March 18, 2022 for such services.

◾

Affiliates of State Street provided asset management and trustee services relating to the FirstEnergy Corp. Amended and Restated Executive Deferred Compensation Plan and a trust associated with certain Company employee benefit plans and received approximately $183,000 in fees from January 1, 2021 through March 18, 2022 for such services.

Related Person Transactions involving the Icahn Group

On March 16, 2021, the Company entered into the Director Nomination Agreement with the Icahn Group. Pursuant to the Agreement, the Board agreed to, effective as of March 18, 2021: (i) increase the size of the Board from 12 to 14 directors, resulting in a total of two vacancies; and (ii) appoint the Icahn Designees to serve as directors of the Company to fill such vacancies, each with a term expiring at the 2021 Annual Meeting. The Company also agreed to nominate each of the Icahn Designees for election as directors of the Company at the 2021 Annual Meeting, and to use its reasonable best efforts (including the solicitation of proxies) to obtain the election of each of the Icahn Designees at the 2021 Annual Meeting. Mr. Teno was appointed to serve as a member of the Board’s Audit Committee and its sub-committee overseeing the assessment and implementation of potential changes in FirstEnergy’s compliance program, as well as the Finance Committee. Mr. Lynn was appointed to serve as a member of the Board’s Independent Review Committee and the Demand Review Committee and the Corporate Governance Committees. Following the dissolution on June 30, 2021, of the Board’s Independent Review Committee and the Demand Review Committee, Mr. Lynn was appointed to serve on the Special Litigation Committee.

In addition, the agreement provides that until March 1, 2022, the Company and the Icahn Group shall each use all reasonable efforts (including the exhaustion of all available appeals processes) to, among other matters, obtain all Regulatory Approvals (as defined in the Director Nomination Agreement) necessary to permit the Icahn Designees (and any replacement designees) to remain a director of the Company (or to rejoin the Board, as applicable), to vote at meetings of the Board or any Board committee and to take the other actions contemplated by the Director Nomination Agreement. Until such time as all Regulatory Approvals are obtained, no Icahn Designee (or replacement designee) serving as a member of the Board will have the right to vote at any meeting of the Board or any Board committee. Messrs. Lynn and Teno remain non-voting directors of the Board, but are awaiting resolution of certain proceedings before the Maryland PSC that remain ongoing as of March 23, 2022. The Company remains committed to continue all reasonable efforts to favorably resolve the Maryland proceedings.

In connection with their appointment to the Board, the Board determined that each of Mr. Teno and Mr. Lynn qualifies as an independent director under the listing rules of the New York Stock Exchange. The Icahn Designees will receive the same compensation as the Company’s other non-employee directors. The Company has also entered into a Director and Officer Indemnification Agreement with each of Mr. Teno and Mr. Lynn.

In the event the Icahn Designees are unable or otherwise cease to serve on the Board, the Director Nomination Agreement provides a mechanism for the Icahn group to designate a substitute director acceptable to the Board to be appointed to the Board for the remainder of the term of such Icahn Designee.

If at any time the Icahn Group ceases to hold a “net long” position (as defined in the Director Nomination Agreement) in at least: (i) three percent (3%) of the total outstanding common shares of the Company, the Icahn Group will cause one Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits; and (ii) one and one-half percent

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(1.5%) of the total outstanding common shares of the Company, the Icahn Group will cause each Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits.

Further, during the applicable term of the Director Nomination Agreement, the Company has generally agreed (i) not to create a separate executive committee of the Board or any other committee with functions similar to those customarily granted to an executive committee, (ii) not to form any new committee without offering at least one Icahn Designee the opportunity to be a member of such committee, and (iii) that, with respect to any Board consideration of appointment and employment of named executive officers, specified transactions, and certain other matters such voting with respect thereto shall take place only at the full Board level or in committees of which one of the Icahn Designees is a member.

From the date of the Director Nomination Agreement until the later of (i) 30 days before the last day of the nomination deadline for shareholders to nominate candidates for the annual meeting following the Annual Meeting and (ii) 30 days after such date as no Icahn Designee is on the Board and the Icahn Group has no right to designate a replacement designee (such period, the “Standstill Period”), the Icahn Group has agreed to vote all common shares of the Company that it or its affiliates have the right to vote in favor of the election of directors nominated and recommended by the Board for election and otherwise in accordance with the recommendations of the Board, subject to certain exceptions and early termination upon certain specified events. The Icahn Group has also agreed to certain customary standstill and mutual non-disparagement restrictions during the Standstill Period, subject to certain exceptions and early termination upon certain specified events. In addition, as long as the Icahn Group has a “net long” position, as defined in the Director Nomination Agreement, in at least one and one-half percent (1.5%) of the total outstanding common shares of the Company, the Company will not adopt a rights plan designed to increase the cost to a potential acquirer which includes a triggering threshold below 10.0% of the then-outstanding common stock through the issuance of new rights, common stock or preferred shares, unless such rights plan exempts the Icahn Group up to a beneficial ownership of 9.99%. The Director Nomination Agreement will terminate and be of no further force or effect at such time, if any, following the 2021 Annual Meeting that (i) no Icahn Designee serves on the Board and (ii) the Icahn Group is no longer entitled to designate a replacement designee for any Icahn Designee; except that the customary standstill and mutual non-disparagement restrictions will terminate at the end of the Standstill Period.

Pursuant to the Director Nomination Agreement, the Company and the Icahn Group also entered into a confidentiality agreement and agreed to negotiate in good faith and enter into a customary registration rights agreement by no later than July 1, 2021, with respect to the common shares of the Company beneficially owned by the Icahn Group. To date, the parties have not entered into a registration rights agreement.

Related Person Transactions involving the Blackstone Group L.P.

On November 6, 2021, the Company entered into Common Stock Purchase Agreement (the “Blackstone PSA”) with BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P. (“Blackstone”), for the private placement of 25,588,535 shares of the Company’s common stock at a price of $39.08 per share (the “Private Placement”). Pursuant to the Blackstone PSA, and for so long as Blackstone beneficially owns at least 75% of the shares of common stock acquired by it at the closing of the Private Placement (such period, the “Nomination Period”), Blackstone will have the right to nominate one natural person for election to the Board (the “Blackstone Nominee”) and the Company will: (i) upon the occurrence of a vacancy on the Board during the Nomination Period, if the Blackstone Nominee is not then serving as a member of the Board, cause the Blackstone Nominee to be appointed to the Board; and (ii) in connection with each annual meeting of the stockholders of the Company at which directors are generally elected during the Nomination Period, (A) include the Blackstone Nominee as a nominee for election to the Board; (B) include the Blackstone Nominee in the Company’s notice of annual meeting (or any supplement thereto); (C) not nominate more nominees than the number of persons to be elected to the Board at such meeting (which amount shall include the Blackstone Nominee); and (D) use reasonable best efforts to cause the election of the Blackstone Nominee so nominated by the Company (including by (x) recommending that the Company’s stockholders vote in favor of the election of the Investor Nominee and (y) otherwise support the Investor Nominee for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate). Pursuant to the Blackstone PSA and Blackstone’s recommendation, the Board has agreed to nominate Mr. Sean Klimczak for election as a director of the Company at the Annual Meeting.

In addition, the Company and Blackstone will each use reasonable best efforts (including the exhaustion of all available appeals processes) to, as promptly as practicable, among other matters, obtain all Regulatory Approvals (as defined in the Blackstone PsA) necessary to permit Mr. Klimczak to remain a director of the Company (or to rejoin the Board, as applicable), to vote at meetings of

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the Board or any Board committee and to take the other actions contemplated by the Blackstone PSA. Until such time as all Regulatory Approvals are obtained, no Blackstone Nominee serving as a member of the Board will have the right to vote at any meeting of the Board or any Board committee.

In connection with his nomination to stand for election as a director of the Company at the Annual Meeting, the Board determined that Mr. Klimczak qualifies as an independent director under the listing rules of the New York Stock Exchange. If elected, Mr. Klimczak will receive the same compensation as the Company’s other non-employee directors. The Company will also enter into a Director and Officer Indemnification Agreement with Mr. Klimczak, if elected.

In the event the Blackstone Nominee is elected and subsequently becomes unable or otherwise ceases to serve on the Board, the Blackstone PSA provides a mechanism for Blackstone to designate a substitute director acceptable to the Board to be appointed to the Board for the remainder of term of the Blackstone Nominee.

In the event that Blackstone ceases to beneficially own at least 75% of the shares of Common Stock acquired by it at the closing of the Private Placement, if requested by the Board, Blackstone shall cause the Blackstone Nominee to immediately resign from the Board.

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Audit Committee Report

The Audit Committee of your Board is charged with assisting your full Board in fulfilling its oversight responsibility with respect to the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee acts under a written charter that is reviewed annually, revised as necessary, and is approved by your Board. The charter specifies that the Audit Committee is directly responsible for the appointment, compensation and retention of, and the oversight of the work and pre-approval of all services provided by the Company’s independent registered public accounting firm, which was PricewaterhouseCoopers LLP during 2021. In connection with the Audit Committee’s approval of any non-audit services, the Audit Committee considers whether the independent registered public accounting firm’s performance of any non-audit services is compatible with the independent auditor’s independence.

As part of the Audit Committee’s annual auditor engagement process, the Audit Committee considers whether to rotate the independent registered public accounting firm. The Audit Committee also participates in the selection of and ensures the regular rotation of the lead audit partner and concurring partner of the Company’s independent registered public accounting firm every five years. PricewaterhouseCoopers LLP has been the Company’s independent auditor since 2002. The Audit Committee currently believes that there are benefits to having an independent auditor with an extensive history with the Company. In connection with its auditor engagement process, the Audit Committee considers the continued independence of PricewaterhouseCoopers LLP and considers the benefits including: quality audit work and accounting advice due to PricewaterhouseCoopers LLP’s institutional knowledge of our business and operations, accounting policies and financial systems, and internal control framework; knowledge of the utility industry; and operational efficiencies and a resulting lower fee structure because of PricewaterhouseCoopers LLP’s history and familiarity with our business. Using a framework developed by management, the Audit Committee also assesses the appropriateness and reasonableness of PricewaterhouseCoopers LLP’s fees relative to the Company’s business needs and as compared to fees incurred by peer companies of comparable financial statement risk, size and complexity of business and related internal control environment.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. In performing its review, the Audit Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. This discussion covered the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm regarding their independence from the Company as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm such firm’s independence.

The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope, plans, and results of their respective audits. The Audit Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting process.

Based on the above reviews and discussions, the Audit Committee recommended to your Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

Audit Committee Members: Michael J. Anderson (chair), Donald T. Misheff, Andrew Teno and Leslie M. Turner.

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Matters Relating to the Independent Registered Public Accounting Firm

Audit Fees

The following is a summary of the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers LLP, for services provided to the Company and its reporting subsidiaries during the years 2021 and 2020.

PricewaterhouseCoopers LLP billed the Company an aggregate of $8,189,418 in 2021 and $8,107,172 in 2020 in fees for professional services rendered for the audit of the Company’s annual financial statements and the review of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q, services that are normally provided in connection with statutory and regulatory filings or engagements, audit-related services and non-audit-related services as noted below.

	Fees for Audit Year 2021	Fees for Audit Year 2020
Audit Fees(1)	$7,902,423	$7,882,000
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees(2)	$286,995	$225,172
Total	$8,189,418	$8,107,172

(1) Professional services rendered for the audits of FirstEnergy’s annual financial statements and reviews of unaudited financial statements included in FirstEnergy’s Quarterly Reports on Form 10-Q and for services in connection with statutory and regulatory filings or engagements, including comfort letters, agreed upon procedures and consents for financings and filings made with the SEC.

(2) All other fees primarily reflect certain costs incurred as a result of the ongoing SEC investigation, software subscription fees, and accounting research license costs in 2021 and 2020. 2021 also includes fees for ESG metric and reporting assessment, and 2020 also includes fees for system implementation quality assurance services.

The Audit Committee has considered whether any non-audit services rendered by the independent registered public accounting firm are compatible with maintaining its independence. The Audit Committee, in accordance with its charter and in compliance with all applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent registered public accounting firm cannot be engaged to perform non-audit services that are prohibited by these requirements. The charter further states that any engagement of the independent registered public accounting firm to perform other audit-related or any non-audit services must have approval in advance by the Chair of the Audit Committee upon the recommendation of the Vice President, Controller and Chief Accounting Officer. Such approved engagement is then presented to the Audit Committee at its next regularly scheduled meeting. All audit and non-audit services provided by PricewaterhouseCoopers LLP in 2021 and 2020 were pre-approved.

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Questions and Answers about the Annual Meeting

Proxy Materials

1	Q:	Why did I receive these proxy materials?

A:

You received these proxy materials because you were a shareholder of record or beneficial owner (as defined below) of shares of common stock of FirstEnergy Corp. as of the close of business on March 18, 2022, the record date (the “Record Date”). The Annual Meeting will be held on Tuesday, May 17, 2022. We began distributing these proxy materials to shareholders on or about March 23, 2022

2	Q:	What is the difference between holding shares as a “shareholder of record” and holding shares in “street name” or as a “beneficial owner”?

	A:	Shareholder of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are a shareholder of record of the shares. As the shareholder of record, you have the right to vote your shares directly or to grant a proxy to vote your shares to a representative of the Company or to another person. As a record holder you have received either a proxy card to use in voting your shares or a Notice of Internet Availability which instructs you how to vote.

Beneficial Owner: If your shares are held for you in a brokerage, bank or other institutional account, it is likely that you are the beneficial owner of shares, meaning that you hold shares in “street name.” You are also a beneficial owner if you own shares through the FirstEnergy Corp. Savings Plan (the “Savings Plan”).

As a beneficial owner of shares, you have the right to direct the registered holder to vote your shares, and you may attend the Annual Meeting (please see the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” below for instructions on how to register in advance). Your bank, broker or other institution has provided a voting instruction form for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. Additionally, if you are a Savings Plan participant, because the Savings Plan’s Trustee is the only one who can vote your Savings Plan shares, you cannot vote your Savings Plan shares virtually at the Annual Meeting (although you may attend the Annual Meeting by following the instructions on how to register in advance in the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” below).

3	Q:	Can I view future FirstEnergy proxy materials and annual reports on the Internet instead of receiving paper copies?

	A:	Yes. If you received paper copies of this proxy statement and the annual report and you are a shareholder of record, you can elect to view future proxy statements and annual reports on the Internet by marking the designated box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, prior to the next annual meeting, you will be mailed a paper copy of the proxy card along with instructions on how to access the proxy statement and annual report using the Internet unless applicable regulations require delivery of printed proxy materials. Your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents.

If you previously elected to access your proxy materials over the Internet, you will not receive the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) or paper copies of proxy materials in the mail unless required by law. Instead, you will receive a paper copy of the proxy card along with instructions on how to access the proxy statement and annual report using the Internet.

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If you received a Notice of Internet Availability, you may not receive printed copies of proxy statements and annual reports in the future unless required by law. However, you may elect to be mailed a paper proxy card with instructions on how to access proxy statements and annual reports using the Internet for future meetings by following the instructions when voting. The Notice of Internet Availability also contains instructions on how you may request delivery of proxy materials in printed form for the Annual Meeting or on an ongoing basis, if desired.

If you are a beneficial owner, refer to the information provided by your broker, bank or other nominee for instructions on how to elect to view future FirstEnergy proxy statements and annual reports on the Internet instead of receiving paper copies.

4	Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of receiving a full set of printed proxy materials?

A:

To reduce the environmental impact and related costs of the Annual Meeting, we are pleased to again furnish the proxy materials over the Internet. As a result, we are sending a number of our shareholders a Notice of Internet Availability instead of a printed copy of the proxy materials. All shareholders receiving the Notice of Internet Availability will have the ability to access the proxy materials and vote via the Internet and to request a printed copy of the proxy materials by mail, if desired. Instructions on how to access the proxy materials over the Internet, to vote online, and to request a printed copy may be found in the Notice of Internet Availability. The Notice of Internet Availability identifies the items to be voted on at the Annual Meeting, but shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notice of Internet Availability that is returned will not be counted as votes. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form for this Meeting or on an ongoing basis, if desired.

5	Q:	Why did we receive just one copy of the Proxy Statement and annual report when we have more than one stock account in our household?

A:

Where possible, we follow the SEC rule that permits us to send one copy each of this Proxy Statement and the annual report to a household if shareholders provide written or implied consent. We previously mailed a notice to eligible registered shareholders stating our intent to use this rule unless a shareholder provided an objection. Using this rule reduces unnecessary publication and mailing costs. Shareholders continue to receive a separate proxy card or opportunity to vote via the Internet, as applicable, for each stock account. If you are a registered shareholder and received only one copy each of the Proxy Statement and the annual report in your household, you can request additional copies for some or all accounts for this year or in the future, either by calling Shareholder Services at 1-800-736-3402 or by writing to FirstEnergy Corp., c/o American Stock Transfer & Trust Company, LLC, P.O. Box 2016, New York, NY 10272-2016, and we will promptly deliver the requested copies. You also may contact us in the same manner if you are receiving multiple copies of this Proxy Statement and/or the annual report in your household and desire to receive one copy. If you are not a registered shareholder and your shares are held by a bank, broker, or other institution you will need to contact such bank, broker, or other institution to revoke your election and receive multiple copies of these documents.

6	Q:	Who is soliciting my vote, how are proxy cards being solicited, and what is the cost?

	A:	Your Board is soliciting your vote. We have arranged for the services of Morrow Sodali LLC to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $19,250, plus reimbursement of reasonable expenses. Votes also may be solicited in a similar manner by officers and employees of the Company and members of your Board on an uncompensated basis. The Company will pay all reasonable solicitation costs and will reimburse banks, brokers or other nominees for postage and expenses incurred by them for sending proxy materials to beneficial owners.

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Voting Matters

7	Q:	What items of business will be voted on at the Annual Meeting and how does the Board recommend that I vote?
A:

Item	Brief Description	Board’s Recommendation
1	Elect the 12 nominees named in this Proxy Statement to the Board of Directors	✓ “FOR” each director nominee

2	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022	✓ “FOR”

3	Approve, on an advisory basis, named executive officer compensation	✓ “FOR”

4	Shareholder Proposal Requesting a Report Relating to Electric Vehicles and Charging Stations with Regards to Child Labor Outside of the United States	X “AGAINST”

5	Shareholder Proposal Regarding Special Shareholder Meetings	X “AGAINST”

8	Q:	What is a quorum and what other voting information should I be aware of?
A:

As of the Record Date, 570,902,656 shares of our common stock were outstanding. A majority of these shares represented at the Annual Meeting either virtually or by proxy constitutes a quorum. A quorum is required to conduct business at the Annual Meeting. All shares represented at the Annual Meeting are counted for the purpose of determining a quorum. You are entitled to one vote for each share of common stock you owned on the Record Date.

A broker non-vote occurs when an entity holding shares in street name, such as a bank or broker, submits a proxy for your shares but does not indicate a vote for a particular “non-routine” proposal (such as Items 1, 3, 4 and 5) because your broker does not have the authority to vote on that proposal and has not received specific voting instructions. If you are a beneficial owner, we encourage you to provide instructions to your bank, broker, or other institution by executing the voting form supplied to you by that entity. Pursuant to applicable rules, if your shares are held in a broker account, you must provide your broker with voting instructions for all matters to be voted on at the Annual Meeting except on Item 2. A broker will be permitted to vote your shares on Item 2 without your instructions because Item 2 is considered a “routine” matter under applicable NYSE rules; however, your broker cannot vote your shares on any other items unless you provide instructions because such other items are deemed to be “non-routine” matters under NYSE rules. Therefore, your failure to give voting instructions means that your shares will not be voted on any “non-routine” items and, as applicable, your unvoted shares will be broker non-votes.

An item to be voted on may require a percentage of votes cast, rather than a percentage of shares outstanding, to determine passage or failure. Votes cast is defined to include both “For” and “Against” votes and excludes abstentions and broker non-votes.

If you properly sign and return your proxy card but your proxy card is not completed properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

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9	Q:	What is the vote required for each item to be voted on at the Annual Meeting?

A:

Item	Brief Description	Vote Required	Treatment of Abstentions and Broker Non-Votes

1	Elect the 12 nominees named in this Proxy Statement to the Board of Directors

Nominees receiving more “For” votes than “Against” votes (among votes properly cast virtually or by proxy) will be elected.

As further described in Item 1 above, any nominee for director who receives a greater number of votes “Against” than votes “For” his or her election must promptly tender his or her resignation to the Corporate Governance and Corporate Responsibility Committee following certification of the shareholder vote.

No effect.

2	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022	Requires the affirmative vote of a majority of votes cast.	Abstentions – No effect. Broker Non-votes – Not applicable.

3	Approve, on an advisory basis, named executive officer compensation	This advisory proposal requires the affirmative vote of a majority of the votes cast.	No effect.

4	Shareholder Proposal Requesting a Report Relating to Electric Vehicles and Charging Stations with Regards to Child Labor Outside of the United States

The non-binding shareholder proposal requires the affirmative vote of a majority of votes cast.

Notwithstanding the results of the shareholder vote, the ultimate adoption of any measures called for by the shareholder proposal is at the discretion of your Board.

No effect.

5	Shareholder Proposal Regarding Special Shareholder Meetings

The non-binding shareholder proposal requires the affirmative vote of a majority of votes cast.

Notwithstanding the results of the shareholder vote, the ultimate adoption of any measures called for by the shareholder proposal is at the discretion of your Board.

No effect.

10	Q:	Will any other matters be voted on other than those described in this Proxy Statement?

A:

We do not know of any business that will be considered at the Annual Meeting other than the matters described in this Proxy Statement. However, if other matters are presented properly, your executed appointment of a proxy will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

11	Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K, which is required to be filed with the SEC within four business days after the date of the Annual Meeting and will be posted on our website at https://investors.firstenergycorp.com/ then by selecting “SEC Filings & Reports.” You may also automatically receive the Company’s SEC filings (which include alerts for the filing of Form 8-Ks by the Company with the SEC) via e-mail by visiting our website at https://investors.firstenergycorp.com/EmailNotification and selecting “Company Documents.”

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How You Can Vote

12	Q:	Who is entitled to vote at the Annual Meeting?

A:

Shareholders of record of FirstEnergy common stock as of the Record Date are entitled to receive notice of the Annual Meeting and vote their shares. If you plan to attend the Annual Meeting, please see the “Attending the Virtual Annual Meeting” section below of these “Questions and Answers about the Annual Meeting” for instructions on how to register in advance.

13	Q:	How do I vote?

A:

As further described below, if you are voting by Internet, telephone or mail, your vote must be received by 6:00 a.m., EDT, on Tuesday, May 17, 2022, to be counted in the final tabulation, except for shares held by participants in the FirstEnergy Corp. Savings Plan. If you are a participant in the FirstEnergy Corp. Savings Plan, your vote on shares held through the FirstEnergy Corp. Savings Plan must be received by 6:00 a.m., EDT, on Monday, May 16, 2022, to be counted in the final tabulation. Beneficial owners (other than participants in the FirstEnergy Corp. Savings Plan) will receive instructions from the holder of record (the bank, broker, institution or other nominee that holds your shares) that you must follow for your shares to be voted.

Do you hold shares directly with FirstEnergy or in the FirstEnergy Corp. Savings Plan?

INTERNET	MAIL

Use the internet at www.cesvote.com	Mail by returning your proxy card/voting instruction form (1)

TELEPHONE	DURING THE MEETING

Call toll-free at 1-888-693-8683	This year’s meeting will be virtual. For details on voting your shares during the meeting, see “Questions and Answers about the Annual Meeting.”

(1) If your pre-addressed envelope is misplaced, send your proxy card to Corporate Election Services, Inc., the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Do you hold shares through a bank, broker or other institution (beneficial ownership)? (2)
Use the internet at www.proxyvote.com	Call toll-free at 1-800-454-8683	Mail by returning your proxy card/voting instruction form

(2) Not all beneficial owners may be able vote at the web address and phone number provided above. If your control number is not recognized, please refer to your voting instruction form for specific voting instructions.

If you received a Notice of Internet Availability and would like to vote by telephone or mail, please follow the instructions on your notice to request a paper copy of the proxy materials and proxy card.

If you are a participant in the FirstEnergy Corp. Savings Plan, your proxy card will include the shares of common stock held for your account in the FirstEnergy Corp. Savings Plan and any other shares registered with our transfer agent, AST, as of the Record

FIRSTENERGY CORP.	113

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Date. Subject to the Employee Retirement Income Security Act of 1974, as amended, and pursuant to the Savings Plan provisions, the Savings Plan’s Trustee will vote all shares as directed by Savings Plan participants and shares for which the Savings Plan’s Trustee does not receive timely voting directions will be voted in the same proportion as the shares held under the Savings Plan for which the Savings Plan’s Trustee receives timely voting directions. Because the Savings Plan Trustee is the only one who can vote your FirstEnergy Corp. Savings Plan shares, you may not vote such shares at the Annual Meeting.

Beneficial owners (other than participants in the FirstEnergy Corp. Savings Plan) will receive instructions from the holder of record (the bank, broker, institution or other nominee that holds your shares) that you must follow for your shares to be voted. Also, please note that if you wish to vote virtually at the Annual Meeting, you must request a legal proxy from your bank, broker, or other nominee that holds your shares and present that legal proxy identifying you as the beneficial owner of your shares of FirstEnergy common stock and authorizing you to vote those shares at the Meeting.

14	Q:	How may I revoke my proxy?

A:

You may revoke your appointment of a proxy or change your related voting instructions one or more times by timely:

◾  Mailing a proxy card that revises your previous appointment and voting instructions;

◾  Voting by Internet or telephone after the date of your previous appointment and voting instructions;

◾  Voting virtually at the Annual Meeting (other than participants in the FirstEnergy Corp. Savings Plan); or

◾  Notifying the Corporate Secretary of the Company in writing prior to the commencement of the Annual Meeting (other than participants in the FirstEnergy Corp. Savings Plan).

The proxy tabulator will treat the last instructions it receives from you as final. For example, if a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the proxy tabulator before changing them by telephone or Internet. Please note that unless you are voting virtually at the Annual Meeting, in order to be counted, the revocation or change must be received by the applicable dates and times, discussed above in Question 13, which also includes instructions on how to vote.

If you are a beneficial owner of shares, you must follow the directions you receive from your bank, broker, or other institution to change your vote.

Attending the Virtual Annual Meeting

15	Q:	Do I need to register in advance to attend the virtual Annual Meeting?

A:

Yes. This year’s Annual Meeting will be held in a virtual format through a live webcast at www.cesonlineservices.com/fe22_vm. In accordance with our security procedures, if you plan to attend the virtual Annual Meeting, you will need to register in advance by following the Advance Registration Instructions below.

Shareholders as of the close of business on March 18, 2022, the record date, or those that hold a valid proxy for the Annual Meeting, and pre-register are entitled to participate in and ask questions at the Annual Meeting. All shareholders wishing to attend the virtual Annual Meeting must pre-register no later than 9:00 a.m. on May 16, 2022.

Advance Registration Instructions

If you are a shareholder of record, participant in the FirstEnergy Corp. Savings Plan or an employee who holds unvested restricted stock and you are voting by Internet, telephone or by mail: You may register to attend the virtual Annual Meeting by visiting the website www.cesonlineservices.com/fe22_vm. Please have your proxy card or Notice of Internet Availability containing your 11-digit control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

All other shareholders: Shareholders whose shares are held through a bank, broker or other institution as of the record date may register to attend the virtual Annual Meeting by visiting the website www.cesonlineservices.com/fe22_vm. Please have your voting instruction form, Notice of Internet Availability, or other communication containing your control number available and follow the instructions to complete your registration request, including uploading a copy of one of these documents. After registering,

114	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. If you are a beneficial shareholder and you wish to vote your shares online during the virtual Annual Meeting rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other institution to obtain a legal proxy form that you must submit electronically with your ballot during the online virtual Annual Meeting using a PDF, JPEG, GIF or PNG file format.

Other Related Matters

We encourage you to access the virtual Annual Meeting at least 15 to 30 minutes before it begins. Online check-in will start at approximately 7:30 a.m. EDT on May 17, 2022. We ask that participants follow the meeting Rules of Conduct, which will be available on the event website.

The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Meeting. If you encounter technical difficulties accessing the Annual Meeting, please follow the instructions contained in the reminder email you will receive the evening before the meeting. Technical support will be available during the virtual Annual Meeting.

16	Q:	How may I ask questions at the virtual Annual Meeting?

A:

We will have a question and answer session during the Annual Meeting. To ask a question during the virtual Annual Meeting, you must be a shareholder and have pre-registered for the Annual Meeting as discussed above under “Attending the Virtual Annual Meeting.”

Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints. Substantially similar questions will be answered once to avoid repetition and to also allow time for any other questions. Such questions that cannot be answered live due to time constraints will be posted and answered at www.FirstEnergyCorp.com/annualmeeting as soon as practical after the Annual Meeting. We ask that participants to follow the meeting Rules of Conduct, which will be available on the event website.

Proposals and Business by Shareholders

17	Q:	When are shareholder proposals and nominations due for the 2023 Annual Meeting?

A:

Shareholder Proposals under the Rules of the SEC

Under the rules of the SEC, a shareholder who wishes to offer a proposal for inclusion in the Company’s proxy statement and proxy card for the 2023 annual meeting of shareholders must submit the proposal and any supporting statement by November 23, 2022, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. Any proposal received after that date will not be eligible for inclusion in the proxy statement and proxy card for the 2023 annual meeting of shareholders.

Shareholder Proposals and Nominations under the Company’s Amended and Restated Code of Regulations
Under our Amended and Restated Code of Regulations, a shareholder who wishes to properly introduce an item of business before an annual meeting of shareholders must follow the applicable requirements and procedures as set forth in our Amended and Restated Code of Regulations.

FIRSTENERGY CORP.	115

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

The Amended and Restated Code of Regulations provide that we must receive the notice of intention to introduce an item of business, including nominations of director candidates for election to your Board, at an annual meeting not less than 30 nor more than 60 calendar days prior to the annual meeting. In the event public announcement of the date of the annual meeting is not made at least 70 calendar days prior to the date of the meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which the public announcement is first made. Accordingly, if a public announcement of the date of the 2023 annual meeting of shareholders is made at least 70 calendar days prior to the date of the meeting and assuming that our 2023 annual meeting of shareholders is held on the third Tuesday of May, we must receive any notice of intention to introduce an item of business at that meeting no earlier than March 17, 2023 and no later than April 17, 2023; otherwise, we must receive any notice of intention to introduce an item of business at that meeting no later than the close of business on the 10th calendar day following the day on which the public announcement is first made. If we do not receive notice as set forth above or if certain other requirements of applicable law are met, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, we have adopted a proxy access right to permit, under certain circumstances, a shareholder or a group of shareholders to include in our annual meeting proxy statement director candidates whom they have nominated. These proxy access provisions in our Amended and Restated Code of Regulations provide, among other things, that a shareholder or group of up to 20 shareholders seeking to include director candidates in our annual meeting proxy statement must own, in the aggregate, 3% or more of the Company’s issued and outstanding Common Stock continuously for at least three years. The number of shareholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors in office as of the last day on which the applicable notice may be delivered or received or, if such amount is not a whole number, the closest whole number below 20%, and in any event, not less than two shareholder-nominated candidates. Such nomination must conform to the applicable requirements in our Amended and Restated Code of Regulations and must be received by our Corporate Secretary no earlier than October 24, 2022 and no later than November 23, 2022, assuming the 2023 annual meeting of shareholders is not advanced more than 30 calendar days and not delayed by more than 60 calendar days of the date of the anniversary of the 2022 annual meeting of shareholders.

Please refer to our Amended and Restated Code of Regulations for the complete requirements and procedures. Our Amended and Restated Code of Regulations is available on the SEC website and upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890.

In addition to satisfying the requirements under our Amended and Restated Code of Regulations, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees for election at the 2023 annual meeting of shareholders other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Such notice must be postmarked or transmitted electronically to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890, no later than 60 calendar days prior to the anniversary date of the 2022 annual meeting of shareholders (for the 2023 annual meeting of shareholders, no later than March 17, 2023), assuming the 2023 annual meeting of shareholders is not advanced more than 30 calendar days of the date of the anniversary of the 2022 annual meeting of shareholders.

116	2022 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to Employees & ESG	Executive & Director Compensation	Other Important Matters / Q&A

Obtaining Additional Information

18	Q:	Where can I find additional information?

A:	If you received a paper copy of this Proxy Statement, you can learn more about our operations by reviewing the annual report to shareholders for the year ended December 31, 2021, that is included with the mailing of this Proxy Statement. If you did not receive a paper copy of this Proxy Statement, you can view the annual report and other information by visiting www.FirstEnergyCorp.com/AnnualMeeting.

A copy of our latest Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. You also can view the Form 10-K by visiting the Company’s website at www.firstenergycorp.com under the tab “Investors,” then by selecting “SEC Filings & Reports.” Information contained on any of the Company or third-party websites referenced above or later in this Proxy Statement is not deemed to be part of this Proxy Statement.

FIRSTENERGY CORP.	117

76 South Main Street

Akron, Ohio 44308

Mary M. Swann

Corporate Secretary and Associate General Counsel

March 23, 2022

Dear Shareholder:

You are cordially invited to attend the virtual 2022 FirstEnergy Corp. Annual Meeting of Shareholders on Tuesday, May 17, 2022, at 8:00 a.m. EDT. If you plan to attend this virtual meeting, you must register in advance. For information on how to register, see “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” of the proxy statement.

As you may recall, you previously consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet instead of receiving paper copies. The annual report, proxy statement and all other proxy material related to the 2022 FirstEnergy Corp. Annual Meeting of Shareholders may be accessed and viewed at www.FirstEnergyCorp.com/AnnualMeeting.

The Notice of Annual Meeting of Shareholders is printed on the back of this letter. The notice and proxy statement contain important information about proxy voting and the business to be conducted at the Annual Meeting. We encourage you to read it carefully before voting. Your Board of Directors recommends that you vote “FOR” the election of all of the nominees in Item 1, “FOR” Items 2 and 3, and “AGAINST” Items 4 and 5.

Enclosed is your proxy card, which provides instructions to appoint your proxy and vote your shares. We encourage you to take advantage of the Internet or telephone voting options. Instructions regarding Internet and telephone voting are provided on the enclosed proxy card and are available at www.FirstEnergyCorp.com/AnnualMeeting. Please note that since you already have consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet, it is not necessary when voting your shares to provide consent again.

If you wish to receive a paper copy of the annual report and proxy statement with your proxy card in the future, or if you would like a paper copy of this year’s materials, please call Shareholder Services at (800) 736-3402, or call Corporate Election Services at (800) 516-1564 or access the website www.SendMaterial.com and follow the instructions provided, or send an email to papercopy@SendMaterial.com with your 11-digit control number in the email’s subject line.

This Notice and the Proxy Statement are being mailed or made available to shareholders on or about March 23, 2022.

Your vote and support are important to us. Thank you in advance for voting promptly.

Sincerely,

Notice of Annual Meeting of Shareholders

Please carefully review this Notice, the Company’s Annual Report to Shareholders for the year ended December 31, 2021 (the “2021 Annual Report”), and the Proxy Statement and vote your shares by following the instructions on your proxy card/voting instruction form or Notice of Internet Availability of Proxy Materials to ensure your vote is cast at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE AND TIME Tuesday, May 17, 2022 8:00 a.m. EDT RECORD DATE March 18, 2022

LOCATION

To protect the health and safety of shareholders, employees, and the broader community, during the COVID-19 pandemic, your Board has decided that the Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe22_vm. Online access will begin at 7:30 a.m. EDT on May 17, 2022. There will be no physical location for in-person attendance at the Annual Meeting.

If you plan to attend the virtual Annual Meeting, you must register in advance. See the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” in the Proxy Statement for instructions on how to register. Shareholders may only participate online and must pre-register to vote and ask questions at the virtual Annual Meeting. Only shareholders of record as of the close of business on March 18, 2022, or their proxy holders, may vote at the Annual Meeting.

AGENDA

1	Election of the Board of Directors Elect the 12 nominees named in the Proxy Statement to the Board of Directors to hold office until the 2023 Annual Meeting of Shareholders and until their successors shall have been elected;	2	Ratify appointment of the independent registered public accounting firm Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022;	4	Vote on shareholder Proposals Vote on two shareholder proposals, if properly presented at the Annual Meeting; and

				5	Other Business Take action on the business that may come properly before the Annual Meeting and any adjournment or postponement thereof

		3	Approve named executive officer compensation Approve, on an advisory basis, named executive officer compensation;

On behalf of the Board of Directors,

Mary M. Swann Corporate Secretary and Associate General Counsel Akron, Ohio

This Notice and Proxy Statement are being mailed or made available to shareholders on or about March 23, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 17, 2022. The Proxy Statement and the 2021 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

c/o Corporate Election Services
P.O. Box 3230
Pittsburgh, PA 15230

ELECTRONIC ACCESS OF FUTURE PROXY MATERIALS

To assist us in reducing the cost of mailing proxy materials, you can consent to access all future proxy statements, annual reports and other related materials via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials). To consent, please follow the instructions provided when you vote by Internet or telephone.

Or, if voting by mail, check the box at the bottom of this proxy card/voting instruction form and return it in the envelope provided.

Your vote must be received by 6:00 a.m., EDT, on Tuesday, May 17, 2022, to be counted in the final tabulation, except for participants in the FirstEnergy Corp. Savings Plan. If you are a participant in the FirstEnergy Corp. Savings Plan, your vote must be received by 6:00 a.m., EDT, on Monday, May 16, 2022, to be counted in the final tabulation.

Your vote is important! Even if you plan to attend our virtual annual meeting, please cast your vote as soon as possible by:

Internet Access the Internet site and cast your vote: www.cesvote.com	OR	QR Code Scan with a mobile device	OR	Telephone Call Toll-Free: 1-888-693-8683	OR	Mail Return your proxy card/voting instruction form in the postage-paid envelope provided

If you vote by Internet or telephone, please do not return your proxy card/voting instruction form.

ê Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing. ê

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Item 1, FOR Items 2 and 3, and AGAINST Items 4 and 5.

Your Board of Directors recommends a vote FOR all the nominees listed in Item 1.

1.	Election of Directors:		FOR	AGAINST	ABSTAIN

	(1)	Jana T. Croom	☐	☐	☐

	(2)	Steven J. Demetriou	☐	☐	☐

	(3)	Lisa Winston Hicks	☐	☐	☐

	(4)	Paul Kaleta	☐	☐	☐

	(5)	Sean T. Klimczak	☐	☐	☐

	(6)	Jesse A. Lynn	☐	☐	☐

	(7)	James F. O’Neil III	☐	☐	☐

	(8)	John W. Somerhalder II	☐	☐	☐

	(9)	Steven E. Strah	☐	☐	☐

	(10)	Andrew Teno	☐	☐	☐

	(11)	Leslie M. Turner	☐	☐	☐

	(12)	Melvin Williams	☐	☐	☐

Your Board of Directors recommends a vote FOR Items 2 and 3.

2.	Ratify the Appointment of the Independent Registered Public Accounting Firm for 2022

	☐	FOR	☐ AGAINST	☐	ABSTAIN

3.	Approve, on an Advisory Basis, Named Executive Officer Compensation

	☐	FOR	☐ AGAINST	☐	ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 4 and 5.

4.	Shareholder Proposal Requesting a Report Relating to Electric Vehicles and Charging Stations with Regards to Child Labor Outside of the United States

	☐	FOR	☐ AGAINST	☐	ABSTAIN

5.	Shareholder Proposal Regarding Special Shareholder Meetings

	☐	FOR	☐ AGAINST	☐	ABSTAIN

Signature	Date

Signature (Joint Tenant)	Date

Sign above as name(s) appear on this proxy card/voting instruction form.

If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing

☐

Check this box if you consent to accessing, in the future, the annual report, proxy statement and any other related material via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials).

FirstEnergy Corp.

Notice of Annual Meeting of Shareholders

Tuesday, May 17, 2022, at 8:00 a.m. EDT

www.cesonlineservices.com/fe22_vm

Due to the public health impact of the novel coronavirus pandemic (COVID-19) and to protect the health and safety of our shareholders, employees and other stakeholders, the Annual Meeting will be held in a virtual meeting format only, via webcast. You will not be able to attend the Annual Meeting physically in person. If you plan to attend the virtual Annual Meeting, you must register at www.cesonlineservices.com/fe22_vm no later than 9:00 a.m. EDT on May 16, 2022.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, please ensure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy card/voting instruction form in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 17, 2022. FirstEnergy Corp.’s proxy statement and 2021 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

ê Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing. ê

Proxy Card/Voting Instruction Form

This proxy card/voting instruction form is solicited by the Board of Directors for the Annual Meeting of Shareholders on May 17, 2022

The undersigned appoints Daniel M. Dunlap and Mary M. Swann as proxies with the power to appoint their substitutes; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders to be held on May 17, 2022, at 8:00 a.m., EDT, or at any adjournment or postponement thereof; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

If applicable, as a participant and “named fiduciary” in the FirstEnergy Corp. Savings Plan, this form also serves as voting instructions to Fidelity Management Trust Company, as Trustee for shares held in the Plan. The Trustee will vote all shares as instructed by Plan participants, and the shares for which the Trustee does not receive timely voting instructions will be voted by the Trustee in the same proportion as the shares held under the Plan for which the Trustee receives voting instructions.

Please date, sign and mail promptly if you are not voting by telephone or Internet.